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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through April 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                    Pioneer Emerging
                    Markets Local
                    Currency Debt Fund

--------------------------------------------------------------------------------
                    Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A     LCEMX
                    Class C     LCECX
                    Class Y     LCYEX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          21

Notes to Financial Statements                                                 28

Approval of Investment Advisory Agreement                                     38

Trustees, Officers and Service Providers                                      42

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                              Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

* Dividends are not guaranteed.

2 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                              Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

In the following discussion, portfolio managers Hakan Aksoy and Esther Law review recent market events and describe the factors that affected the performance of Pioneer Emerging Markets Local Currency Debt Fund during the six-month period ended April 30, 2014. Mr. Aksoy and Ms. Law, both portfolio managers at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did emerging markets bonds and currencies perform during the six-month period ended April 30, 2014?

A Local currency emerging markets bonds finished the six-month period with a negative return, due largely to their poor performance from November 2013 through January 2014. The downturn was fueled by concerns about the potential impact of the U.S. Federal Reserve's (the Fed's) decision to "taper" its quantitative easing (QE) policy as well as slowing growth in key emerging economies. The prospect of higher bond yields in the United States drew cash out of the emerging markets, leading to weakness in bond markets and fueling substantial sell-offs in certain emerging currencies. January 2014, in particular, saw a sharp downturn in the currency markets, leading to meaningful underperformance for local currency debt in the first month of the year.

    The markets stabilized and began to move higher from February 2014 onward, as investors gradually became used to the idea of the Fed's tapering of QE. Emerging markets bonds, following their weakness over the previous nine months, offered relatively attractive yields that enticed a broader range of investors once risk appetites began to recover. Despite their February to April 2014 rebound, local currency bonds trailed their U.S. dollar-denominated counterparts for the full six-month period ended April 30, 2014. While local currency debt underperformed in the short term, we continue to have a positive long-term view on the asset class based on the higher yields, diversification benefits, and longer-term appreciation potential we believe local currency debt offers.

Q   How did the Fund perform during the six-month period ended April 30, 2014?

A Pioneer Emerging Markets Local Currency Debt Fund's Class A shares returned -1.65% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmark, the JP Morgan Government

4 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

    Bond Index-Emerging Markets Global Diversified Index (the JP Morgan Index), returned -1.48%. During the same period, the average return of the 104 mutual funds in Lipper's Emerging Markets Local Currency Debt Funds category was -1.58% and the average return of the 353 mutual funds in Morningstar's Emerging Markets Bond Funds category was 0.71%.

Q What investment decisions played the biggest roles in the Fund's benchmark-relative performance during the six-month period ended April 30, 2014, both from a positive and negative standpoint?

A Two aspects of the Fund's positioning stood out for their positive contributions to relative performance during the period.

    First, the portfolio's duration was below that of the JP Morgan Index benchmark. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates). Anticipating volatility in U.S. Treasuries, we sought to reduce the Fund's interest-rate exposure by holding shorter-duration bonds where appropriate. In addition, we allocated a substantial portion of the portfolio's assets to corporate bonds. Since corporate bonds in the emerging markets typically have a lower duration than government debt, this also helped to reduce the Fund's interest-rate sensitivity during the period. Further, corporate bonds generally offer higher yields than government issues, yet in many cases the underlying financial strength of corporations is as good - or better - than that of governments. The Fund's weighting in corporate bonds as of April 30, 2014, was approximately 40% of total investment portfolio, reflecting our view that the corporate segment of the market offers a meaningful long-term opportunity.

    The second helpful aspect of our investment approach during the period was the Fund's defensive positioning. We believed a defensive strategy was appropriate given the risks in the global economy. The defensive posture of the portfolio aided Fund performance given the volatility that occurred in the first half of the six-month period. It should be noted, however, that the defensive strategy detracted from performance to a certain degree once the market began to recover. Nevertheless, we believe that the most effective way to generate positive Fund performance over time is through country allocations and individual security research, and not by attempting to boost returns by taking on excess portfolio risk.

    By far the biggest detractor from the Fund's performance relative to the benchmark during the period came from country allocations. In particular, the portfolio's positions in Russia, South Africa, and Turkey hurt the Fund's relative performance.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                              Report | 4/30/14 5

Q   How was the Fund's portfolio positioned as of April 30, 2014?

A We employ an active investment approach that seeks to capitalize on value opportunities and avoid market segments with a less attractive risk/return profiles. We are currently finding the most compelling investments in Latin America. While the region's economies aren't as efficient as those in other parts of the world, there is also a lower risk of political disruptions. We believe the relative political stability provides the latitude for performance upside if the region's economies do indeed become more efficient in the years ahead. Mexico represents the portfolio's largest overweight in Latin America, as the country is enacting meaningful reforms and its economy is supported by a strong trading relationship with the United States. We also have a portfolio tilt toward Peru, which has substantial foreign-currency reserves, and Colombia, which has a stable economy and is benefiting from inflows stemming from its increased weighting within certain key benchmark indices. The Fund has a neutral-weight in Brazil. While Brazil's slowing economic growth represents a headwind for the country's bond market, that factor is offset to some extent by the attractive yields on its local-currency debt.

    In the Europe/Middle East/Africa (EMEA) region, several aspects of the Fund's positioning deviate from the JP Morgan Index and industry peer groups. For instance, the Fund is underweight in Russia, and the Russian bonds the portfolio does own are of shorter duration. Russia's slowing economic growth made us cautious about the country even before the Ukrainian conflict became a factor, and now the growth outlook is even murkier due to the possibility of international sanctions. The Fund is overweight in Poland, where the bond market has been supported by rising exports and a healthy domestic economy. The Fund is underweight in Hungary, where yields are too low to offset the potential currency risk, and slightly overweight in Nigeria, which offers attractive, low double-digit yields and - in contrast to other countries within EMEA - has minimal exposure to the problems in the Ukraine. The Fund holds a neutral position in South Africa and Turkey. While Turkey offers attractive yields and a favorable growth outlook, we believe the country's upcoming elections will lead to elevated volatility in its financial markets.

    India, which is not represented in the JP Morgan Index benchmark, is the portfolio's top country pick within Asia. We believe this year's elections will bring about positive change, and we think the country's central bank will adopt favorable, growth-oriented policies under the direction of its new governor, Raghuram Rajan. We also like Indonesia, which has a positive growth outlook and a favorable trade-off of risk and return potential.

6 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Q   What is your outlook for emerging markets debt?

A We hold a cautiously optimistic outlook for emerging markets bonds for the remainder of 2014. Economic growth in the emerging markets is slowing from an average of about 5% in 2012 to the 4% to 4.5% range, but the pace remains well above that of the developed markets. Such growth rates should attract assets from lower-yielding countries over time, which is a positive for the supply-and-demand equation. As noted earlier, investors also have become more comfortable with the idea of Fed's tapering of its QE program, meaning that the market impact of the issue is now largely in the rear-view mirror.

    Having said this, we also expect that volatility in the emerging debt markets will remain high. U.S. Treasury yields declined over the first four months of 2014, but over the longer term, we expect that the 10-year Treasury yield will move above the 3% level. In addition, we expect that the cycle of interest-rate increases in the emerging markets still has a bit further to run. That translates to a higher cost of funding for emerging markets countries, which increases the odds of periodic disruptions like the one that occurred during January 2014. Geopolitical issues, such as the conflict in the Ukraine, also represent a potential headwind to performance.

    Overall, however, we believe the emerging markets are on track for improved performance in 2014. An important element of support are the high yields available in the emerging markets relative to those available in the developed world, which not only attracts demand from yield-seeking investors, but also provides a favorable starting point for total return.

    Against this backdrop, we believe our diversified*, actively-managed, and long-term investment approach can continue to add value for the Fund's shareholders.

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                              Report | 4/30/14 7

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Portfolio Summary | 4/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                               59.1%
U.S. Corporate Bonds                                   40.9%

Country Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Mexico                                                 11.4%
Brazil                                                  9.5%
South Africa                                            9.5%
Turkey                                                  9.0%
Poland                                                  8.9%
Malaysia                                                8.3%
Indonesia                                               6.4%
Thailand                                                6.3%
Supranational                                           5.9%
Ireland                                                 5.5%
Hungary                                                 4.8%
Columbia                                                4.2%
South Korea                                             3.7%
Peru                                                    2.0%
Luxembourg                                              1.6%
Norway                                                  1.2%
United Kingdom                                          1.1%
Chile                                                   0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   Thailand Government Bond, 3.625%, 6/16/23                                     4.02%
-----------------------------------------------------------------------------------------
 2.   Akbank TAS, 7.5%, 2/5/18                                                      3.91
-----------------------------------------------------------------------------------------
 3.   South Africa Government Bond - CPI Linked, 2.75%, 1/31/22                     3.04
-----------------------------------------------------------------------------------------
 4.   America Movil SAB de CV, 6.45%, 12/5/22                                       2.90
-----------------------------------------------------------------------------------------
 5.   Export-Import Bank of Korea, 7.55%, 8/27/15                                   2.77
-----------------------------------------------------------------------------------------
 6.   Gazprombank OJSC Via GPB Eurobond Finance Plc, 8.617%, 12/15/15               2.59
-----------------------------------------------------------------------------------------
 7.   Emgesa SA ESP, 8.75%, 1/25/21                                                 2.53
-----------------------------------------------------------------------------------------
 8.   Poland Government Bond, 3.0%, 8/24/16                                         2.51
-----------------------------------------------------------------------------------------
 9.   Poland Government Bond, 4.75%, 10/25/16                                       2.51
-----------------------------------------------------------------------------------------
10.   Russian Railways via RZD Capital Plc, 8.3%, 4/2/19                            2.48
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                              Report | 4/30/14 9

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                        4/30/14                        10/31/13
--------------------------------------------------------------------------------
          A                           $8.72                           $9.07
--------------------------------------------------------------------------------
          C                           $8.71                           $9.06
--------------------------------------------------------------------------------
          Y                           $8.73                           $9.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class           Dividends         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A              $0.1950               $ --                $ --
--------------------------------------------------------------------------------
           C              $0.1622               $ --                $ --
--------------------------------------------------------------------------------
           Y              $0.2065               $ --                $ --
--------------------------------------------------------------------------------

JP Morgan Government Bond Index--Emerging Markets Global Diversified Index is an unmanaged, comprehensive, global, local emerging markets index, and consists of regularly traded, liquid-fixed-rate, domestic currency government bonds to which international investors can gain exposure. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Local Currency Debt Fund at public offering price during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                    JPM GBI
                  Net                    Public                     EM
                  Asset                  Offering                   Global
                  Value                  Price                      Diversified
Period            (NAV)                  (POP)                      Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)        -7.28%                 -10.67%                    -6.79%
1 Year            -9.72%                 -13.82%                    -9.42%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.79%         1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Emerging Markets Local        JPM GBI EM Global
                Currency Debt Fund                    Diversified Index
2/28/2013       $9,550                                $10,000
4/30/2013       $9,777                                $10,290
4/30/2014       $8,827                                $ 9,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 11

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                    JPM GBI
                                                                    EM
                                                                    Global
                  If                     If                         Diversified
Period            Held                   Redeemed                   Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)         -7.94%                 -7.94%                    -6.79%
1 Year            -10.42%                -10.42%                    -9.42%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  3.54%         2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Emerging Markets Local        JPM GBI EM Global
                Currency Debt Fund                    Diversified Index
2/28/2013       $10,000                               $10,000
4/30/2013       $10,233                               $10,290
4/30/2014       $ 9,168                               $ 9,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                    JPM GBI
                                                                    EM
                                                                    Global
                  If                     If                         Diversified
Period            Held                   Redeemed                   Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)        -7.00%                 -7.00%                     -6.79%
1 Year            -9.47%                 -9.47%                     -9.42%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.53%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Emerging Markets Local        JPM GBI EM Global
                Currency Debt Fund                    Diversified Index
2/28/2013       $5,000,000                            $5,000,000
4/30/2013       $5,121,704                            $5,144,969
4/30/2014       $4,636,823                            $4,660,476

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on actual returns from November 1, 2013, through April 30, 2014.

---------------------------------------------------------------------------------------------------
Share Class                                       A                    C                     Y
---------------------------------------------------------------------------------------------------
Beginning Account Value on 11/1/13            $1,000.00             $1,000.00             $1,000.00
---------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)           $983.50               $979.70               $984.80
on 4/30/14
---------------------------------------------------------------------------------------------------
Expenses Paid During Period*                      $5.56                 $9.13                 $4.18
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.86% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

14 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013, through April 30, 2014.

---------------------------------------------------------------------------------------------------
Share Class                                       A                      C                     Y
---------------------------------------------------------------------------------------------------
Beginning Account Value on 11/1/13            $1,000.00             $1,000.00             $1,000.00
---------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)         $1,019.19             $1,015.57             $1,020.58
on 4/30/14
---------------------------------------------------------------------------------------------------
Expenses Paid During Period*                      $5.66                 $9.30                 $4.26
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.86% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 15

Schedule of Investments | 4/30/14 (unaudited)

---------------------------------------------------------------------------------------------------
                      S&P/Moody's
 Principal            Ratings
 Amount ($)           (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 38.2%
                                         TRANSPORTATION -- 2.3%
                                         Railroads -- 2.3%
RUB      12,000,000           BBB/Baa1   Russian Railways via RZD
                                         Capital Plc, 8.3%, 4/2/19                   $      306,526
                                                                                     --------------
                                         Total Transportation                        $      306,526
---------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 1.5%
                                         Agricultural Products -- 1.5%
BRL         500,000             NR/Ba2   Cosan Luxembourg SA, 9.5%,
                                         3/14/18                                     $      196,647
                                                                                     --------------
                                         Total Food, Beverage & Tobacco              $      196,647
---------------------------------------------------------------------------------------------------
                                         BANKS -- 19.0%
                                         Diversified Banks -- 19.0%
TRY       1,150,000            NR/Baa2   Akbank TAS, 7.5%, 2/5/18                    $      483,712
BRL         700,000           BB+/Baa3   Banco ABC Brasil SA, 8.5%,
                                         3/28/16                                            288,640
BRL         300,000          BBB-/Baa2   Banco Santander Brasil SA
                                         Cayman Islands, 8.0%,
                                         3/18/16                                            123,636
CLP      50,000,000              A/Aa3   Banco Santander Chile,
                                         6.5%, 9/22/20 (144A)                                88,264
RUB      13,000,000             NR/Aa3   Export-Import Bank of Korea,
                                         7.55%, 8/27/15                                     342,655
TRY         270,000             NR/Aa3   Export-Import Bank of Korea,
                                         8.2%, 5/31/16                                      119,945
RUB      12,000,000            NR/Baa3   Gazprombank OJSC Via GPB
                                         Eurobond Finance Plc,
                                         8.617%, 12/15/15                                   319,980
NGN      50,000,000            AAA/Aaa   International Bank for
                                         Reconstruction & Development,
                                         10.0%, 10/28/15                                    296,533
BRL         400,000            NR/Baa2   Itau Unibanco Holding SA,
                                         10.5%, 11/23/15                                    175,694
            120,000            NR/Baa2   Standard Bank Plc, 8.125%,
                                         12/2/19                                            138,600
TRY         300,000              NR/NR   Turkiye Is Bankasi, 9/24/14 (b)                    135,981
                                                                                     --------------
                                                                                     $    2,513,640
                                                                                     --------------
                                         Total Banks                                 $    2,513,640
---------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 6.3%
                                         Other Diversified Financial
                                         Services -- 6.3%
BRL         700,000            NR/Baa2   Banco Safra SA, 10.25%, 8/8/16              $      298,053
ZAR       6,600,000              A-/NR   Development Bank of
                                         Southern Africa, Ltd., 12/31/27 (b)                186,703
PLN         870,000            AAA/Aaa   European Investment Bank,
                                         4.25%, 10/25/22                                    297,047

The accompanying notes are an integral part of these financial statements.

16 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

---------------------------------------------------------------------------------------------------
                      S&P/Moody's
 Principal            Ratings
 Amount ($)           (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                         Other Diversified Financial
                                         Services -- (continued)
RUB       2,000,000          BBB-/Baa3   Federal Grid Co OJS via Federal
                                         Grid Finance, Ltd., 8.446%, 3/13/19         $       51,368
                                                                                     --------------
                                                                                     $      833,171
                                                                                     --------------
                                         Total Diversified Financials                $      833,171
---------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION
                                         SERVICES -- 3.7%
                                         Integrated Telecommunication
                                         Services -- 1.0%
BRL         300,000          BBB-/Baa3   Oi SA, 9.75%, 9/15/16                       $      122,695
---------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication
                                         Services -- 2.7%
MXN       5,000,000              A-/A2   America Movil SAB de CV, 6.45%,
                                         12/5/22                                     $      358,506
                                                                                     --------------
                                         Total Telecommunication Services            $      481,201
---------------------------------------------------------------------------------------------------
                                         UTILITIES -- 3.3%
                                         Electric Utilities -- 0.9%
ZAR       2,000,000           BBB/Baa3   Eskom Holdings SOC, Ltd.,
                                         12/31/18 (b)                                $      123,344
---------------------------------------------------------------------------------------------------
                                         Independent Power Producers &
                                         Energy Traders -- 2.4%
COP     560,000,000             BBB/NR   Emgesa SA ESP, 8.75%, 1/25/21               $      312,704
                                                                                     --------------
                                         Total Utilities                             $      436,048
---------------------------------------------------------------------------------------------------
                                         GOVERNMENT -- 2.1%
                                         Government -- 2.1%
INR       8,000,000             AAA/NR   European Bank for
                                         Reconstruction & Development,
                                         8.0%, 11/12/14                              $      132,152
IDR   1,750,000,000             NR/Aaa   Kommunalbanken AS, 4.25%,
                                         9/10/14                                            150,194
                                                                                     --------------
                                                                                     $      282,346
                                                                                     --------------
                                         Total Government                            $      282,346
---------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $5,957,137)                           $    5,049,579
---------------------------------------------------------------------------------------------------
                                         FOREIGN GOVERNMENT
                                         BONDS -- 55.2%
BRL         250,000          BBB+/Baa2   Brazil Letras do Tesouro Nacional,
                                         7/1/15 (b)                                  $       98,506
BRL         200,000          BBB+/Baa2   Brazil Letras do Tesouro Nacional,
                                         7/1/16 (b)                                          69,729
COP     250,000,000           BBB/Baa3   Colombia Government International
                                         Bond, 7.75%, 4/14/21                               145,474

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 17

Schedule of Investments | 4/30/14 (continued) (unaudited)

---------------------------------------------------------------------------------------------------
                      S&P/Moody's
 Principal            Ratings
 Amount ($)           (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                         Foreign Government
                                         Bonds -- (continued)
COP     100,000,000          BBB-/Baa3   Colombian TES, 10.0%,
                                         7/24/24                                     $       65,140
ZAR       3,000,000              NR/NR   Eskom Holdings SOC, Ltd.,
                                         10.0%, 1/25/23                                     306,144
HUF      49,000,000             BB/Ba1   Hungary Government Bond,
                                         6.5%, 6/24/19                                      241,828
HUF      30,000,000             BB/Ba1   Hungary Government Bond,
                                         6.75%, 2/24/17                                     146,539
HUF      40,000,000             BB/Ba1   Hungary Government Bond,
                                         7.5%, 11/12/20                                     206,626
IDR   2,200,000,000            NR/Baa3   Indonesia Treasury Bond,
                                         10.0%, 9/15/24                                     213,882
IDR   1,500,000,000            NR/Baa3   Indonesia Treasury Bond,
                                         10.5%, 8/15/30                                     152,121
IDR   2,000,000,000            NR/Baa3   Indonesia Treasury Bond,
                                         11.0%, 9/15/25                                     207,625
IDR   2,000,000,000           BB+/Baa3   Indonesia Treasury Bond,
                                         12.8%, 6/15/21                                     218,761
MYR         920,000               A/A3   Malaysia Government Bond,
                                         3.58%, 9/28/18                                     281,495
MYR         800,000               A/A3   Malaysia Government Bond,
                                         3.741%, 2/27/15                                    246,610
MYR         600,000               A/A3   Malaysia Government Bond,
                                         4.012%, 9/15/17                                    186,690
MYR         500,000               A/A3   Malaysia Government Bond,
                                         4.16%, 7/15/21                                     155,246
MYR         500,000               A/A3   Malaysia Government Bond,
                                         4.378%, 11/29/19                                   158,327
MXN       2,800,000               A/A3   Mexican Bonos, 10.0%,
                                         11/20/36                                           279,111
MXN       2,000,000               A/A3   Mexican Bonos, 10.0%, 12/5/24                      197,202
MXN       3,700,000               A/A3   Mexican Bonos, 6.0%, 6/18/15                       289,962
MXN       3,200,000               A/A3   Mexican Bonos, 8.5%, 12/13/18                      278,893
PEN         200,000            A-/Baa2   Peru Government Bond, 7.84%,
                                         8/12/20                                             79,503
PEN         400,000            A-/Baa2   Peru Government Bond, 8.2%,
                                         8/12/26                                            164,569
PLN         900,053               A/A2   Poland Government Bond, 3.0%,
                                         8/24/16                                            309,768
PLN         500,000               A/A2   Poland Government Bond, 4.0%,
                                         10/25/23                                           164,830
PLN         900,000               A/A2   Poland Government Bond, 4.75%,
                                         10/25/16                                           309,750
PLN         600,000               A/A2   Poland Government Bond, 4.75%,
                                         4/25/17                                            207,353
PLN         300,000               A/A2   Poland Government Bond, 5.25%,
                                         10/25/17                                           105,748

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

---------------------------------------------------------------------------------------------------
                      S&P/Moody's
 Principal            Ratings
 Amount ($)           (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                         Foreign Government
                                         Bonds -- (continued)
ZAR       3,643,710             A/Baa1   South Africa Government
                                         Bond -- CPI Linked, 2.75%,
                                         1/31/22                                     $      375,622
ZAR       2,000,000            NR/Baa1   South Africa Government
                                         Bond, 6.75%, 3/31/21                               176,577
THB      16,000,000            A-/Baa1   Thailand Government Bond,
                                         3.625%, 6/16/23                                    497,517
THB       8,200,000            A-/Baa1   Thailand Government Bond,
                                         5.125%, 3/13/18                                    274,780
TRY         357,607              NR/NR   Turkey Government Bond,
                                         4.5%, 2/11/15                                      173,166
TRY         390,000              NR/NR   Turkey Government Bond,
                                         5.0%, 5/13/15                                      177,130
TRY         286,574              NR/NR   Turkey Government Bond,
                                         7.0%, 10/1/14                                      138,024
---------------------------------------------------------------------------------------------------
                                         TOTAL FOREIGN
                                         GOVERNMENT BONDS
                                         (Cost $7,899,050)                           $    7,300,248
---------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN
                                         SECURITIES -- 93.4%
                                         (Cost $13,856,187) (a)                      $   12,349,827
---------------------------------------------------------------------------------------------------
                                         OTHER ASSETS & LIABILITIES -- 6.6%          $      872,442
---------------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%                  $   13,222,269
===================================================================================================

NR       Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $88,264 or 0.7% of total net assets.

(a) At April 30, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $13,856,187 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                 $      148,070

          Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                     (1,654,430)
                                                                                     --------------
          Net unrealized depreciation                                                $   (1,506,360)
                                                                                     ==============

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL      Brazilian Real CLP Chilean Peso

COP      Colombian Peso

HUF      Hungarian Forint

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 19

Schedule of Investments | 4/30/14 (continued) (unaudited)

IDR      Indonesian Rupiah
INR      Indian Rupee
MXN      Mexican Peso
MYR      Malaysian Ringgit
NGN      Nigerian Naira
PEN      Peruvian Nuevo Sol
PLN      Polish Zloty
RUB      Russian Ruble
THB      Thai Baht
TRY      Turkish Lira
ZAR      South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $2,541,822 and $2,442,827, respectively.

INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                                     Annual                     Unrealized
       Notional                                      Floating        Fixed       Expiration     Appreciation
       Principal    Counterparty     Pay / Receive   Rate            Rate        Date           (Depreciation)
--------------------------------------------------------------------------------------------------------------
THB    8,000,000    Morgan           Pay             Thai Baht       2.545%      3/30/16        $437
                    Stanley Capital                  6 month
                    Services LLC                     LIBOR
--------------------------------------------------------------------------------------------------------------

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

THB      Thai Baht

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

         Level 1 -- quoted prices in active markets for identical securities.

         Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                    Note 1A.

         Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                      Level 1    Level 2       Level 3     Total
---------------------------------------------------------------------------------------
 Corporate Bonds                      $    --    $ 5,049,579   $    --     $ 5,049,579
 Foreign Government Bonds                  --      7,300,248        --       7,300,248
---------------------------------------------------------------------------------------
 Total                                $    --    $12,349,827   $    --     $12,349,827
=======================================================================================
 Other Financial Instruments
 Net unrealized appreciation on
   swap contracts                     $    --    $       437   $    --     $       437
---------------------------------------------------------------------------------------
 Total                                $    --    $       437   $    --     $       437
=======================================================================================

During the six months ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Statement of Assets and Liabilities | 4/30/14 (unaudited)


ASSETS:
  Investment in securities (cost $13,856,187)                               $12,349,827
  Cash                                                                          295,887
  Foreign currencies, at value (cost $121,721)                                  121,721
  Receivables --
     Investment securities sold                                                 509,587
     Interest                                                                   255,350
     Due from Pioneer Investment Management, Inc.                                11,488
  Unrealized appreciation on swap contracts                                         437
  Prepaid expenses                                                               24,884
---------------------------------------------------------------------------------------
         Total assets                                                       $13,569,181
---------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Fund shares repurchased                                               $   253,808
      Dividends                                                                  47,855
      Trustee fees                                                                  600
   Due to affiliates                                                              9,152
   Accrued expenses                                                              32,860
   Reserve for repatriation taxes                                                 2,637
---------------------------------------------------------------------------------------
          Total liabilities                                                 $   346,912
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $15,067,295
  Undistributed net investment income                                            10,012
  Accumulated net realized loss on investments and foreign currency
     transactions                                                              (350,978)
  Net unrealized depreciation on investments                                 (1,506,360)
  Net unrealized appreciation on credit default swaps                               437
  Net unrealized appreciation on other assets and liabilities denominated
     in foreign currencies                                                        1,863
---------------------------------------------------------------------------------------
          Total net assets                                                  $13,222,269
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $4,437,490/508,729 shares)                             $      8.72
   Class C (based on $4,419,924/507,484 shares)                             $      8.71
   Class Y (based on $4,364,855/500,000 shares)                             $      8.73
MAXIMUM OFFERING PRICE:
   Class A ($8.72 (divided by) 95.5%)                                       $      9.13
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 21

Statement of Operations (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $8,526)                 $   424,485
-------------------------------------------------------------------------------------------------
         Total investment income                                                       $ 424,485
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $   45,416
  Transfer agent fees and expenses
     Class A                                                                  342
     Class C                                                                  204
     Class Y                                                                   81
  Distribution fees
     Class A                                                                5,471
     Class C                                                               21,605
  Shareholder communications expense                                          337
  Administrative reimbursement                                             11,346
  Custodian fees                                                            9,272
  Registration fees                                                        19,761
  Professional fees                                                        32,128
  Printing expense                                                          6,163
  Fees and expenses of nonaffiliated Trustees                               3,291
  Miscellaneous                                                             7,933
-------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 163,350
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (80,248)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  83,102
-------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 341,383
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments (net of foreign capital gains taxes of $55,063)      $  (261,220)
     Other assets and liabilities denominated in foreign currencies        (8,898)     $(270,118)
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments (net increase in reserve for capital gains taxes
        of $2,637)                                                    $  (318,102)
     Swap contracts                                                           437
     Other assets and liabilities denominated in foreign currencies         2,318      $(315,347)
-------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                            $(585,465)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                 $(244,082)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 4/30/14            2/4/13 (a)
                                                                 (unaudited)        to 10/31/13
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $     341,383      $     416,172
Net realized loss on investments, credit default swaps and
  foreign currency transactions                                       (270,118)          (349,357)
Change in net unrealized depreciation on investments,
  credit default swaps and foreign currency transactions              (315,347)        (1,188,713)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations       $    (244,082)     $  (1,121,898)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.20 and $0.15 per share, respectively)         $     (99,862)     $     (74,581)
       Class C ($0.16 and $0.11 per share, respectively)               (82,109)           (56,600)
       Class Y ($0.21 and $0.16 per share, respectively)              (103,250)           (79,660)
Tax return of capital:
       Class A ($0.00 and $0.04 per share, respectively)                    --            (21,345)
       Class C ($0.00 and $0.04 per share, respectively)                    --            (21,245)
       Class Y ($0.00 and $0.04 per share, respectively)                    --            (21,140)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                     $    (285,221)     $    (274,571)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $     105,950      $  15,138,736
Reinvestment of distributions                                            3,118              1,404
Cost of shares repurchased                                             (83,210)           (17,957)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $      25,858      $  15,122,183
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $    (503,445)     $  13,725,714
NET ASSETS:
Beginning of period                                                 13,725,714                 --
--------------------------------------------------------------------------------------------------
End of period                                                    $  13,222,269      $  13,725,714
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                             $      10,012      $     (46,150)
==================================================================================================

(a) The Fund commenced operations on February 4, 2013.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 23

------------------------------------------------------------------------------------------------
                                 '14 Shares          '14 Amount
                                 (unaudited)         (unaudited)         '13 Shares   '13 Amount
------------------------------------------------------------------------------------------------
Class A*
Shares sold                       10,154             $ 88,276            508,804      $5,081,877
Reinvestment of distributions        247                2,107                112           1,004
Less shares repurchased           (9,242)             (79,779)            (1,346)        (12,343)
------------------------------------------------------------------------------------------------
   Net increase                    1,159             $ 10,604            507,570      $5,070,538
================================================================================================
Class C*
Shares sold                        2,051             $ 17,674            506,311      $5,056,859
Reinvestment of distributions        118                1,011                 45             400
Less shares repurchased             (405)              (3,431)              (636)         (5,614)
------------------------------------------------------------------------------------------------
   Net increase                    1,764             $ 15,254            505,720      $5,051,645
================================================================================================
Class Y*
Shares sold                           --             $     --            500,000      $5,000,000
Reinvestment of distributions         --                   --                 --              --
Less shares repurchased               --                   --                 --              --
------------------------------------------------------------------------------------------------
   Net increase                       --             $     --            500,000      $5,000,000
================================================================================================

* The Fund first publicly offered shares on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Financial Highlights

-----------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         4/30/14             2/5/13 (a)
                                                                         (unaudited)         to 10/31/13
-----------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                    $  9.07             $  9.98
-----------------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                 $  0.23             $  0.29
   Net realized and unrealized loss on investments                         (0.38)              (1.01)
-----------------------------------------------------------------------------------------------------------
 Net decrease in net assets from investment operations                   $ (0.15)            $ (0.72)
-----------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                 $ (0.20)            $ (0.15)
   Tax return of capital                                                      --               (0.04)
-----------------------------------------------------------------------------------------------------------
 Total distributions                                                     $ (0.20)            $ (0.19)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                          $  8.72             $  9.07
===========================================================================================================
 Total return*                                                             (1.65)%             (7.37)%(b)
 Ratio of net expenses to average net assets                                1.13%**             1.12%**
 Ratio of net investment income to average net assets                       5.41%**             4.16%**
 Portfolio turnover rate                                                      40%**               23%**
 Net assets, end of period (in thousands)                                $ 4,437             $ 4,605
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                           2.36%**             2.79%**
   Net investment income                                                    4.18%**             2.49%**
===========================================================================================================

(a) Class A shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 25

-----------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         4/30/14             2/5/13 (a)
                                                                         (unaudited)         to 10/31/13
-----------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                    $  9.06             $  9.97
-----------------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                 $  0.20             $  0.23
   Net realized and unrealized loss on investments                         (0.39)              (0.99)
-----------------------------------------------------------------------------------------------------------
 Net decrease in net assets from investment operations                   $ (0.19)            $ (0.76)
-----------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                 $ (0.16)            $ (0.11)
   Tax return of capital                                                      --               (0.04)
-----------------------------------------------------------------------------------------------------------
 Total distributions                                                     $ (0.16)            $ (0.15)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                          $  8.71             $  9.06
===========================================================================================================
 Total return*                                                             (2.03)%             (7.83)%(b)
 Ratio of net expenses to average net assets                                1.86%**             1.86%**
 Ratio of net investment income to average net assets                       4.68%**             3.42%**
 Portfolio turnover rate                                                      40%**               23%**
 Net assets, end of period (in thousands)                                $ 4,420             $ 4,581
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                           3.10%**             3.54%**
   Net investment income                                                    3.44%**             1.74%**
===========================================================================================================

(a) Class C shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         4/30/14             2/5/13 (a)
                                                                         (unaudited)         to 10/31/13
-----------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                    $  9.08             $  9.98
-----------------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                 $  0.24             $  0.31
   Net realized and unrealized loss on investments                         (0.38)              (1.01)
-----------------------------------------------------------------------------------------------------------
 Net decrease in net assets from investment operations                   $ (0.14)            $ (0.70)
-----------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                 $ (0.21)            $ (0.16)
   Tax return of capital                                                      --               (0.04)
-----------------------------------------------------------------------------------------------------------
 Total distributions                                                     $ (0.21)            $ (0.20)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                          $  8.73             $  9.08
===========================================================================================================
 Total return*                                                             (1.52)%             (7.15)%(b)
 Ratio of net expenses to average net assets                                0.85%**             0.85%**
 Ratio of net investment income to average net assets                       5.69%**             4.43%**
 Portfolio turnover rate                                                      40%**               23%**
 Net assets, end of period (in thousands)                                $ 4,365             $ 4,540
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                           2.09%**             2.53%**
   Net investment income                                                    4.45%**             2.75%**
===========================================================================================================

(a) Class Y shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 27

Notes to Financial Statements | 4/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Local Currency Debt Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on February 5, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

28 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 29

    At April 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

30 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14
    these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by federal and state tax authorities.

    In addition to the requirements of the internal Revenue Code, the fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended April 30, 2014, the Fund paid $55,063 in such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of April 30, 2014, the Fund had $2,637 in reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

    --------------------------------------------------------------------------------
                                                                                2013
    --------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                         $210,841
    Return of capital                                                         63,730
    --------------------------------------------------------------------------------
         Total                                                              $274,571
    ================================================================================

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 31

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    --------------------------------------------------------------------------------
                                                                                2013
    --------------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                            $   (80,860)
    Dividend payable                                                         (46,150)
    Net unrealized depreciation                                           (1,188,713)
    --------------------------------------------------------------------------------
         Total                                                           $(1,315,723)
    ================================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $36 in underwriting commissions on the sale of Class A shares during the during the six months ended April 30, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

32 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at April 30, 2014 are listed in the Schedule of Investments. The average value of interest rate swap contracts open during the six months ended April 30, 2014 was $70,644.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended April 30, 2014, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 33
ended April 30, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,725 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $256
Class C                                                                       72
Class Y                                                                        9
--------------------------------------------------------------------------------
  Total                                                                     $337
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at April 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to

34 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $302 in distribution fees payable to PFD at April 30, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2014, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2014 were as follows:

---------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as              Asset Derivatives 2014       Liabilities Derivatives 2014
Hedging Instruments           ---------------------------------------------------------------
Under Accounting              Statement of Assets          Statement of Assets
Standards Codification        and Liabilities              and Liabilities
(ASC) 815                     Location            Value    Location             Value
---------------------------------------------------------------------------------------------
Interest Rate Swaps           Net unrealized               Net unrealized
                              appreciation on              depreciation on
                              interest rate                interest rate
                              swaps               $437     swaps                $--
---------------------------------------------------------------------------------------------
 Total                                            $437                          $--
---------------------------------------------------------------------------------------------

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 35

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

---------------------------------------------------------------------------------------------------
                                                                               Change in
 Derivatives Not                                                               Unrealized
 Accounted for as                                                Realized      appreciation or
 Hedging Instruments                                             Gain on       (depreciation)
 Under Accounting            Location of Gain or (Loss)          Derivatives   on Derivatives
 Standards Codification      on Derivatives Recognized           Recognized    Recognized
 (ASC) 815                   in Income                           in Income     in Income
---------------------------------------------------------------------------------------------------
 Interest Rate Swaps         Net realized gain on interest
                             rate swaps                          $--
 Interest Rate Swaps         Change in unrealized appreciation
                             on interest rate swaps                            $437

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

-------------------------------------------------------------------------------------------------
 Assets:
                               Gross
                               Amounts        Net                   Gross Amounts Not Offset
                               Offset         Amounts of              in the Statement of
                               in the         Assets                Assets and Liabilities
                  Gross        Statement      Presented in     ----------------------------------
                  Amounts of   of Assets      the Statement                    Cash
                  Recognized   and            of Assets and    Financial       Collateral  Net
 Description      Assets       Liabilities    Liabilities      Instruments     Received    Amount
-------------------------------------------------------------------------------------------------
 Interest Rate
    Swaps         $437         $--            $437             $--             $--         $437
-------------------------------------------------------------------------------------------------
                  $437         $--            $437             $--             $--         $437
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Liabilities:
                               Gross
                               Amounts        Net                   Gross Amounts Not Offset
                               Offset         Amounts of              in the Statement of
                               in the         Assets                Assets and Liabilities
                  Gross        Statement      Presented in     ----------------------------------
                  Amounts of   of Assets      the Statement                    Cash
                  Recognized   and            of Assets and    Financial       Collateral  Net
 Description      Assets       Liabilities    Liabilities      Instruments     Received    Amount
-------------------------------------------------------------------------------------------------
 Interest Rate
    Swaps         $--          $--            $--              $--             $--         $--
-------------------------------------------------------------------------------------------------
                  $--          $--            $--              $--             $--         $--
-------------------------------------------------------------------------------------------------

36 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

10. Subsequent Events

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v)of Regulation S-K under the Securities and Exchange Act of 1934.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Local Currency Debt Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of

38 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14
non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. It was noted that the Fund commenced operations in 2013 and had a performance history of less than one year at the time the Trustees considered the renewal of the investment advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Fund commenced operations in 2013 and had an operating history of less than one year at the time the Trustees considered the renewal of the investment advisory agreement. Accordingly, the Trustees took into account information provided in connection with the initial approval of the investment advisory agreement. The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Emerging Markets Bond category. The Trustees considered that the Fund's management fee would rank in the second quintile of the peer group. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's expense ratio would rank in

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 39
the third quintile of the peer group. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Fund commenced operations in 2013 and had an operating history of less than one year at the time the Trustees considered the renewal of the investment advisory agreement. Accordingly, the Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the renewal of the investment advisory agreement.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense

40 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14
subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 41

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                     Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

42 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

                            This page for your notes.

                  Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
                                                             Report | 4/30/14 43

                            This page for your notes.

44 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual
Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member
(C) 2014 Pioneer Investments 26827-01-0614

                  Pioneer Global High
                  Yield Fund

--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   PGHYX
                  Class B   PGHBX
                  Class C   PGYCX
                  Class Y   GHYYX
                  Class Z   PGHZX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Consolidated Financial Statements                                            53

Consolidated Notes to Financial Statements                                   62

Approval of Investment Advisory Agreement                                    76

Trustees, Officers and Service Providers                                     81

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

The environment for global high-yield corporate bond investing appeared to improve and stabilize during the six-month period ended April 30, 2014, as the U.S. economy continued to grow at a moderate pace, the European economy emerged from recession, and many emerging markets were able to recover from earlier volatility. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, a senior vice president and portfolio manager at Pioneer, is lead manager of the Fund, and Tracy Wright, a senior vice president and portfolio manager at Pioneer, is the co-manager of the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-month period ended April 30, 2014?

A Pioneer Global High Yield Fund's Class A shares returned 3.67% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, the BofA ML High Yield Master II Index, and the Barclays Global High Yield Index, returned 5.01%, 4.76%, and 5.35%, respectively*. During the same period, the average return of the 609 mutual funds in Lipper's High Current Yield Funds category was 4.09%, and the average return of the 700 mutual funds in Morningstar's High Yield Bond Funds category was 4.12%.

Q How would you describe the investment environment for high-yield investors during the six-month period ended April 30, 2014?

A The six-month period was a good one, in general, for high-yield investors, although the period began last November with a great deal of market volatility. Much of the volatility was the product of partisan political wrangling in Washington over economic policy issues that had resulted in a partial government shutdown in October 2013, just before the beginning of the six-month period. Topics ranging from raising the national debt ceiling to how much money should be approved to fund the overall Federal budget were among the most hotly debated. Emerging from the political squabbling, however, were a series of bipartisan agreements at the end of 2013 that at least temporarily settled the policy disputes and reassured the capital markets that the U.S. government would continue functioning and

* Note to Shareholders: Effective October 31, 2013, the Barclays Global High Yield Index replaced the BofA ML GHY and EMP Index as a benchmark for the Fund. The BofA High Yield Master II Index remains as one of the Fund's benchmarks. For comparison purposes, Pioneer has continued to report returns for the BofA ML GHY and EMP Index for two full reporting cycles, including this April 30, 2014, semiannual report. This will be the final report in which returns for the BofA ML GHY and EMP Index will be provided.

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 paying its debts. Meanwhile, the U.S. economy appeared to be gaining strength, even if growth rates were not as high as many hoped. Corporate profits continued to improve, and default rates on corporate debt remained very low by historical standards. Signs of economic progress encouraged increased investment in so-called "risky" assets, including corporate bonds and stocks.

    Globally, investors also took encouragement from surprising economic strength in Europe as well as signs of recovery in many emerging economies--the fundamentals of which had previously been called into question over concerns that any monetary policy tightening by the U.S. Federal Reserve (the Fed) could adversely affect inflows of investment money to developing nations with large current account deficits. Recoveries were less evident in other commodity-exporting markets, however, mainly due to evidence of continued economic slowing in China, which affected demand for copper, iron, and other materials. Overall, though, the emerging markets appeared to be on stronger and more stable footing at the end of the six-month period than at the beginning of it.

    Geopolitical risks tended to temper market optimism during the period. While fears during the early part of the period that American military forces might be drawn into battle over control of Syria eventually subsided, new worries emerged in the late winter of 2014 over political tensions in the Ukraine and neighboring Russia's aggressive actions against that country.

    Even through all these crosscurrents, the riskier sectors of the capital markets remained in demand during the six-month period, with the prices of both stocks and high-yield bonds climbing. Default rates on high-yield and other economically-sensitive fixed-income debt securities remained low, while yield spreads tightened between higher-credit risk and lower-credit risk securities. (Spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q How did you position the Fund during the six-month period ended April 30, 2014, and which of your investment strategies had the biggest effects on the Fund's performance?

A Benchmark-relative performance was held back by the Fund's underweighted positioning in Europe, and in particular by the portfolio's relatively weak exposures to both the euro and the British pound currencies. We did not have confidence in Europe's economic growth prospects, especially in the southern euro zone's peripheral nations such as Greece, Spain, Portugal and Italy. Economies on the continent appeared to rebound with surprising strength, however, while both the euro and the British pound gained in value against the U.S. dollar.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 5

    The Fund's performance benefited from good security selection in both the United States and in the emerging markets during the period, while a portfolio underweight to the emerging markets overall also aided results. The Fund's exposure to U.S. high-yield corporate bonds also helped to boost results for the six-month period, with securities issued by industrial corporations faring particularly well. In the emerging markets, we focused the portfolio's investments on corporate bonds, emphasizing higher-yielding securities issued by financially strong companies.

    We generally avoided investing in sovereign government debt within the emerging markets. With that said, the Fund's results in the emerging markets were held back by portfolio exposures to both Russia and the Ukraine. Although we emphasized having the portfolio own corporate bonds rather than sovereign debt in both countries, the rising political tensions in the region affected the performance of corporate bonds as well as the currencies in which they were denominated.

    At the end of the six-month period, on April 30, 2014, the largest allocation in the Fund's portfolio remained U.S. high-yield corporate bonds, which accounted for nearly 32% of total invested assets. Corporate bonds in the emerging markets represented the portfolio's second-largest allocation, at nearly 26% of total investment portfolio, while emerging markets sovereign debt accounted for approximately 7% of total investment portfolio. Other noteworthy allocations in the Fund's portfolio as of period end included international high-yield corporate bonds (roughly 10% of total investment portfolio), convertible bonds (nearly 6%), floating-rate bank loans (just over 5%), and event-linked (catastrophe) bonds issued by insurance companies.

Q What were some of the individual portfolio investments that affected the Fund's performance during the six-month period ended April 30, 2014?

A One of the stronger positive contributions to Fund performance during the period came from the portfolio's investment in high-yield corporate bonds issued by Stanadyne, a U.S. manufacturer of engine parts. Stanadyne's bonds rose in value over the six-month period as the company sold some assets and reduced its overall debt. Bonds of Marfrig and Minerva, two Brazilian beef companies, also performed well for the Fund over the period, as did some inflation-linked bonds issued by the Mexican government.

    On the negative side, portfolio investments that underperformed during the period included the debt of Midwest Vanadium, an Australian mining company whose performance suffered after production was stopped due to a fire, and the convertible bonds of Cobalt Energy, a U.S.-based energy exploration-and-production company that experienced disappointing results from some drilling operations.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Q Was the Fund's performance affected by any exposure to derivative securities during the six-month period ended April 30, 2014?

A We did use currency forward contracts - which are a type of derivative - to attempt to reduce the risks to the Fund from any volatility in world currency markets, as many investments are denominated in non-U.S. dollar currencies. However, the currency contracts that we used to hedge the portfolio's exposure to Europe detracted from Fund performance when the euro gained in value against the U.S. dollar.

Q   What is your investment outlook?

A We expect that the expansion of the U.S. economy should continue at a steady pace, helped by both the Fed's continued relaxed monetary policies and evidence of strengthening in the industrial sector. Job growth has been steady, and consistent with the growth rates of previous expansions, while U.S. consumers are in far better financial shape than they were in 2008, having reduced much of their personal indebtedness. Both the housing and stock markets have bounced back well, and corporate profits have continued to rise. The corporate earnings outlook remains solid, and that should keep corporate bond default rates low. Despite those favorable factors, however, it is important to remember that corporate bond prices have increased noticeably, thus making their yield advantages over other fixed-income investments tighter and less pronounced. As a result, high-yield bonds now offer less margin of error should any problems arise.

    While Europe's economy offered many positive surprises over the past few months, strengthening more than was generally expected, we remain cautious about investing on the continent, as banking institutions in the region have not corrected all of their problems, and some countries with higher debt levels still could face issues in the future.

    Although we increased the Fund's exposure to the emerging markets during the past six months, we remain cautious and have maintained the portfolio's underweight position. Prices of high-yield emerging markets bonds are currently in line with long-term averages and still appear attractive relative to prices in the U.S. and in Europe, although the risks are higher. Slowing economic growth trends in China could have a huge effect on the emerging economies that are dependent upon exporting commodities such as iron, copper and coal. Upcoming major elections in nations such as Brazil and the Ukraine also could affect investment opportunities in the emerging markets.

    We continue to see investment opportunities in higher-yielding debt issued by financially sound companies, but we expect to remain cautious and highly selective when investing the Fund's assets, relying heavily on intensive security analysis of the debt instruments issued by individual companies.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 7

Please refer to the Schedule of Investments on pages 18-52 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Portfolio Summary | 4/30/14

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        1.0%
A                                                                          1.7%
BBB                                                                        7.9%
BB                                                                        20.8%
B                                                                         39.1%
CCC                                                                       20.1%
Not Rated                                                                  7.3%
Cash Equivalent                                                            2.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                             46.8%
Cayman Islands                                                             7.1%
Luxembourg                                                                 7.0%
Argentina                                                                  4.2%
Mexico                                                                     4.0%
United Kingdom                                                             3.9%
Bermuda                                                                    2.7%
Canada                                                                     2.6%
Ireland                                                                    2.6%
Netherlands                                                                2.5%
Peru                                                                       1.8%
Austria                                                                    1.2%
Indonesia                                                                  1.2%
Brazil                                                                     1.0%
Singapore                                                                  1.0%
Australia                                                                  1.0%
Other (individually less than 1%)                                          9.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                            1.59%
---------------------------------------------------------------------------------
 2. Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                             1.33
---------------------------------------------------------------------------------
 3. Mexican Udibonos, 2.0%, 6/9/22                                          1.09
---------------------------------------------------------------------------------
 4. EP Energy LLC, 9.375%, 5/1/20                                           1.02
---------------------------------------------------------------------------------
 5. Cemex SAB de CV, 3.75%, 3/15/18                                         0.98
---------------------------------------------------------------------------------
 6. The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)  0.95
---------------------------------------------------------------------------------
 7. MIE Holdings Corp., 9.75%, 5/12/16 (144A)                               0.87
---------------------------------------------------------------------------------
 8. Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                             0.87
---------------------------------------------------------------------------------
 9. UBS AG, 7.625%, 8/17/22                                                 0.82
---------------------------------------------------------------------------------
10. ARD Finance SA, 11.125% (11.125% PIK, 0.0% cash), 6/1/18 (144A) (PIK)   0.80
---------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 9

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 4/30/14                 10/31/13
--------------------------------------------------------------------------------
           A                   $10.14                   $10.13
--------------------------------------------------------------------------------
           B                   $10.15                   $10.14
--------------------------------------------------------------------------------
           C                   $10.11                   $10.10
--------------------------------------------------------------------------------
           Y                   $ 9.97                   $ 9.96
--------------------------------------------------------------------------------
           Z                   $10.43                   $10.42
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.3531               $  --                $  --
--------------------------------------------------------------------------------
           B             $0.3103               $  --                $  --
--------------------------------------------------------------------------------
           C             $0.3172               $  --                $  --
--------------------------------------------------------------------------------
           Y             $0.3620               $  --                $  --
--------------------------------------------------------------------------------
           Z             $0.3738               $  --                $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-15.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA       BofA
                                                  ML         ML      Barclays
                               Net     Public     High       GHY     Global
                               Asset   Offering   Yield      and     High
                               Value   Price      Master     EMP     Yield
Period                         (NAV)   (POP)      II Index   Index   Index
--------------------------------------------------------------------------------
10 Years                        7.87%   7.37%      8.69%      9.32%   9.71%
5 Years                        16.63   15.55      15.81      15.28   16.54
1 Year                          3.96   -0.70       6.30       6.13    7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global    BofA ML High Yield   Barclays Global    BofA ML Global High Yield and
                   High Yield Fund   Master II Index      High Yield Index   Emerging Markets Plus Index
4/30/2004          $   9,550         $  10,000            $  10,000          $  10,000
4/30/2005          $  10,833         $  10,647            $  11,048          $  11,036
4/30/2006          $  12,089         $  11,612            $  12,212          $  12,145
4/30/2007          $  13,737         $  13,054            $  13,831          $  13,724
4/30/2008          $  13,322         $  12,946            $  13,892          $  13,962
4/30/2009          $   9,438         $  11,044            $  11,752          $  11,976
4/30/2010          $  15,266         $  15,926            $  17,038          $  16,796
4/30/2011          $  17,597         $  18,051            $  19,602          $  19,050
4/30/2012          $  17,350         $  18,980            $  20,474          $  19,983
4/30/2013          $  19,593         $  21,645            $  23,519          $  22,970
4/30/2014          $  20,368         $  23,008            $  25,262          $  24,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 11

Performance Update | 4/30/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA       BofA
                                                  ML         ML      Barclays
                                                  High       GHY     Global
                                       If         Yield      and     High
                               If      Re-        Master     EMP     Yield
Period                         Held    deemed     II Index   Index   Index
--------------------------------------------------------------------------------
10 Years                        7.02%   7.02%      8.69%      9.32%   9.71%
5 Years                        15.76   15.76      15.81      15.28   16.54
1 Year                          3.07   -0.81       6.30       6.13    7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global    BofA ML High Yield   Barclays Global    BofA ML Global High Yield and
                   High Yield Fund   Master II Index      High Yield Index   Emerging Markets Plus Index
4/30/2004          $  10,000         $  10,000            $  10,000          $  10,000
4/30/2005          $  11,251         $  10,647            $  11,048          $  11,036
4/30/2006          $  12,466         $  11,612            $  12,212          $  12,145
4/30/2007          $  14,041         $  13,054            $  13,831          $  13,724
4/30/2008          $  13,505         $  12,946            $  13,892          $  13,962
4/30/2009          $   9,482         $  11,044            $  11,752          $  11,976
4/30/2010          $  15,238         $  15,926            $  17,038          $  16,796
4/30/2011          $  17,440         $  18,051            $  19,602          $  19,050
4/30/2012          $  17,073         $  18,980            $  20,474          $  19,983
4/30/2013          $  19,125         $  21,645            $  23,519          $  22,970
4/30/2014          $  19,713         $  23,008            $  25,262          $  24,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                       BofA       BofA
                                       ML         ML         Barclays
                                       High       GHY        Global
                               If      Yield      and        High
                       If      Re-     Master     EMP        Yield
Period                 Held    deemed  II Index   Index      Index
--------------------------------------------------------------------------------
10 Years                7.09%   7.09%   8.69%      9.32%      9.71%
5 Years                15.87   15.87   15.81      15.28      16.54
1 Year                  3.22    3.22    6.30       6.13       7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global    BofA ML High Yield   Barclays Global    BofA ML Global High Yield and
                   High Yield Fund   Master II Index      High Yield Index   Emerging Markets Plus Index
4/30/2004          $  10,000         $  10,000            $  10,000          $  10,000
4/30/2005          $  11,250         $  10,647            $  11,048          $  11,036
4/30/2006          $  12,462         $  11,612            $  12,212          $  12,145
4/30/2007          $  14,047         $  13,054            $  13,831          $  13,724
4/30/2008          $  13,525         $  12,946            $  13,892          $  13,962
4/30/2009          $   9,499         $  11,044            $  11,752          $  11,976
4/30/2010          $  15,270         $  15,926            $  17,038          $  16,796
4/30/2011          $  17,484         $  18,051            $  19,602          $  19,050
4/30/2012          $  17,150         $  18,980            $  20,474          $  19,983
4/30/2013          $  19,223         $  21,645            $  23,519          $  22,970
4/30/2014          $  19,842         $  23,008            $  25,262          $  24,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 13

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                       BofA       BofA
                                       ML         ML         Barclays
                                       High       GHY        Global
                               If      Yield      and        High
                       If      Re-     Master     EMP        Yield
Period                 Held    deemed  II Index   Index      Index
--------------------------------------------------------------------------------
10 Years                7.97%   7.97%   8.69%      9.32%      9.71%
5 Years                16.94   16.94   15.81      15.28      16.54
1 Year                  4.31    4.31    6.30       6.13       7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global    BofA ML High Yield   Barclays Global    BofA ML Global High Yield and
                   High Yield Fund   Master II Index      High Yield Index   Emerging Markets Plus Index
4/30/2004          $   5,000,000     $   5,000,000        $   5,000,000      $   5,000,000
4/30/2005          $   5,670,972     $   5,323,482        $   5,523,908      $   5,518,103
4/30/2006          $   6,219,577     $   5,806,108        $   6,105,875      $   6,072,478
4/30/2007          $   7,090,410     $   6,526,794        $   6,915,529      $   6,862,220
4/30/2008          $   6,917,922     $   6,472,774        $   6,945,811      $   6,980,941
4/30/2009          $   4,925,130     $   5,521,959        $   5,875,911      $   5,987,830
4/30/2010          $   7,978,749     $   7,962,882        $   8,518,899      $   8,398,168
4/30/2011          $   9,209,001     $   9,025,524        $   9,801,117      $   9,524,834
4/30/2012          $   9,114,957     $   9,490,228        $  10,236,796      $   9,991,386
4/30/2013          $  10,324,112     $  10,822,626        $  11,759,449      $  11,485,058
4/30/2014          $  10,769,238     $  11,504,033        $  12,630,920      $  12,188,769

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                       BofA       BofA
                                       ML         ML         Barclays
                                       High       GHY        Global
                               If      Yield      and        High
                       If      Re-     Master     EMP        Yield
Period                 Held    deemed  II Index   Index      Index
--------------------------------------------------------------------------------
10 Years                8.35%   8.35%   8.69%      9.32%      9.71%
5 Years                16.84   16.84   15.81      15.28      16.54
1 Year                  4.17    4.17    6.30       6.13       7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global    BofA ML High Yield   Barclays Global    BofA ML Global High Yield and
                   High Yield Fund   Master II Index      High Yield Index   Emerging Markets Plus Index
4/30/2004          $  10,000         $  10,000            $  10,000          $  10,000
4/30/2005          $  11,342         $  10,647            $  11,048          $  11,036
4/30/2006          $  12,657         $  11,612            $  12,212          $  12,145
4/30/2007          $  14,383         $  13,054            $  13,831          $  13,724
4/30/2008          $  14,105         $  12,946            $  13,892          $  13,962
4/30/2009          $  10,237         $  11,044            $  11,752          $  11,976
4/30/2010          $  16,566         $  15,926            $  17,038          $  16,796
4/30/2011          $  19,173         $  18,051            $  19,602          $  19,050
4/30/2012          $  18,910         $  18,980            $  20,474          $  19,983
4/30/2013          $  21,400         $  21,645            $  23,519          $  22,970
4/30/2014          $  22,292         $  23,008            $  25,262          $  24,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,036.70   $1,032.20  $1,033.10  $1,038.20  $1,037.70
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    5.71   $    9.88  $    9.28  $    4.30  $    4.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.96%, 1.84%, 0.85%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,019.19   $1,015.08  $1,015.67  $1,020.58  $1,020.33
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    5.66   $    9.79  $    9.20  $    4.26  $    4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.96%, 1.84%, 0.85%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 17

Schedule of Investments | 4/30/14 (unaudited)

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE
                                                 BONDS -- 5.5%
                                                 ENERGY -- 0.5%
                                                 Oil & Gas Exploration &
                                                 Production -- 0.4%
         7,610,000                       NR/NR   Cobalt International Energy, Inc.,
                                                 2.625%, 12/1/19                            $       7,148,644
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.1%
           800,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17             $         893,520
                                                                                            -----------------
                                                 Total Energy                               $       8,042,164
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.9%
                                                 Construction Materials -- 0.9%
        10,300,000                       NR/NR   Cemex SAB de CV, 3.75%,
                                                 3/15/18                                    $      15,179,625
                                                                                            -----------------
                                                 Total Materials                            $      15,179,625
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.1%
                                                 Electrical Components &
                                                 Equipment -- 0.1%
         1,250,000                        B/B3   General Cable Corp., 4.5%,
                                                 11/15/29 (Step)                            $       1,251,562
                                                                                            -----------------
                                                 Total Capital Goods                        $       1,251,562
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.6%
                                                 Automobile Manufacturers -- 0.6%
         4,894,000                   BBB-/Baa3   Ford Motor Co., 4.25%, 11/15/16            $       9,231,308
                                                                                            -----------------
                                                 Total Automobiles & Components             $       9,231,308
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.3%
                                                 Homebuilding -- 0.3%
         4,640,000                        B/B2   KB Home, 1.375%, 2/1/19                    $       4,570,400
                                                                                            -----------------
                                                 Total Consumer
                                                 Durables & Apparel                         $       4,570,400
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE &
                                                 TOBACCO -- 0.1%
                                                 Distillers & Vintners -- 0.1%
         2,274,177                       NR/NR   CEDC Finance Corp International,
                                                 Inc., 10.0% (10.0% PIK, 0.0% cash),
                                                 4/30/18 (PIK)                              $       1,933,050
                                                                                            -----------------
                                                 Total Food, Beverage & Tobacco             $       1,933,050
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 0.1%
                                                 Biotechnology -- 0.1%
         1,000,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                                 1.125%, 9/1/18 (144A)                      $       1,139,375
                                                                                            -----------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences              $       1,139,375
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.2%
                                                 Real Estate Operating
                                                 Companies -- 0.2%
         2,805,000                       B+/B2   Forest City Enterprises, Inc.,
                                                 4.25%, 8/15/18                             $       3,136,341
                                                                                            -----------------
                                                 Total Real Estate                          $       3,136,341
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.1%
                                                 Internet Software &
                                                 Services -- 0.5%
         3,750,000                       NR/NR   WebMD Health Corp., 1.5%,
                                                 12/1/20 (144A)                             $       3,975,000
         3,485,000                       NR/NR   WebMD Health Corp., 2.5%,
                                                 1/31/18                                            3,563,412
                                                                                            -----------------
                                                                                            $       7,538,412
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.6%
         1,945,000                       NR/NR   Citrix Systems, Inc., 0.5%,
                                                 4/15/19 (144A)                             $       1,942,569
         1,025,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                                 4/1/31                                             1,231,281
         6,365,000                      BB-/NR   Nuance Communications, Inc.,
                                                 2.75%, 11/1/31                                     6,396,825
                                                                                            -----------------
                                                                                            $       9,570,675
                                                                                            -----------------
                                                 Total Software & Services                  $      17,109,087
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.2%
                                                 Computer Storage &
                                                 Peripherals -- 0.1%
         1,755,000                       BB/NR   SanDisk Corp., 0.5%, 10/15/20
                                                 (144A)                                     $       1,989,731
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.1%
         1,605,000                      BB+/NR   Vishay Intertechnology, Inc.,
                                                 2.25%, 5/15/41 (144A)                      $       1,466,569
                                                                                            -----------------
                                                 Total Technology Hardware
                                                 & Equipment                                $       3,456,300
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 19

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR
                                                 EQUIPMENT -- 1.4%
                                                 Semiconductor Equipment -- 0.9%
         3,400,000                    BBB/Baa1   Lam Research Corp., 1.25%,
                                                 5/15/18                                    $       4,337,125
         5,515,000                      BBB/NR   Novellus Systems, Inc., 2.625%,
                                                 5/15/41                                            9,782,231
                                                                                            -----------------
                                                                                            $      14,119,356
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.5%
        10,750,000                       NR/NR   ReneSola, Ltd., 4.125%, 3/15/18
                                                 (144A)                                     $       8,485,781
           535,000                       NR/NR   Suntech Power Holdings Co., Ltd.,
                                                 3.0%, 3/15/13 (d)                                     53,500
                                                                                            -----------------
                                                                                            $       8,539,281
                                                                                            -----------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                    $      22,658,637
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE
                                                 CORPORATE BONDS
                                                 (Cost $75,251,276)                         $      87,707,849
-------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 3.0%
                                                 ENERGY -- 0.2%
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.2%
           131,100          7.62        B+/Ba2   NuStar Logistics LP, Floating Rate
                                                 Note, 1/15/43                              $       3,488,571
                                                                                            -----------------
                                                 Total Energy                               $       3,488,571
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.3%
                                                 Air Freight & Logistics -- 0.3%
             3,428                       NR/NR   CEVA Group Plc, 12/31/14* (c)              $       4,336,635
                                                                                            -----------------
                                                 Total Transportation                       $       4,336,635
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.1%
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.1%
            17,350                       NR/NR   Perseus Holding Corp., 14.0%,
                                                 9/15/14 (144A)                             $       1,422,700
                                                                                            -----------------
                                                 Total Consumer Services                    $       1,422,700
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.1%
                                                 Other Diversified Financial
                                                 Services -- 0.9%
           160,000          7.12        BB+/B1   Citigroup, Inc., Floating Rate Note
                                                 (Perpetual)                                $       4,344,000
           355,600          8.12          B/B3   GMAC Capital Trust I, Floating Rate
                                                 Note, 2/15/40                                      9,775,444
                                                                                            -----------------
                                                                                            $      14,119,444
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.2%
             3,100                        B/B3   Ally Financial, Inc., 7.0%
                                                 (Perpetual) (144A)                         $       3,085,662
                                                                                            -----------------
                                                 Total Diversified Financials               $      17,205,106
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 1.0%
                                                 Reinsurance -- 1.0%
         1,515,236          0.00         NR/NR   Altair Re, Floating Rate Note,
                                                 4/30/16 (Cat Bond)                         $       1,827,374
         5,300,000          0.00         NR/NR   Altair Re, Floating Rate Note,
                                                 6/30/16 (Cat Bond)                                 5,423,490
         1,806,000                       NR/NR   Kane SAC Ltd., Series B,
                                                 7/18/19 (c)                                        1,849,705
            33,500                       NR/NR   Lorenz Re, Ltd., (Cat Bond)
                                                 (Perpetual) (c)*                                   4,049,480
         3,550,000                       NR/NR   Pangaea Re, 10/1/15 (Cat
                                                 Bond) (c)                                          3,949,056
                                                                                            $      17,099,105
                                                                                            -----------------
                                                 Total Insurance                            $      17,099,105
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.3%
                                                 Electric Utilities -- 0.3%
           212,000                     BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                                 4/30/73                                    $       5,109,200
                                                                                            -----------------
                                                 Total Utilities                            $       5,109,200
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $43,188,711)                         $      48,661,317
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE PREFERRED
                                                 STOCKS -- 0.1%
                                                 BANKS -- 0.1%
                                                 Diversified Banks -- 0.1%
               445                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)        $         531,546
                                                                                            -----------------
                                                 Total Banks                                $         531,546
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE
                                                 PREFERRED STOCKS
                                                 (Cost $467,249)                            $         531,546
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 0.6%
                                                 MATERIALS -- 0.2%
                                                 Diversified Metals & Mining -- 0.2%
         6,615,974                               Blaze Recycling & Metals LLC* (e)          $         396,958
            95,846                               Freeport-McMoRan Copper &
                                                 Gold, Inc.                                         3,294,227
                                                                                            -----------------
                                                                                            $       3,691,185
                                                                                            -----------------
                                                 Total Materials                            $       3,691,185
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 21

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
                     Rate (b)      Ratings
Shares               (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.1%
                                                 Building Products -- 0.1%
               894                               Panolam Holdings Co.* (e)                  $         700,002
                                                                                            -----------------
                                                 Total Capital Goods                        $         700,002
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.2%
                                                 Air Freight & Logistics -- 0.1%
             1,584                               CEVA Group Plc*                            $       2,003,317
-------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.1%
         2,370,345                               Horizon Lines, Inc.*                       $       1,647,508
                                                                                            -----------------
                                                 Total Transportation                       $       3,650,825
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.0%+
            33,046                       NR/NR   Perseus Holding Corp.*                     $          49,569
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.0%+
            11,492                               Cengage Learning Holdings II LP            $         419,935
                                                                                            -----------------
                                                 Total Consumer Services                    $         469,504
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.0%+
                                                 Other Diversified Financial
                                                 Services -- 0.0%+
            24,638                               BTA Bank JSC (G.D.R.) (144A)*              $          13,531
                                                                                            -----------------
                                                 Total Diversified Financials               $          13,531
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Real Estate Development -- 0.1%
           161,215                               Newhall Land Development LLC*              $         725,468
                                                                                            -----------------
                                                 Total Real Estate                          $         725,468
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $18,511,779)                         $       9,250,515
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED
                                                 SECURITIES -- 1.6%
                                                 TRANSPORTATION -- 0.1%
                                                 Airlines -- 0.1%
         1,213,302                     BB+/Ba2   Continental Airlines 1998-1
                                                 Class B Pass Through Trust,
                                                 6.748%, 3/15/17                            $       1,286,101
                                                                                            -----------------
                                                 Total Transportation                       $       1,286,101
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.0%+
           490,953                       NR/NR   Westgate Resorts 2012-A LLC,
                                                 3.75%, 8/20/25 (144A)                      $         494,880
                                                                                            -----------------
                                                 Total Consumer Services                    $         494,880
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.9%
                                                 Thrifts & Mortgage Finance -- 0.9%
           447,997          1.43      CCC/Caa3   Amortizing Residential Collateral
                                                 Trust 2002-BC1, Floating Rate
                                                 Note, 1/25/32                              $         304,400
         1,000,000                       NR/NR   Bayview Opportunity Master Fund
                                                 Trust 2013-3RPL, 4.0%, 4/28/18
                                                 (Step) (144A)                                        990,175
           675,000                       BB/NR   CarNow Auto Receivables Trust
                                                 2012-1, 6.9%, 11/15/16 (144A)                        680,694
         7,457,801          0.35      CCC/Caa2   Carrington Mortgage Loan Trust
                                                 Series 2007-FRE1, Floating Rate
                                                 Note, 2/25/37                                      6,734,334
         1,523,000                       CCC/C   Citicorp Residential Mortgage Trust
                                                 Series 2006-2, 5.918%, 9/25/36
                                                 (Step)                                             1,379,494
         1,629,324          1.13      CCC/Caa1   Countrywide Asset-Backed
                                                 Certificates, Floating Rate Note,
                                                 11/25/34                                           1,360,720
           502,830          0.28       B-/Caa1   GSAMP Trust 2006-HE8, Floating
                                                 Rate Note, 1/25/37                                   481,808
         1,500,000          6.55         NR/NR   Security National Mortgage Loan
                                                 Trust 2007-1, Floating Rate Note,
                                                 4/25/37 (144A)                                     1,473,609
         1,000,000                       BB/NR   United Auto Credit Securitization
                                                 Trust 2013-1, 4.4%, 4/15/19
                                                 (144A)                                             1,006,978
                                                                                            -----------------
                                                                                            $      14,412,212
                                                                                            -----------------
                                                 Total Banks                                $      14,412,212
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.6%
                                                 Other Diversified Financial
                                                 Services -- 0.2%
         7,172,074          0.63     CCC-/Caa3   Aircraft Finance Trust, Floating
                                                 Rate Note, 5/15/24 (144A)                  $       3,048,131
                                                                                            -----------------
                                                 Specialized Finance -- 0.4%
           752,089          0.58      CCC/Caa2   Lease Investment Flight Trust,
                                                 Floating Rate Note, 7/15/31                $         541,504
         8,634,697          0.54      CCC/Caa2   Lease Investment Flight Trust,
                                                 Floating Rate Note, 7/15/31                        6,216,982
                                                                                            -----------------
                                                                                            $       6,758,486
                                                                                            -----------------
                                                 Total Diversified Financials               $       9,806,617
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 23

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $24,417,791)                         $      25,999,810
-------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 1.2%
                                                 BANKS -- 1.2%
                                                 Thrifts & Mortgage Finance -- 1.2%
           945,021          2.33         BB/B2   American Home Mortgage
                                                 Investment Trust 2005-1, Floating
                                                 Rate Note, 6/25/45                         $         936,009
           138,237          6.85          B/NR   COMM 2000-C1 Mortgage Trust,
                                                 Floating Rate Note, 8/15/33 (144A)                   134,430
         1,502,000          5.14         B-/B3   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate
                                                 Note, 10/15/39 (144A)                              1,349,497
         9,000,000          7.08          D/NR   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 12/15/35 (144A)                                    4,524,408
           625,732                     NR/Caa1   CSMC Mortgage-Backed Trust
                                                 2007-3, 5.0%, 4/25/37                                622,030
           574,537                       NR/NR   Extended Stay America Trust
                                                 2013-ESH MZ, 7.625%, 12/5/19
                                                 (144A)                                               575,749
           295,107          5.67         NR/NR   First Horizon Mortgage Pass-Through
                                                 Trust 2004-6, Floating Rate Note,
                                                 11/25/34                                             278,931
         1,059,742                       NR/NR   Homeowner Assistance Program
                                                 Reverse Mortgage Loan Trust
                                                 2013-RM1, 4.0%, 5/26/53 (144A)                     1,036,957
         2,100,000          6.21         B-/NR   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust
                                                 2007-LDP12, Floating Rate Note,
                                                 2/15/51                                            2,068,548
         2,456,792          3.15       BB/Caa3   JP Morgan Mortgage Trust 2005-A1,
                                                 Floating Rate Note, 2/25/35                        2,285,544
         4,315,000                       BB/B1   TimberStar Trust 1, 7.5296%,
                                                 10/15/36 (144A)                                    4,403,121
           775,000          6.16         B-/B1   Wachovia Bank Commercial
                                                 Mortgage Trust Series 2007-C34,
                                                 Floating Rate Note, 5/15/46                          805,943
                                                                                            -----------------
                                                                                            $      19,021,167
                                                                                            -----------------
                                                 Total Banks                                $      19,021,167
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS
                                                 (Cost $22,844,662)                         $      19,021,167
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 73.7%
                                                 ENERGY -- 11.6%
                                                 Oil & Gas Drilling -- 0.7%
         4,100,000                       NR/NR   North Atlantic Drilling, Ltd., 6.25%,
                                                 2/1/19 (144A)                              $       3,925,750
         2,835,000                       B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                                 11/1/18 (144A)                                     3,054,712
         3,765,000                      BB-/B1   Unit Corp., 6.625%, 5/15/21                        3,990,900
                                                                                            -----------------
                                                                                            $      10,971,362
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment
                                                 & Services -- 0.4%
         2,175,000                      BB-/B1   Calfrac Holdings LP, 7.5%,
                                                 12/1/20 (144A)                             $       2,300,062
         1,297,000                        B/B1   Expro Finance Luxembourg SCA,
                                                 8.5%, 12/15/16 (144A)                              1,355,365
         2,680,000                       B-/B2   FTS International, Inc., 6.25%,
                                                 5/1/22 (144A)                                      2,713,500
            54,000                       NR/NR   Green Field Energy Services, Inc.,
                                                 11/15/16 (144A) (c) (d)                                4,050
                                                                                            -----------------
                                                                                            $       6,372,977
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.3%
         2,770,000                       NR/NR   American Energy -- Utica LLC, 3.5%,
                                                 3/1/21 (144A) (PIK)                        $       2,866,950
         1,025,000                       B-/B3   Jones Energy Holdings LLC, 6.75%,
                                                 4/1/22 (144A)                                      1,063,438
         1,000,000                     NR/Caa1   YPF SA, 8.875%, 12/19/18 (144A)                    1,041,250
                                                                                            -----------------
                                                                                            $       4,971,638
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration
                                                 & Production -- 7.8%
         1,270,000                       B-/B3   Bonanza Creek Energy, Inc.,
                                                 6.75%, 4/15/21                             $       1,358,900
         2,830,000                       B-/B3   BreitBurn Energy Partners LP,
                                                 7.875%, 4/15/22                                    3,063,475
         2,000,000                       B-/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20             2,190,000
         4,240,000                       B-/B3   Comstock Resources, Inc.,
                                                 7.75%, 4/1/19                                      4,536,800
         3,695,000                       BB/B1   Denbury Resources, Inc.,
                                                 5.5%, 5/1/22                                       3,736,569
        13,700,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20                     15,789,250
         4,980,000                       B-/B3   EPL Oil & Gas, Inc., 8.25%, 2/15/18                5,378,400
         3,260,000                        B/NR   GeoPark Latin America, Ltd. Agencia
                                                 en Chile, 7.5%, 2/11/20 (144A)                     3,423,000
         4,990,000                       B-/B3   Gulfport Energy Corp., 7.75%, 11/1/20              5,414,150

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 25

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration
                                                 & Production -- (continued)
         6,250,000                   CCC+/Caa1   Halcon Resources Corp.,
                                                 8.875%, 5/15/21                            $       6,476,562
         1,000,000                   BBB-/Baa3   KazMunayGas National Co JSC,
                                                 4.4%, 4/30/23 (144A)                                 943,750
         5,215,000                        B/B3   Kodiak Oil & Gas Corp.,
                                                 8.125%, 12/1/19                                    5,788,650
           750,000                     B-/Caa1   Lightstream Resources, Ltd.,
                                                 8.625%, 2/1/20 (144A)                                765,938
         3,000,000                     B-/Caa1   Memorial Production Partners
                                                 LP, 7.625%, 5/1/21                                 3,161,250
         2,800,000                   CCC+/Caa1   Midstates Petroleum Co., Inc.,
                                                 9.25%, 6/1/21                                      2,863,000
         5,000,000                      B+/Ba2   MIE Holdings Corp., 7.5%,
                                                 4/25/19 (144A)                                     5,031,250
        12,850,000                       B+/NR   MIE Holdings Corp., 9.75%,
                                                 5/12/16 (144A)                                    13,444,312
         2,840,000                       B+/B2   Oasis Petroleum, Inc., 6.5%, 11/1/21               3,038,800
         7,570,000                      BB+/B2   Pacific Rubiales Energy Corp.,
                                                 5.375%, 1/26/19 (144A)                             7,778,175
         2,450,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                        2,621,500
         6,995,000                      BB-/B2   Rosetta Resources, Inc.,
                                                 5.875%, 6/1/22                                     7,134,900
         1,500,000                       B-/B3   Sanchez Energy Corp., 7.75%,
                                                 6/15/21 (144A)                                     1,605,000
         1,650,000                      BB/Ba3   SM Energy Co., 6.5%, 1/1/23                        1,777,875
         3,800,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22                 4,123,000
         2,410,000                       B+/B3   Swift Energy Co., 8.875%, 1/15/20                  2,530,500
         3,020,000                   CCC+/Caa1   Talos Production LLC, 9.75%,
                                                 2/15/18 (144A)                                     3,178,550
CAD      2,775,000                        B/NR   Trilogy Energy Corp., 7.25%,
                                                 12/13/19 (144A)                                    2,673,752
         1,520,000                      BB-/B1   Tullow Oil Plc, 6.0%, 11/1/20 (144A)               1,550,400
         1,850,000                       BB/B2   Ultra Petroleum Corp., 5.75%,
                                                 12/15/18 (144A)                                    1,947,125
         1,245,000                        B/B3   Vanguard Natural Resources LLC,
                                                 7.875%, 4/1/20                                     1,341,488
                                                                                            -----------------
                                                                                            $     124,666,321
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining
                                                 & Marketing -- 0.2%
         4,025,000                       B+/B2   Calumet Specialty Products Partners
                                                 LP, 6.5%, 4/15/21 (144A)                   $       4,014,938
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage
                                                 & Transportation -- 0.8%
           950,000          3.26        BB/Ba1   Energy Transfer Partners LP, Floating
                                                 Rate Note, 11/1/66                         $         874,000
NOK     12,000,000          6.96         NR/NR   Golar LNG Partners LP, Floating Rate
                                                 Note, 10/12/17                                     2,120,534
         4,000,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                                 5.625%, 2/1/21                                     4,130,000
         5,850,000                      BB/Ba3   Targa Resources Partners LP, 4.25%,
                                                 11/15/23 (144A)                                    5,469,750
                                                                                            -----------------
                                                                                            $      12,594,284
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 1.4%
           315,000                       B-/B3   Alpha Natural Resources, Inc.,
                                                 6.0%, 6/1/19                               $         239,400
        11,063,000                      BB-/B1   Berau Capital Resources Pte, Ltd.,
                                                 12.5%, 7/8/15 (144A)                              11,477,862
         3,750,000                      BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                                 3/13/17 (144A)                                     3,693,750
         6,200,000                       CC/Ca   Bumi Capital Pte, Ltd., 12.0%,
                                                 11/10/16 (144A) (d)                                2,883,000
         1,900,000                       NR/B1   Indo Energy Finance II BV, 6.375%,
                                                 1/24/23 (144A)                                     1,474,875
         4,435,000                        D/NR   James River Coal Co., 7.875%,
                                                 4/1/19 (d)                                           510,025
           950,000                   CCC+/Caa2   Mongolian Mining Corp., 8.875%,
                                                 3/29/17 (144A)                                       570,000
         1,900,000                     B-/Caa1   Murray Energy Corp., 8.625%,
                                                 6/15/21 (144A)                                     2,061,500
EURO     1,050,000                       CC/Ca   New World Resources NV, 7.875%,
                                                 1/15/21 (144A)                                       225,767
                                                                                            -----------------
                                                                                            $      23,136,179
                                                                                            -----------------
                                                 Total Energy                               $     186,727,699
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 10.0%
                                                 Commodity Chemicals -- 0.9%
EURO     2,500,000                     CCC+/B3   KP Germany Erste GmbH, 11.625%,
                                                 7/15/17 (144A)                             $       3,953,520
         9,820,000                      BB-/B2   Rain CII Carbon LLC, 8.0%,
                                                 12/1/18 (144A)                                    10,286,450
                                                                                            -----------------
                                                                                            $      14,239,970
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.4%
EURO     4,325,000                       NR/B3   INEOS Group Holdings SA, 5.75%,
                                                 2/15/19 (144A)                             $       6,164,630
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 27

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.3%
           600,000                       B+/NR   Cemex Finance LLC, 6.0%,
                                                 4/1/24 (144A)                              $         600,750
         3,700,000                    BBB/Baa3   Votorantim Cimentos SA, 7.25%,
                                                 4/5/41 (144A)                                      3,787,875
                                                                                            -----------------
                                                                                            $       4,388,625
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 2.5%
         3,355,000                       B-/B3   AEP Industries, Inc., 8.25%, 4/15/19       $       3,568,881
        11,250,297                   CCC+/Caa2   ARD Finance SA, 11.125% (11.125% PIK,
                                                 0.0% cash), 6/1/18 (144A) (PIK)                   12,375,327
           423,529                     NR/Caa1   Ardagh Packaging Finance Plc,
                                                 7.0%, 11/15/20 (144A)                                441,529
         5,000,000                   CCC+/Caa1   Ardagh Packaging Finance Plc,
                                                 9.125%, 10/15/20 (144A)                            5,562,500
EURO     2,100,000                   CCC+/Caa1   Ardagh Packaging Finance Plc,
                                                 9.25%, 10/15/20 (144A)                             3,229,922
         2,400,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                                 8.25%, 2/15/21                                     2,595,000
         7,490,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                                 8.5%, 5/15/18                                      7,827,050
         4,675,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                                 9.875%, 8/15/19                                    5,189,250
                                                                                            -----------------
                                                                                            $      40,789,459
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 2.6%
         3,085,000                      BB/Ba3   Amsted Industries, Inc., 5.0%,
                                                 3/15/22 (144A)                             $       3,077,288
         6,210,000                      BB-/B1   Ausdrill Finance Pty, Ltd., 6.875%,
                                                 11/1/19 (144A)                                     5,713,200
        10,175,000                        D/NR   Midwest Vanadium Pty, Ltd.,
                                                 11.5%, 2/15/18 (144A) (d)                          5,392,750
         1,360,000                       NR/NR   Mirabela Nickel, Ltd., 3.5%
                                                 (0.0% PIK, 3.5% cash), 6/30/14
                                                 (144A) (PIK)                                       1,326,000
        11,725,000                       NR/NR   Mirabela Nickel, Ltd., 8.75%,
                                                 4/15/18 (144A) (d)                                 2,814,000
         4,000,000                   BBB-/Baa2   MMC Norilsk Nickel OJSC via
                                                 MMC Finance, Ltd., 5.55%,
                                                 10/28/20 (144A)                                    3,860,000
         5,300,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                      5,207,250
         1,560,000                      B/Caa1   Prince Mineral Holding Corp.,
                                                 11.5%, 12/15/19 (144A)                             1,751,100
        12,660,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                                 6/7/21 (144A)                                     13,419,600
                                                                                            -----------------
                                                                                            $      42,561,188
-------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.1%
         1,825,000                    BBB/Baa2   Fresnillo Plc, 5.5%, 11/13/23 (144A)       $       1,870,625
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 2.3%
         5,770,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                                 6/15/15 (144A)                             $       3,317,750
        11,475,000                   CCC+/Caa2   Ferrexpo Finance Plc, 7.875%,
                                                 4/7/16 (144A)                                     10,270,125
         4,340,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                                 3/15/18 (144A)                                     4,383,400
         1,800,000                      BB/Ba2   Metalloinvest Finance, Ltd.,
                                                 5.625%, 4/17/20 (144A)                             1,606,500
         2,660,000                      NR/Ba2   Metalloinvest Finance, Ltd., 6.5%,
                                                 7/21/16 (144A)                                     2,646,700
         4,620,000                     NR/Caa2   Metinvest BV, 10.25%,
                                                 5/20/15 (144A)                                     4,366,824
        11,350,000                     NR/Caa2   Metinvest BV, 8.75%,
                                                 2/14/18 (144A)                                     9,791,304
                                                                                            -----------------
                                                                                            $      36,382,603
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.9%
         8,640,000                       B+/B1   Grupo Papelero Scribe SA de CV,
                                                 8.875%, 4/7/20 (144A)                      $       8,424,000
         5,685,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                                 5.875%, 5/15/23 (144A)                             5,528,662
                                                                                            -----------------
                                                                                            $      13,952,662
                                                                                            -----------------
                                                 Total Materials                            $     160,349,762
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 5.3%
                                                 Aerospace & Defense -- 1.1%
         1,995,000                   CCC+/Caa1   Accudyne Industries Borrower,
                                                 7.75%, 12/15/20 (144A)                     $       2,164,575
         2,100,000                     BB-/Ba3   Bombardier, Inc., 4.75%, 4/15/19                   2,136,750
         4,900,000                     BB-/Ba3   Bombardier, Inc., 6.0%, 10/15/22                   4,985,750
         2,970,000                       BB/B1   DigitalGlobe, Inc., 5.25%,
                                                 2/1/21 (144A)                                      2,895,750
         5,408,000                       B-/B2   DynCorp International, Inc.,
                                                 10.375%, 7/1/17                                    5,718,960
                                                                                            -----------------
                                                                                            $      17,901,785
-------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.4%
         6,750,000                      BB-/B1   Griffon Corp., 5.25%, 3/1/22 (144A)        $       6,665,625
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 1.8%
EURO     2,725,000                        B/B2   Abengoa Finance SAU, 6.0%,
                                                 3/31/21 (144A)                             $       3,846,650
         6,900,000                        B/B2   Abengoa Finance SAU, 8.875%,
                                                 11/1/17 (144A)                                     7,797,000
         2,230,000                     BB-/Ba3   Dycom Investments, Inc.,
                                                 7.125%, 1/15/21                                    2,413,975
         6,450,000                        B/B2   Empresas ICA SAB de CV, 8.9%,
                                                 2/4/21 (144A)                                      6,579,000

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 29

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Construction &
                                                 Engineering -- (continued)
         7,700,000                      BB-/B1   OAS Investments GmbH, 8.25%,
                                                 10/19/19 (144A)                            $       7,882,875
                                                                                            -----------------
                                                                                            $      28,519,500
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components
                                                 & Equipment -- 0.3%
         3,250,000                       B+/B2   General Cable Corp., 7.0%,
                                                 10/1/22 (144A)                             $       3,258,125
         1,100,000                       B-/B3   WireCo WorldGroup, Inc.,
                                                 9.5%, 5/15/17                                      1,124,750
                                                                                            -----------------
                                                                                            $       4,382,875
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.7%
         5,075,000                        B/B3   Constellation Enterprises LLC,
                                                 10.625%, 2/1/16 (144A)                     $       4,263,000
         2,980,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                 4/1/22 (144A)                                      3,270,550
         4,100,000                       BB/NR   Magnesita Finance, Ltd., 8.625%
                                                 (Perpetual) (144A)                                 3,951,375
                                                                                            -----------------
                                                                                            $      11,484,925
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.5%
         8,405,000                     CCC-/B3   Navistar International Corp.,
                                                 8.25%, 11/1/21                             $       8,552,088
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.2%
         4,015,000                     CCC+/NR   WPE International Cooperatief UA,
                                                 10.375%, 9/30/20 (144A)                    $       2,539,488
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies
                                                 & Distributors -- 0.3%
         4,365,000                       B+/B1   WESCO Distribution, Inc., 5.375%,
                                                 12/15/21 (144A)                            $       4,441,388
                                                                                            -----------------
                                                 Total Capital Goods                        $      84,487,674
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES
                                                 & SUPPLIES -- 0.4%
                                                 Environmental & Facilities
                                                 Services -- 0.3%
         5,080,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                                 10/1/16 (144A)                             $       4,927,600
         6,510,000                       NR/NR   Old AII, Inc., 12/15/16 (c) (d)                           65
                                                                                            -----------------
                                                                                            $       4,927,665
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.1%
         1,475,000                      B/Caa2   NANA Development Corp., 9.5%,
                                                 3/15/19 (144A)                             $       1,497,125
                                                                                            -----------------
                                                 Total Commercial Services
                                                 & Supplies                                 $       6,424,790
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 2.5%
                                                 Airlines -- 1.1%
         7,363,000                       B-/NR   Gol Finance SA, 9.25%,
                                                 7/20/20 (144A)                             $       7,326,185
         2,050,000                     BBB-/NR   Guanay Finance, Ltd., 6.0%,
                                                 12/15/20 (144A)                                    2,165,415
         4,250,000                      BB-/NR   TAM Capital 3, Inc., 8.375%,
                                                 6/3/21 (144A)                                      4,574,062
         3,500,000                        B/B2   United Continental Holdings, Inc.,
                                                 6.0%, 7/15/26                                      3,351,250
                                                                                            -----------------
                                                                                            $      17,416,912
-------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.2%
         3,650,000                       B+/B2   Navios South American Logistics,
                                                 Inc., 7.25%, 5/1/22 (144A)                 $       3,659,125
-------------------------------------------------------------------------------------------------------------
                                                 Railroads -- 0.4%
         3,500,000                       B+/NR   Far East Capital, Ltd. SA, 8.0%,
                                                 5/2/18 (144A)                              $       2,467,500
         3,370,000                        B/B3   Florida East Coast Holdings Corp.,
                                                 6.75%, 5/1/19 (144A)                               3,462,675
                                                                                            -----------------
                                                                                            $       5,930,175
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.2%
         5,710,989                     NR/Caa2   Inversiones Alsacia SA, 8.0%,
                                                 8/18/18 (144A)                             $       3,769,252
-------------------------------------------------------------------------------------------------------------
                                                 Airport Services -- 0.4%
         3,284,250                   CCC+/Caa1   Aeropuertos Argentina 2000 SA,
                                                 10.75%, 12/1/20 (144A)                     $       3,288,355
         3,900,000                        B/B2   Aguila 3 SA, 7.875%,
                                                 1/31/18 (144A)                                     4,129,125
                                                                                            -----------------
                                                                                            $       7,417,480
-------------------------------------------------------------------------------------------------------------
                                                 Highways & Railtracks -- 0.2%
MXN     39,000,000                      BBB/NR   Red de Carreteras de Occidente
                                                 SAPIB de CV, 9.0%, 6/10/28 (144A)          $       2,753,590
                                                                                            -----------------
                                                 Total Transportation                       $       40,946,53
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 1.1%
                                                 Auto Parts & Equipment -- 0.9%
         3,150,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21              $       3,331,125
        10,550,000                       CC/Ca   Stanadyne Holdings, Inc., 12.0%,
                                                 2/15/15 (Step)                                    10,576,375
                                                                                            -----------------
                                                                                            $      13,907,500
-------------------------------------------------------------------------------------------------------------
                                                 Tires & Rubber -- 0.2%
         2,810,000                       B+/B1   The Goodyear Tire & Rubber Co.,
                                                 7.0%, 5/15/22                              $       3,098,025
                                                                                            -----------------
                                                 Total Automobiles & Components             $      17,005,525
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 31

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES
                                                 & APPAREL -- 1.8%
                                                 Homebuilding -- 1.1%
         2,100,000                      BB-/B2   Brookfield Residential Properties,
                                                 Inc., 6.5%, 12/15/20 (144A)                $       2,210,250
         9,802,000                        NR/C   Desarrolladora Homex SAB de CV,
                                                 12/11/19 (144A) (c) (d)                            1,078,220
           800,000                        B/B2   KB Home, 7.0%, 12/15/21                              858,000
         4,450,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                      4,338,750
         2,200,000                        B/B2   Rialto Holdings LLC, 7.0%,
                                                 12/1/18 (144A)                                     2,293,500
         5,810,000                       B+/B2   Standard Pacific Corp.,
                                                 6.25%, 12/15/21                                    6,216,700
         7,500,000                       NR/Ca   Urbi Desarrollos Urbanos SAB de
                                                 CV, 2/3/22 (144A) (c) (d)                            843,750
                                                                                            -----------------
                                                                                            $      17,839,170
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.7%
EURO     4,700,000                   CCC+/Caa2   Heckler & Koch GmbH, 9.5%,
                                                 5/15/18 (144A)                             $       6,902,881
         5,000,000                   CCC+/Caa1   Icon Health & Fitness, Inc.,
                                                 11.875%, 10/15/16 (144A)                           4,875,000
                                                                                            -----------------
                                                                                            $      11,777,881
                                                                                            -----------------
                                                 Total Consumer Durables & Apparel          $      29,617,051
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 1.2%
                                                 Casinos & Gaming -- 0.6%
EURO     6,950,000                       B+/B3   Cirsa Funding Luxembourg SA,
                                                 8.75%, 5/15/18 (144A)                      $      10,026,682
         2,704,717                       NR/NR   Mashantucket Western Pequot Tribe,
                                                 6.5% (5.5% PIK, 1.0% cash),
                                                 7/1/36 (PIK)                                         405,708
                                                                                            -----------------
                                                                                            $      10,432,390
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts &
                                                 Cruise Lines -- 0.2%
         2,860,000                       B+/B3   Viking Cruises, Ltd., 8.5%,
                                                 10/15/22 (144A)                            $       3,231,800
-------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.1%
BRL      4,250,000                      NR/Ba2   Arcos Dorados Holdings, Inc.,
                                                 10.25%, 7/13/16 (144A)                     $       1,761,984
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.3%
         4,225,000                   CCC+/Caa1   Cambium Learning Group, Inc.,
                                                 9.75%, 2/15/17                             $       4,288,375
                                                                                            -----------------
                                                 Total Consumer Services                    $      19,714,549
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 1.7%
                                                 Broadcasting -- 0.5%
         4,000,000                     B-/Caa2   Intelsat Luxembourg SA,
                                                 7.75%, 6/1/21                              $       4,170,000
         1,600,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                                 12/1/18 (144A)                                     1,728,000
EURO     1,550,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                                 12/1/18 (144A)                                     2,322,603
                                                                                            -----------------
                                                                                            $       8,220,603
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.9%
         2,025,000                        B/B3   Altice SA, 7.75%, 5/15/22 (144A)           $       2,111,062
         6,300,000                     B-/Caa1   Intelsat Jackson Holdings SA,
                                                 6.625%, 12/15/22 (144A)                            6,473,250
         1,250,000                      B+/Ba3   Numericable Group SA, 6.0%,
                                                 5/15/22 (144A)                                     1,279,688
           400,000                      NR/Ba3   Numericable Group SA, 6.25%,
                                                 5/15/24 (144A)                                       409,500
         4,375,000                      BB/Ba2   Videotron, Ltd., 5.375%,
                                                 6/15/24 (144A)                                     4,407,812
                                                                                            -----------------
                                                                                            $      14,681,312
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.2%
         1,115,000                       B-/B3   Regal Entertainment Group, Inc.,
                                                 5.75%, 2/1/25                              $       1,103,850
         1,000,000                      B/Caa1   WMG Acquisition Corp., 6.75%,
                                                 4/15/22 (144A)                                     1,007,500
                                                                                            -----------------
                                                                                            $       2,111,350
-------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.1%
         1,675,000                       B-/B3   MPL 2 Acquisition Canco, Inc.,
                                                 9.875%, 8/15/18 (144A)                     $       1,804,812
                                                                                            -----------------
                                                 Total Media                                $      26,818,077
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.6%
                                                 Distributors -- 0.1%
         1,250,000                     BB-/Ba3   LKQ Corp., 4.75%, 5/15/23                  $       1,200,000
-------------------------------------------------------------------------------------------------------------
                                                 Department Stores -- 0.3%
         5,600,000                        B/NR   Grupo Famsa SAB de CV, 7.25%,
                                                 6/1/20 (144A)                              $       5,684,000
-------------------------------------------------------------------------------------------------------------
                                                 Computer &
                                                 Electronics Retail -- 0.2%
         2,710,000                       B+/B1   Rent-A-Center, Inc., 4.75%, 5/1/21         $       2,540,625
                                                                                            -----------------
                                                 Total Retailing                            $       9,424,625
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 33

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE
                                                 & TOBACCO -- 8.5%
                                                 Distillers & Vintners -- 0.3%
         4,829,992                       NR/NR   CEDC Finance Corp International,
                                                 Inc., 8.0%, 4/30/18 (Step)                 $       4,395,293
-------------------------------------------------------------------------------------------------------------
                                                 Agricultural Products -- 0.2%
         4,400,000                        B/NR   Tonon Bioenergia SA, 9.25%,
                                                 1/24/20 (144A)                             $       3,982,000
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 7.5%
         1,960,000                        B/B2   Agrokor dd, 8.875%, 2/1/20 (144A)          $       2,173,150
EURO     3,200,000                        B/B2   Agrokor dd, 9.875%, 5/1/19 (144A)                  5,038,310
         6,000,000                      BB/Ba3   Bertin SA, 10.25%, 10/5/16 (144A)                  6,757,500
         4,450,000                       B+/B2   CFG Investment SAC, 9.75%,
                                                 7/30/19 (144A)                                     4,355,438
         2,705,000                        B/B1   Chiquita Brands International, Inc.,
                                                 7.875%, 2/1/21                                     3,016,075
         9,720,000                       B+/B2   Corp Pesquera Inca SAC, 9.0%,
                                                 2/10/17 (144A)                                    10,084,500
         6,800,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                                 2/1/20 (144A)                                      7,344,000
         2,969,595                       NR/NR   Independencia International, Ltd.,
                                                 12/30/16 (144A) (c) (d)                                7,424
         4,690,000                      BB/Ba3   JBS Finance II, Ltd., 8.25%,
                                                 1/29/18 (144A)                                     5,018,300
         3,720,000                       BB/NR   JBS Investments GmbH, 7.75%,
                                                 10/28/20 (144A)                                    3,957,150
         2,800,000                        B/B2   Marfrig Holding Europe BV, 11.25%,
                                                 9/20/21 (144A)                                     3,024,000
         3,000,000                        B/B2   Marfrig Holding Europe BV, 9.875%,
                                                 7/24/17 (144A)                                     3,150,000
        20,248,000                        B/B2   Marfrig Overseas, Ltd., 9.5%,
                                                 5/4/20 (144A)                                     20,602,340
         6,300,000                      CCC/NR   MHP SA, 8.25%, 4/2/20 (144A)                       5,166,000
         4,755,000                      BB-/B1   Minerva Luxembourg SA, 12.25%,
                                                 2/10/22 (144A)                                     5,396,925
        24,000,000                      BB-/B1   Minerva Luxembourg SA, 7.75%,
                                                 1/31/23 (144A)                                    24,690,005
         6,500,000                       B+/B2   Pesquera Exalmar S.A.A., 7.375%,
                                                 1/31/20 (144A)                                     5,988,125
         1,375,000                        B/B1   Post Holdings, Inc., 6.75%,
                                                 12/1/21 (144A)                                     1,440,312
         1,675,000                        B/B1   Post Holdings, Inc.,
                                                 7.375%, 2/15/22                                    1,792,250
         1,144,000                       B+/B3   Wells Enterprises, Inc., 6.75%,
                                                 2/1/20 (144A)                                      1,184,040
                                                                                            -----------------
                                                                                            $     120,185,844
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.5%
         7,165,000                     B-/Caa1   Alliance One International, Inc.,
                                                 9.875%, 7/15/21                            $       7,236,650
                                                                                            -----------------
                                                 Total Food, Beverage & Tobacco             $     135,799,787
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT
                                                 & SERVICES -- 2.3%
                                                 Health Care Supplies -- 0.6%
         5,750,000                        B/B3   ConvaTec Healthcare E SA, 10.5%,
                                                 12/15/18 (144A)                            $       6,325,000
         3,200,000                     B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                    3,616,000
                                                                                            -----------------
                                                                                            $       9,941,000
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.1%
         1,758,000                   CCC+/Caa2   Gentiva Health Services, Inc.,
                                                 11.5%, 9/1/18                              $       1,837,110
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 1.3%
         7,895,000                       B-/B3   CHS, 6.875%, 2/1/22 (144A)                 $       8,181,194
         2,400,000                       B-/B3   Kindred Healthcare, Inc., 6.375%,
                                                 4/15/22 (144A)                                     2,430,000
         1,050,000                       B-/B3   Kindred Healthcare, Inc.,
                                                 8.25%, 6/1/19                                      1,123,500
         4,300,000                     BB-/Ba1   LifePoint Hospitals, Inc., 5.5%,
                                                 12/1/21 (144A)                                     4,472,000
         3,945,000                      B+/Ba3   Tenet Healthcare Corp.,
                                                 4.375%, 10/1/21                                    3,782,269
                                                                                            -----------------
                                                                                            $      19,988,963
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.3%
         5,120,000                      BB/Ba2   WellCare Health Plans, Inc.,
                                                 5.75%, 11/15/20                            $       5,465,600
                                                                                            -----------------
                                                 Total Health Care Equipment
                                                 & Services                                 $      37,232,673
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 1.0%
                                                 Biotechnology -- 0.6%
         9,652,000                     B-/Caa2   Lantheus Medical Imaging, Inc.,
                                                 9.75%, 5/15/17                             $       9,603,740
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.4%
         1,740,000                       B+/B1   Grifols Worldwide Operations, Ltd.,
                                                 5.25%, 4/1/22 (144A)                       $       1,766,100
         4,755,000                   CCC+/Caa2   JLL, 7.5%, 2/1/22 (144A)                           4,873,875
                                                                                            -----------------
                                                                                            $       6,639,975
                                                                                            -----------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences              $      16,243,715
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 35

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 3.4%
                                                 Diversified Banks -- 2.3%
TRY      4,500,000                     NR/Baa2   Akbank TAS, 7.5%, 2/5/18 (144A)            $       1,892,786
         6,875,000          9.75       BBB-/NR   Banco de Credito del Peru Panama,
                                                 Floating Rate Note, 11/6/69 (144A)                 8,069,531
         6,000,000                   CCC+/Caa1   Banco de Galicia y Buenos Aires SA,
                                                 8.75%, 5/4/18 (144A)                               5,940,000
           820,000          9.75         NR/Ca   Banco Macro SA, Floating Rate
                                                 Note, 12/18/36                                       733,761
         2,000,000                     NR/Baa3   Banco Nacional de Costa Rica,
                                                 6.25%, 11/1/23 (144A)                              1,977,500
         1,250,000                     NR/Baa2   BBVA Bancomer SA Texas, 6.75%,
                                                 9/30/22 (144A)                                     1,393,750
         4,750,000                      BB-/B1   CorpGroup Banking SA, 6.75%,
                                                 3/15/23 (144A)                                     4,667,222
         5,550,000                       NR/NR   Russian Agricultural Bank OJSC
                                                 Via RSHB Capital SA, 8.5%,
                                                 10/16/23 (144A)                                    5,119,875
         1,500,000                      NR/Ba1   Turkiye Is Bankasi, 6.0%,
                                                 10/24/22 (144A)                                    1,456,500
         5,000,000                     BB+/Ba1   VTB Bank OJSC Via VTB Capital SA,
                                                 6.95%, 10/17/22 (144A)                             4,787,500
                                                                                            -----------------
                                                                                            $      36,038,425
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.9%
        13,430,000          6.75      BBB/Baa3   The PNC Financial Services Group,
                                                 Inc., Floating Rate Note (Perpetual)       $      14,806,575
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.2%
         4,000,000                     BB-/Ba3   Alfa Bank OJSC Via Alfa Bond
                                                 Issuance Plc, 7.5%, 9/26/19 (144A)         $       3,860,000
                                                                                            -----------------
                                                 Total Banks                                $      54,705,000
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 3.3%
                                                 Other Diversified Financial
                                                 Services -- 0.1%
         2,245,000          5.35       BB+/Ba3   Citigroup, Inc., Floating Rate
                                                 Note (Perpetual)                           $       2,093,462
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 1.0%
         3,045,000                     BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                                 10/15/19 (144A)                            $       3,220,088
         2,737,000                        B/B2   National Money Mart Co.,
                                                 10.375%, 12/15/16                                  2,880,692
         8,870,000                       B+/B2   Nationstar Mortgage LLC,
                                                 6.5%, 6/1/22                                       8,382,150
         1,775,000                       B+/B2   Nationstar Mortgage LLC,
                                                 6.5%, 7/1/21                               $       1,692,906
                                                                                            -----------------
                                                                                            $      16,175,836
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.9%
INR    240,670,000                       NR/NR   International Finance Corp.,
                                                 8.25%, 6/10/21                             $       4,062,042
        10,395,000                       NR/NR   Tarjeta Naranja SA, 9.0%,
                                                 1/28/17 (144A)                                    10,369,312
                                                                                            -----------------
                                                                                            $      14,431,354
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management
                                                 & Custody Banks -- 0.4%
         6,800,000                       BB/NR   JBS Investment Management, Ltd.,
                                                 7.25%, 4/3/24                              $       6,893,500
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking
                                                 & Brokerage -- 0.8%
        10,650,000                      BBB/NR   UBS AG, 7.625%, 8/17/22                    $      12,655,076
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Capital Markets -- 0.1%
         1,200,000          7.50         BB/NR   Credit Suisse Group AG, Floating
                                                 Rate Note (Perpetual) (144A)               $       1,303,500
                                                                                            -----------------
                                                 Total Diversified Financials               $      53,552,728
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 5.1%
                                                 Insurance Brokers -- 1.0%
GBP      4,840,000                     B-/Caa2   Towergate Finance Plc, 10.5%,
                                                 2/15/19 (144A)                             $       8,581,973
GBP      1,200,000          6.03         NR/B1   Towergate Finance Plc, Floating Rate
                                                 Note, 2/15/18 (144A)                               2,046,704
         4,900,000                   CCC+/Caa2   USI, Inc. New York, 7.75%,
                                                 1/15/21 (144A)                                     5,059,250
                                                                                            -----------------
                                                                                            $      15,687,927
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 4.1%
         1,900,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                                 Reinsurance Co., Ltd., Floating Rate
                                                 Note, 9/1/24                               $       2,016,850
           450,000          8.10        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                                 Rate Note, 1/7/16 (Cat Bond) (144A)                  471,150
           725,000          4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                                 Note, 5/23/16 (Cat Bond) (144A)                      736,310
           250,000          6.23        BB+/NR   Blue Danube, Ltd., Floating Rate
                                                 Note, 4/10/15 (Cat Bond) (144A)                      256,400
         1,925,000          5.29        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 3/7/16 (Cat Bond) (144A)                           1,953,490
         1,250,000          6.89         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 4/7/17 (Cat Bond) (144A)                           1,309,375
         1,250,000         17.98         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                                 1/7/15 (Cat Bond) (144A)                           1,331,500
         1,500,000         10.26        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                                 1/8/15 (Cat Bond) (144A)                           1,531,350
         1,000,000         11.26         B+/NR   Compass Re, Ltd., Floating Rate Note,
                                                 1/8/15 (Cat Bond) (144A)                           1,023,800

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 37

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
           400,000          9.05         BB/NR   East Lane Re V, Ltd., Floating Rate
                                                 Note, 3/16/16 (Cat Bond) (144A)            $         430,200
         1,500,000          6.70         BB/NR   East Lane Re, Ltd., Floating Rate
                                                 Note, 3/13/15 (Cat Bond) (144A)                    1,549,650
           500,000          7.39        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 2/13/15
                                                 (Cat Bond) (144A)                                    511,600
         1,950,000          5.03        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/25/15 (Cat Bond) (144A)                    1,975,155
         1,500,000          7.43         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                                 1/9/19 (Cat Bond) (144A)                           1,556,550
         1,925,000         13.55         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                 2/5/15 (Cat Bond) (144A)                           1,984,290
         1,250,000          8.40        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                 2/5/15 (Cat Bond) (144A)                           1,278,375
           350,000           N/A        BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                                 Note, 4/30/18 (Cat Bond) (144A)                      351,050
           750,000           N/A        BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                                 Note, 4/30/18 (Cat Bond) (144A)                      752,025
         1,450,000          4.05         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                                 Note, 5/18/16 (Cat Bond) (144A)                    1,472,475
         2,500,000         12.03          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                          2,628,750
           800,000          8.55         B+/NR   Mythen Re, Ltd., Series 2012-2
                                                 Class A, Floating Rate Note, 1/5/17
                                                 (Cat Bond) (144A)                                    848,640
           650,000         11.78         B-/NR   Mythen Re, Ltd., Series 2012-2
                                                 Class A, Floating Rate Note,
                                                 11/10/16 (Cat Bond) (144A)                           690,105
         2,000,000          7.56        BB-/NR   Queen Street IV Capital, Ltd.,
                                                 Floating Rate Note, 4/9/15
                                                 (Cat Bond) (144A)                                  2,052,200
           900,000          8.56        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                                 Note, 4/9/15 (Cat Bond) (144A)                       928,890
           300,000         10.58          B/NR   Queen Street VI Re, Ltd., Floating
                                                 Rate Note, 4/9/15 (Cat Bond) (144A)                  314,280
           750,000          8.65          B/NR   Queen Street VII Re, Ltd., Floating
                                                 Rate Note, 4/8/16 (Cat Bond) (144A)                  795,975
         3,450,000         12.06         B-/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15
                                                 (Cat Bond) (144A)                                  3,619,740
           750,000          9.06        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15
                                                 (Cat Bond) (144A)                                    787,425
         1,800,000         12.80         NR/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16
                                                 (Cat Bond) (144A)                                  1,963,080

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
           450,000          5.80         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16
                                                 (Cat Bond) (144A)                          $         470,880
           950,000         19.05         NR/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16
                                                 (Cat Bond) (144A)                                  1,052,505
         1,850,000         22.05         NR/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16
                                                 (Cat Bond) (144A)                                  2,198,355
           550,000          8.05         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16
                                                 (Cat Bond) (144A)                                    606,705
         1,100,000         10.05        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16
                                                 (Cat Bond) (144A)                                  1,221,440
           750,000          9.30         B-/NR   Residential Reinsurance 2013, Ltd.,
                                                 Floating Rate Note, 6/6/17
                                                 (Cat Bond) (144A)                                    784,800
         1,600,000          4.03         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                           1,614,720
            13,799                       NR/NR   Sector Re V, Ltd., 12/1/17
                                                 (Cat Bond) (144A) (c )                                    --
         2,350,000                       NR/NR   Sector Re V, Ltd., 12/1/18
                                                 (Cat Bond) (144A) (c)                              2,412,980
             3,533                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                                 (144A) (c)                                           898,857
         1,000,000                       NR/NR   Sector Re V, Ltd., 3/30/19
                                                 (Cat Bond) (144A) (c)                              1,000,000
         2,000,000                       NR/NR   Silverton Re, Ltd., 9/16/16
                                                 (Cat Bond) (144A) (c)                              2,113,200
         8,535,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                                 Floating Rate Note (Perpetual) (144A)              8,990,999
           875,000         16.51         NR/NR   Successor X, Ltd., Floating Rate Note,
                                                 1/27/15 (Cat Bond) (144A)                            913,238
           950,000         16.30         NR/NR   Successor X, Ltd., Floating Rate Note,
                                                 11/10/15 (Cat Bond) (144A)                           975,175
           375,000         11.28         B-/NR   Successor X, Ltd., Floating Rate Note,
                                                 11/10/15 (Cat Bond) (144A)                           398,625
           900,000          8.53         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                                 5/9/16 (Cat Bond) (144A)                             961,290
           250,000          6.28         NR/NR   Tradewynd Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                       250,700
                                                                                            -----------------
                                                                                            $      63,985,149
                                                                                            -----------------
                                                 Total Insurance                            $     79 ,673,076
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 39

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 1.8%
                                                 Diversified REIT -- 0.2%
         2,565,000                     NR/Baa2   Trust F, 5.25%, 12/15/24 (144A)            $       2,593,856
-------------------------------------------------------------------------------------------------------------
                                                 Mortgage REIT -- 0.4%
         6,485,000                       NR/NR   NorthStar Realty Finance Corp.,
                                                 3.0%, 9/30/14                              $       6,476,822
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Real
                                                 Estate Activities -- 0.3%
           995,000                       B+/B1   Alam Synergy Pte, Ltd., 9.0%,
                                                 1/29/19 (144A)                             $       1,032,312
         4,025,000                      NR/Ba1   BR Malls International Finance, Ltd.,
                                                 8.5% (Perpetual) (144A)                            4,145,750
                                                                                            -----------------
                                                                                            $       5,178,062
-------------------------------------------------------------------------------------------------------------
                                                 Real Estate Operating
                                                 Companies -- 0.9%
         5,750,000                     CCC+/NR   Alto Palermo SA, 7.875%,
                                                 5/11/17 (144A)                             $       5,527,188
         8,405,000                     CCC+/NR   IRSA Inversiones y Representaciones
                                                 SA, 8.5%, 2/2/17 (144A)                            8,362,975
                                                                                            -----------------
                                                                                            $      13,890,163
                                                                                            -----------------
                                                 Total Real Estate                          $      28,138,903
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.7%
                                                 Internet Software & Services -- 0.2%
         2,910,000                      BB/Ba3   Equinix, Inc., 5.375%, 4/1/23              $       2,960,925
           700,000                     BB+/Ba1   IAC, 4.875%, 11/30/18                                731,500
                                                                                            -----------------
                                                                                            $       3,692,425
-------------------------------------------------------------------------------------------------------------
                                                 IT Consulting & Other Services -- 0.3%
         4,025,000                      BB-/B3   Entegris, Inc., 6.0%, 4/1/22 (144A)        $       4,075,312
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing
                                                 & Outsourced Services -- 0.4%
         3,597,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21         $       4,316,400
         1,700,000                     BB-/Ba3   NeuStar, Inc., 4.5%, 1/15/23                       1,479,000
                                                                                            -----------------
                                                                                            $       5,795,400
-------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.6%
        11,100,490                       NR/NR   Pegasus Solutions, Inc., 13.0%,
                                                 9/15/14 (144A) (d)                         $      10,323,456
-------------------------------------------------------------------------------------------------------------
                                                 Home Entertainment Software -- 0.2%
         3,225,000                     BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                                 9/15/23 (144A)                             $       3,507,188
                                                                                            -----------------
                                                 Total Software & Services                  $      27,393,781
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE
                                                 & EQUIPMENT -- 1.0%
                                                 Computer Storage
                                                 & Peripherals -- 0.4%
         6,925,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                                 6/1/23 (144A)                              $       6,933,656
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.4%
         6,150,000                       B+/B1   Viasystems, Inc., 7.875%,
                                                 5/1/19 (144A)                              $       6,549,750
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.2%
EURO     1,800,000                      B+/Ba2   Belden, Inc., 5.5%, 4/15/23 (144A)         $       2,564,378
                                                                                            -----------------
                                                 Total Technology Hardware
                                                 & Equipment                                $      16,047,784
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.3%
                                                 Semiconductors -- 0.3%
         5,070,000                        B/B2   Advanced Micro Devices, Inc.,
                                                 6.75%, 3/1/19 (144A)                       $       5,260,125
CNY     14,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%,
                                                 2/28/14 (d)                                          334,733
                                                                                            -----------------
                                                                                            $       5,594,858
                                                                                            -----------------
                                                 Total Semiconductors
                                                 & Semiconductor Equipment                  $       5,594,858
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 6.1%
                                                 Integrated Telecommunication
                                                 Services -- 3.9%
         4,790,000                        B/B3   Cincinnati Bell, Inc.,
                                                 8.375%, 10/15/20                           $       5,269,000
         8,378,000                   CCC+/Caa1   Cincinnati Bell, Inc., 8.75%, 3/15/18              8,796,900
COP  1,626,000,000                      NR/Ba1   Empresa de Telecomunicaciones
                                                 de Bogota, 7.0%, 1/17/23 (144A)                      778,058
         5,200,000                     BB-/Ba2   Frontier Communications Corp.,
                                                 7.125%, 1/15/23                                    5,369,000
         2,940,000                     BB-/Ba2   Frontier Communications Corp.,
                                                 8.5%, 4/15/20                                      3,423,262
        10,345,000                     BB-/Ba2   Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                    11,793,300
           500,000                       B+/B3   GCI, Inc., 6.75%, 6/1/21                             505,625
EURO     1,600,000                       B+/B1   Telenet Finance V Luxembourg SCA,
                                                 6.25%, 8/15/22 (144A)                              2,410,630
         1,760,000                        B/B1   Windstream Corp., 6.375%, 8/1/23                   1,711,600
         6,285,000                        B/B1   Windstream Corp., 7.5%, 6/1/22                     6,709,238
         2,300,000                        B/B1   Windstream Corp., 7.75%, 10/1/21                   2,489,750

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 41

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Telecommunication
                                                 Services -- (continued)
         6,765,000                        B/B1   Windstream Corp., 7.75%, 10/15/20          $       7,306,200
         5,700,000                        B/B1   Windstream Corp., 8.125%, 9/1/18                   6,027,750
                                                                                            -----------------
                                                                                            $      62,590,313
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 2.2%
         2,800,000                      BB-/B1   Altice Financing SA, 6.5%,
                                                 1/15/22 (144A)                             $       2,933,000
           600,000                       B-/B3   Altice Finco SA, 8.125%,
                                                 1/15/24 (144A)                                       648,000
         3,600,000                     NR/Caa1   Digicel Group, Ltd., 8.25%,
                                                 9/30/20 (144A)                                     3,834,000
         2,300,000                       NR/NR   Richland Towers Funding LLC,
                                                 7.87%, 3/15/16 (144A)                              2,423,641
         2,880,000                      BB/Ba3   T-Mobile USA, Inc., 6.542%, 4/28/20                3,096,000
         1,940,000                      BB/Ba3   T-Mobile USA, Inc., 6.633%, 4/28/21                2,095,200
         1,300,000                      BB/Ba3   T-Mobile USA, Inc., 6.731%, 4/28/22                1,402,375
         2,750,000                       NR/NR   Unison Ground Lease Funding LLC,
                                                 5.78%, 3/15/20 (144A)                              2,644,309
         7,800,000                      BB/Ba3   Vimpel Communications Via VIP
                                                 Finance Ireland, Ltd. OJSC, 7.748%,
                                                 2/2/21 (144A)                                      7,819,500
         4,875,000                      BB/Ba3   VimpelCom Holdings BV, 7.5043%,
                                                 3/1/22 (144A)                                      4,777,500
RUB    130,000,000                      BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                                 2/13/18 (144A)                                     3,413,572
                                                                                            -----------------
                                                                                            $      35,087,097
                                                                                            -----------------
                                                 Total Telecommunication Services           $      97,677,410
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 3.0%
                                                 Electric Utilities -- 1.0%
         5,681,000                      CCC/NR   Cia de Transporte de Energia Electrica
                                                 en Alta Tension Transener SA, 9.75%,
                                                 8/15/21 (144A)                             $       3,848,878
         7,150,000          5.25       BBB+/A3   Electricite de France SA, Floating
                                                 Rate Note (Perpetual) (144A)                       7,296,575
           811,000                     NR/Caa3   Empresa Distribuidora Y
                                                 Comercializadora Norte, 9.75%,
                                                 10/25/22 (144A)                                      608,250
         2,995,000          8.75       BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                                 9/24/73 (144A)                                     3,451,738
            84,335                       B-/B1   FPL Energy National Wind Portfolio
                                                 LLC, 6.125%, 3/25/19 (144A)                           82,728
           311,438                      B-/Ba2   FPL Energy Wind Funding LLC,
                                                 6.876%, 6/27/17 (144A)                               304,431
                                                                                            -----------------
                                                                                            $      15,592,600
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Gas Utilities -- 0.7%
         2,437,000                       B-/B2   Star Gas Partners LP, 8.875%, 12/1/17      $       2,583,220
         8,117,602                   CCC+/Caa1   Transportadora de Gas del Sur SA,
                                                 9.625%, 5/14/20                                    8,168,337
                                                                                            -----------------
                                                                                            $      10,751,557
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 0.6%
         5,525,000                     NR/Caa2   DTEK Finance Plc, 7.875%,
                                                 4/4/18 (144A)                              $       4,494,422
         5,804,389                       NR/NR   Ormat Funding Corp.,
                                                 8.25%, 12/30/20                                    5,804,389
                                                                                            -----------------
                                                                                            $      10,298,811
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- 0.7%
         1,350,000                     BB-/Ba3   AES Corp. Virginia, 5.5%, 3/15/24          $       1,350,000
           940,000                     NR/Baa3   Instituto Costarricense de Electricidad,
                                                 6.95%, 11/10/21 (144A)                               984,650
         1,500,000                       B+/B1   InterGen NV, 7.0%, 6/30/23 (144A)                  1,575,000
           133,950                       NR/NR   Juniper Generation LLC, 6.79%,
                                                 12/31/14 (144A)                                      130,977
         7,100,000                      BB-/B1   NRG Energy, Inc., 6.25%,
                                                 5/1/24 (144A)                                      7,126,625
           357,000                     BB+/Ba1   NSG Holdings LLC, 7.75%,
                                                 12/15/25 (144A)                                      381,990
                                                                                            -----------------
                                                                                            $      11,549,242
                                                                                            -----------------
                                                 Total Utilities                            $      48,192,210
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $1,201,405,695)                      $   1,181,768,211
-------------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT
                                                 BONDS -- 5.7%
         5,250,000                     BBB-/NR   Brazil Minas SPE via State of Minas
                                                 Gerais, 5.333%, 2/15/28 (144A)             $       5,151,562
BRL      2,950,000                   BBB-/Baa2   Brazilian Government International
                                                 Bond, 10.25%, 1/10/28                              1,408,130
         7,300,000                   CCC+/Caa2   City of Buenos Aires Argentina,
                                                 12.5%, 4/6/15 (144A)                               7,511,700
COP  6,986,000,000                    BBB/Baa3   Colombia Government International
                                                 Bond, 12.0%, 10/22/15                              3,972,415
GHS      5,400,000                       NR/NR   Ghana Government Bond,
                                                 19.24%, 5/30/16                                    1,741,765
GHS      3,660,000                       NR/NR   Ghana Government Bond,
                                                 21.0%, 10/26/15                                    1,231,790
GHS      2,000,000                       NR/NR   Ghana Government Bond,
                                                 26.0%, 6/5/17                                        720,527
IDR 53,000,000,000                     NR/Baa3   Indonesia Treasury Bond,
                                                 7.0%, 5/15/22                                      4,309,129

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 43

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Foreign Government
                                                 Bonds -- (continued)
IDR 81,459,000,000                     NR/Baa3   Indonesia Treasury Bond,
                                                 8.25%, 6/15/32                             $       6,841,386
IDR 11,650,000,000                      NR/Aaa   Inter-American Development Bank,
                                                 4.5%, 2/4/16                                         965,343
BRL     11,200,000                     AAA/Aaa   International Finance Corp.,
                                                 5.0%, 12/21/15                                     4,627,784
INR    241,840,000                      NR/Aaa   International Finance Corp.,
                                                 7.75%, 12/3/16                                     4,068,774
MXN      4,800,000                        A/A3   Mexican Bonos, 7.5%, 6/3/27                          398,168
MXN    226,573,600                        A/A3   Mexican Udibonos, 2.0%, 6/9/22                    16,837,228
MXN     10,556,270                        A/A3   Mexican Udibonos, 3.5%, 12/14/17                     867,921
NGN    760,000,000                      B+/Ba3   Nigeria Government Bond,
                                                 16.0%, 6/29/19                                     5,239,340
         3,388,320                     CCC+/NR   Province of Salta Argentina, 9.5%,
                                                 3/16/22 (144A)                                     3,367,990
         3,025,000                   CCC+/Caa2   Provincia de Buenos Aires Argentina,
                                                 10.875%, 1/26/21 (144A)                            2,760,312
         2,125,000                   CCC+/Caa2   Provincia de Buenos Aires Argentina,
                                                 11.75%, 10/5/15 (144A)                             2,071,875
         2,210,000                     CCC+/NR   Provincia de Neuquen Argentina,
                                                 7.875%, 4/26/21 (144A)                             2,174,088
         2,335,000                        B/B1   Republic of Ghana, 7.875%,
                                                 8/7/23 (144A)                                      2,159,875
RON     24,770,000                       NR/NR   Romania Government Bond,
                                                 5.85%, 4/26/23                                     8,138,980
         2,000,000                        B/NR   Rwanda International Government
                                                 Bond, 6.625%, 5/2/23 (144A)                        2,000,000
           575,000                    CCC/Caa3   Ukraine Government International
                                                 Bond, 6.75%, 11/14/17 (144A)                         484,438
         3,500,000                    CCC/Caa3   Ukraine Government International
                                                 Bond, 7.8%, 11/28/22 (144A)                        2,935,625
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN
                                                 GOVERNMENT BONDS
                                                 (Cost $103,130,961)                        $      91,986,145
-------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 0.1%
                                                 Municipal General -- 0.1%
         8,875,000          0.00         NR/NR   Non-Profit Preferred Funding Trust I,
                                                 Floating Rate Note, 9/15/37
                                                 (144A)                                     $       1,978,770
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $8,858,916)                          $       1,978,770
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE
                                                 LOAN INTERESTS -- 5.2%**
                                                 ENERGY -- 0.3%
                                                 Oil & Gas Equipment
                                                 & Services -- 0.1%
         1,375,000          0.00         B-/B2   FTS International, Inc., Term Loan
                                                 (First Lien), 4/1/21                       $       1,382,950
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.2%
         4,700,000          0.00         NR/NR   Bumi Resources Tbk PT, Term
                                                 Loan, 8/15/14                              $       4,611,875
           792,928          6.43         NR/NR   Long Haul Holdings, Ltd., Facility B
                                                 Loan, 11/17/13 (d)                                   317,171
                                                                                            -----------------
                                                                                            $       4,929,046
                                                                                            -----------------
                                                 Total Energy                               $       6,311,996
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.7%
                                                 Aerospace & Defense -- 0.6%
         3,777,207          4.23          B/B2   DAE Aviation Holdings, Inc., Term
                                                 Loan, 11/2/18                              $       3,833,865
         1,487,052          3.49       B-/Caa1   Hunter Defense Technologies, Inc.,
                                                 Term Loan, 8/22/14                                 1,412,699
         2,860,573          6.43         BB/B1   Hunter Defense Technologies, Inc.,
                                                 Term Loan, 8/22/14                                 2,631,727
         1,712,338          5.00          B/NR   Standard Aero, Ltd., Term
                                                 Loan, 11/2/18                                      1,738,559
                                                                                            -----------------
                                                                                            $       9,616,850
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.1%
         1,418,897          4.50         B+/B2   Pro Mach, Inc., Term Loan, 7/6/17          $       1,418,897
                                                                                            -----------------
                                                 Total Capital Goods                        $      11,035,747
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES
                                                 & SUPPLIES -- 0.2%
                                                 Diversified Support Services -- 0.0%+
         1,926,073         10.00         NR/NR   IAP Worldwide Services, Inc.,
                                                 12/31/15 (d)                               $         603,502
-------------------------------------------------------------------------------------------------------------
                                                 Security & Alarm Services -- 0.2%
         2,268,862          4.25         B/Ba3   Monitronics International, Inc.,
                                                 Term B Loan, 3/23/18                       $       2,273,826
                                                                                            -----------------
                                                 Total Commercial Services
                                                 & Supplies                                 $       2,877,328
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Air Freight & Logistics -- 0.1%
         1,002,425          6.75         B-/B2   Ozburn-Hessey Holding Co LLC,
                                                 Term Loan, 5/23/19                         $       1,005,558
                                                                                            -----------------
                                                 Total Transportation                       $       1,005,558
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 45

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.2%
                                                 Auto Parts & Equipment -- 0.2%
             3,206          3.75        B+/Ba3   Allison Transmission, Inc., Term
                                                 Loan, 8/23/19                              $           3,201
         3,119,676          5.50         NR/NR   TI Group Automotive Systems LLC,
                                                 Additional Term Loan, 3/27/19                      3,138,200
                                                                                            -----------------
                                                                                            $       3,141,401
                                                                                            -----------------
                                                 Total Automobiles & Components             $       3,141,401
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.8%
                                                 Advertising -- 0.1%
         2,192,990          6.75          B/NR   Affinion Group, Inc., Term
                                                 Loan, 10/9/16                              $       2,201,214
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.7%
GBP      5,600,000          4.50       BB-/Ba3   Virgin Media Investment Holdings,
                                                 Ltd., Term Loan, 6/8/20                    $       9,504,004
         1,353,325          4.75         B/Ba3   WideOpenWest Finance LLC, Term
                                                 Loan, 4/1/19                                       1,357,765
                                                                                            -----------------
                                                                                            $      10,861,769
                                                                                            -----------------
                                                 Total Media                                $      13,062,983
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.7%
                                                 Distributors -- 0.3%
         4,820,000          0.00         NR/NR   Industrial Packaging Group, Term
                                                 Loan, 3/10/15                              $       4,820,000
-------------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 0.4%
         6,061,875          5.75         B+/B2   CWGS Group LLC, Term Loan, 2/20/20         $       6,107,339
                                                                                            -----------------
                                                 Total Retailing                            $      10,927,339
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.1%
                                                 Food Distributors -- 0.1%
         1,037,625          5.75          B/B1   AdvancePierre Foods, Inc., Term
                                                 Loan, 7/10/17                              $       1,039,895
                                                                                            -----------------
                                                 Total Food & Staples Retailing             $       1,039,895
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT
                                                 & SERVICES -- 0.9%
                                                 Health Care Services -- 0.8%
         1,042,127          4.25         B+/B1   Alliance HealthCare Services, Inc.,
                                                 Term Loan, 6/3/19                          $       1,042,941
         1,392,375          6.75         B+/B1   Ardent Medical Services, Inc., 1st
                                                 Lien Term Loan, 5/2/18                             1,378,451
           417,670          6.50         NR/B1   BioScrip, Inc., Term Loan, 7/31/20                   420,628
           696,116          6.50        BB-/B1   BioScrip, Inc., Term Loan, 7/31/20                   700,467
         1,032,125          6.50         B+/B2   Gentiva Health Services, Inc., Term
                                                 Loan, 10/10/19                                     1,022,772
         1,115,878          7.50         B-/B2   inVentiv Health, Inc., Term
                                                 Loan, 8/4/16                                       1,120,063

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- (continued)
         2,550,000          4.75          B/B1   National Mentor Holdings, Inc., Term
                                                 Loan, 1/31/21                              $       2,557,969
         1,492,500          5.75          B/B2   National Surgical Hospitals, Inc., Term
                                                 Loan, 8/1/19                                       1,500,895
         1,881,600          6.00          B/B1   Surgery Center Holdings, Inc., Term
                                                 Loan, 4/11/19                                      1,891,008
         1,427,063          7.25         NR/NR   Virtual Radiologic Corp., Term
                                                 Loan, 12/22/16                                       884,779
                                                                                            -----------------
                                                                                            $      12,519,973
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.1%
         1,097,346          9.75         B+/B2   MMM Holdings, Inc., Term
                                                 Loan, 10/9/17                              $       1,105,576
           797,807          9.75         B+/B2   MSO of Puerto Rico, Inc., Term
                                                 Loan, 12/12/17                                       802,793
                                                                                            -----------------
                                                                                            $       1,908,369
                                                                                            -----------------
                                                 Total Health Care Equipment
                                                 & Services                                 $      14,428,342
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.0%+
                                                 Pharmaceuticals -- 0.0%+
           980,094          5.00          B/NR   Generic Drug Holdings, Inc., 8/16/20       $         982,135
                                                                                            -----------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences              $         982,135
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.1%
                                                 Multi-line Insurance -- 0.1%
         1,858,822          4.25          B/B1   Alliant Holdings I, Inc., Term
                                                 Loan, 12/20/19                             $       1,860,541
                                                                                            -----------------
                                                 Total Insurance                            $       1,860,541
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.0%
                                                 Application Software -- 1.0%
        12,718,699          8.50         B-/B1   Expert Global Solutions, Inc., Term
                                                 Loan, 4/3/18                               $      12,162,256
         3,500,000          9.75     CCC+/Caa1   Vertafore, Inc., Term Loan, 10/29/17               3,562,346
                                                                                            -----------------
                                                                                            $      15,724,602
                                                                                            -----------------
                                                 Total Software & Services                  $      15,724,602
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE
                                                 & EQUIPMENT -- 0.1%
                                                 Electronic Components -- 0.1%
         2,177,194          5.00          B/B2   Scitor Corp., Term Loan, 2/15/17           $       2,143,628
                                                                                            -----------------
                                                 Total Technology Hardware
                                                 & Equipment                                $       2,143,628
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 47

--------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE
                                                 LOAN INTERESTS
                                                 (Cost $85,829,754)                         $      84,541,495
--------------------------------------------------------------------------------------------------------------
                                                 Purchased Put Option -- 0.0%+
         4,923,450                               Put USD/Call TRY @ 2.154, 12/1/15          $          86,706
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL PURCHASED PUT OPTION
                                                 (Cost $81,114)                             $          86,706
--------------------------------------------------------------------------------------------------------------
                                                 RIGHTS / WARRANTS -- 0.0%+
                                                 ENERGY -- 0.0%+
                                                 Oil & Gas Equipment
                                                 & Services -- 0.0%+
             2,275                               Green Field Energy Services, Inc.,
                                                 11/15/21 (144A)                            $           2,298
                                                                                            ------------------
                                                 Total Energy                               $           2,298
--------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES
                                                 & COMPONENTS -- 0.0%+
                                                 Auto Parts & Equipment -- 0.0%+
               990                               Lear Corp., 11/9/14                        $         163,385
                                                                                            ------------------
                                                 Total Automobiles & Components             $         163,385
--------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE
                                                 & TOBACCO -- 0.0%+
                                                 Distillers & Vintners -- 0.0%+
         5,578,091                               Belvedere SA, 12/23/16                     $         270,827
                                                                                            ------------------
                                                 Total Food, Beverage & Tobacco             $         270,827
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL RIGHTS / WARRANTS
                                                 (Cost $447,730)                            $         436,510
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT
                                                 IN SECURITIES -- 96.7%
                                                 (Cost $1,584,435,638) (a) (f)              $   1,551,970,041
--------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS &
                                                 LIABILITIES -- 3.3%                        $      53,680,749
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                 $   1,605,650,790
==============================================================================================================
                                                 Written Call Option
        (4,923,449)                              Call USD/Put TRY @ 2.95, 12/1/15           $         (29,681)
--------------------------------------------------------------------------------------------------------------
                                                 TOTAL WRITTEN CALL OPTION
                                                 (Cost $(81,114))                           $         (29,681)
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

REIT        Real Estate Investment Trust.

(G.D.R.)    Global Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

PIK         Represents a pay in kind security.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $870,331,784 or 54.2% of total net assets.

(a) At April 30, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $1,596,775,070 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                             $  76,299,575

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                              (121,104,604)
                                                                                     --------------
            Net unrealized depreciation                                              $ (44,805,029)
                                                                                     ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services broker-dealers). See Notes To Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 49

(f) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                46.8%
            Cayman Islands                                                7.1
            Luxembourg                                                    7.0
            Argentina                                                     4.2
            Mexico                                                        4.0
            United Kingdom                                                3.9
            Bermuda                                                       2.7
            Canada                                                        2.6
            Ireland                                                       2.6
            Netherlands                                                   2.5
            Peru                                                          1.8
            Austria                                                       1.2
            Indonesia                                                     1.2
            Brazil                                                        1.0
            Singapore                                                     1.0
            Australia                                                     1.0
            Other (individually less than 1%)                             9.4
                                                                        -----
                                                                        100.0%
                                                                        =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            BRL         Brazilian Real
            CAD         Canadian Dollar
            CNY         New Chinese Yuan
            COP         Columbian Peso
            EURO        Euro
            GBP         British Pound Sterling
            GHS         Ghanaian Cedi
            IDR         Indonesian Rupiah
            INR         Indian Rupee
            MXN         Mexican Peso
            NGN         Nigerian Naira
            NOK         Norwegian Krone
            RON         Romanian Leu
            RUB         Russian Ruble
            TRY         Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $262,555,997 and $289,709,113, respectively.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services broker-dealers) as Level 3.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------------
                                        Level 1         Level 2             Level 3       Total
----------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds             $         --    $    87,707,849     $        --   $    87,707,849
Preferred Stocks                                  --                 --              --                --
  Transportation
  Air Freight & Logistics                                     4,336,635                         4,336,635
Consumer Services
  Hotels, Resorts & Cruise Lines                              1,422,700                         1,422,700
Diversified Financials
  Consumer Finance                                            3,085,662                         3,085,662
Insurance
  Reinsurance                                                                17,099,105        17,099,105
  All Other Preferred Stocks              22,717,215                 --              --        22,717,215
Convertible Preferred Stocks                 531,546                 --              --           531,546
Common Stock
Materials
  Diversified Metals & Mining                     --                 --         396,958           396,958
Capital Goods
  Building Products                               --                 --         700,002           700,002
Transportation
  Air Freight & Logistics                         --          2,003,317              --         2,003,317
Consumer Services
  Hotels, Resorts & Cruise Lines                  --             49,569              --            49,569
  Education Services                              --            419,935              --           419,935
Real Estate
  Real Estate Development                         --            725,468              --           725,468
All Other Common Stock                     4,955,266                 --              --         4,955,266
Asset Backed Securities                           --         25,999,810              --        25,999,810
Collateralized Mortgage Obligations               --         19,021,167              --        19,021,167
Corporate Bonds
  Insurance
  Reinsurance                                     --                 --       6,425,037         6,425,037
  All Other Corporate Bonds                       --      1,175,343,174              --     1,175,343,174
Foreign Government Bonds                          --         91,986,145              --        91,986,145

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 51

----------------------------------------------------------------------------------------------------------
                                        Level 1         Level 2             Level 3       Total
----------------------------------------------------------------------------------------------------------
Municipal Bonds                         $         --    $     1,978,770     $        --   $     1,978,770
Senior Floating Rate
  Loan Interests                                  --         84,541,495              --        84,541,495
Purchased Options                                 --             86,706              --            86,706
Rights / Warrants
  Energy
  Oil & Gas Equipment & Services                  --              2,298              --             2,298
All Other Rights/Warrants                    434,212                 --              --           434,212
----------------------------------------------------------------------------------------------------------
Total                                   $ 28,638,239    $ 1,498,710,700     $24,621,102   $ 1,551,970,041
==========================================================================================================
Other Financial Instruments
Written Options                         $         --    $       (29,681)    $        --   $       (29,681)
Unrealized depreciation
  on forward foreign
  currency contracts                    $         --    $       (43,497)    $        --   $       (43,497)
----------------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                           $         --    $       (73,178)    $        --   $       (73,178)
==========================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                   Common         Preferred     Corporate     Municipal
                                   Stocks         Stocks        Bonds         Bonds         Total
----------------------------------------------------------------------------------------------------------
Balance as of 10/31/13             $  1,442,957   $12,168,900   $ 6,589,185   $ 2,662,500   $  22,863,542
Realized gain (loss)                         --            --        17,332            --          17,332
Change in unrealized
  appreciation
  (depreciation)(1)                    (345,997)      808,969         1,188      (683,730)       (219,570)
Purchases                                    --     7,106,000     5,350,000            --      12,456,000
Sales                                        --    (2,984,764)   (5,532,668)           --      (8,517,432)
Transfers in to Level 3*                     --            --            --            --              --
Transfers out of Level 3*                    --            --            --    (1,978,770)     (1,978,770)
----------------------------------------------------------------------------------------------------------
Balance as of 4/30/14              $  1,096,960   $17,099,105   $ 6,425,037   $        --   $  24,621,102
----------------------------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2014, one security valued at $1,978,770 transferred from Level 3 to Level 2.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 4/30/14                                                          $(219,570)
                                                                                ---------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Statement of Assets and Liabilities | 4/30/14 (Consolidated) (unaudited)

ASSETS:
  Investment in securities (cost $1,584,435,638)                         $1,551,970,041
  Cash                                                                        5,138,829
  Foreign currencies, at value (cost $16,067,713)                            15,974,107
  Receivables --
     Investment securities sold                                              18,984,137
     Fund shares sold                                                         2,967,959
     Dividends                                                                   82,404
     Interest                                                                29,095,418
  Other assets                                                                   81,288
----------------------------------------------------------------------------------------
        Total assets                                                     $1,624,294,183
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $    9,971,419
     Fund shares repurchased                                                  6,744,923
     Dividends                                                                1,212,560
  Written options (premiums paid $81,114)                                        29,681
  Unrealized depreciation on forward foreign currency contracts                  43,497
  Due to affiliates                                                             505,347
  Trustee Fees                                                                    4,604
  Accrued expenses                                                              131,362
----------------------------------------------------------------------------------------
        Total liabilities                                                $   18,643,393
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $1,945,789,077
  Distributions in excess of net investment income                           (8,990,281)
  Accumulated net realized loss on investments, written options
     and foreign currency transactions                                     (298,657,465)
  Net unrealized depreciation on investments                                (32,465,597)
  Net unrealized appreciation on written options                                 51,433
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             (76,377)
----------------------------------------------------------------------------------------
        Total net assets                                                 $1,605,650,790
----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $483,888,028/47,720,384 shares)                      $        10.14
  Class B (based on $21,860,602/2,153,643 shares)                        $        10.15
  Class C (based on $387,136,958/38,286,636 shares)                      $        10.11
  Class Y (based on $704,994,740/70,731,840 shares)                      $         9.97
  Class Z (based on $7,770,462/744,867 shares)                           $        10.43
MAXIMUM OFFERING PRICE:
  Class A ($10.14 / 95.5%)                                               $        10.62
========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 53

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $50,573)       $  65,331,084
  Dividends (net of foreign taxes withheld of $1,010)             978,332
------------------------------------------------------------------------------------------
        Total investment income                                             $  66,309,416
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   5,343,929
  Transfer agent fees
     Class A                                                      126,971
     Class B                                                       10,128
     Class C                                                       47,524
     Class Y                                                       14,401
     Class Z                                                        1,520
  Distribution fees
     Class A                                                      621,353
     Class B                                                      116,677
     Class C                                                    1,968,966
  Shareholder communication expense                               993,873
  Administrative reimbursements                                   282,698
  Custodian fees                                                  113,247
  Registration fees                                                46,472
  Professional fees                                               123,497
  Printing expense                                                 14,657
  Fees and expenses of nonaffiliated Trustees                      34,776
  Miscellaneous                                                    59,718
------------------------------------------------------------------------------------------
     Total expenses                                                         $   9,920,407
------------------------------------------------------------------------------------------
        Net investment income                                               $  56,389,009
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (26,465,850)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (1,633,909)  $ (28,099,759)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  30,207,235
     Written options                                               51,433
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         529,397   $  30,788,065
------------------------------------------------------------------------------------------
  Net gain on investments                                                   $   2,688,306
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $  59,077,315
==========================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/14          Year Ended
                                                           (Consolidated)   10/31/13
                                                           (unaudited)      (Consolidated)
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   56,389,009   $  137,829,746
Net realized gain (loss) on investments and foreign
  currency transactions                                       (28,099,759)     (29,404,113)
Change in net unrealized appreciation (depreciation)
  on investments, written options and foreign
  currency transactions                                        30,788,065       23,577,860
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $   59,077,315   $  132,003,493
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.35 and $0.69 per share, respectively)     $  (17,625,897)  $  (39,075,003)
     Class B ($0.31 and $0.60 per share, respectively)           (727,683)      (1,895,090)
     Class C ($0.32 and $0.62 per share, respectively)        (12,581,458)     (27,819,963)
     Class Y ($0.36 and $0.71 per share, respectively)        (27,742,033)     (64,287,065)
     Class Z ($0.37 and $0.73 per share, respectively)           (293,156)        (668,755)
-------------------------------------------------------------------------------------------
        Total distributions to shareowners                 $  (58,970,227)  $ (133,745,876)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  173,903,126   $  569,358,307
Reinvestment of distributions                                  50,765,942      114,528,755
Cost of shares repurchased                                   (386,960,897)    (980,777,449)
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                            $ (162,291,829)  $ (296,890,387)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $ (162,184,741)  $ (298,632,770)
NET ASSETS:
Beginning of period                                         1,767,835,531    2,066,468,301
-------------------------------------------------------------------------------------------
End of period                                              $1,605,650,790   $1,767,835,531
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income           $   (8,990,281)  $   (6,409,063)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 55

---------------------------------------------------------------------------------------
                           '14 Shares    '14 Amount
                           (unaudited)   (unaudited)      '13 Shares    '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                  4,334,937   $  43,535,865     14,731,425   $  150,646,557
Reinvestment of
   distributions             1,568,814      15,772,151      3,367,873       34,353,691
Less shares repurchased    (10,677,901)   (107,289,776)   (25,080,406)    (255,425,099)
---------------------------------------------------------------------------------------
      Net decrease          (4,774,150)  $ (47,981,760)    (6,981,108)  $  (70,424,851)
=======================================================================================
Class B
Shares sold or exchanged        10,836   $     109,389         43,774   $      446,051
Reinvestment of
   distributions                60,269         606,357        153,039        1,563,046
Less shares repurchased       (466,691)     (4,694,500)    (1,491,388)     (15,249,577)
---------------------------------------------------------------------------------------
      Net decrease            (395,586)  $  (3,978,754)    (1,294,575)  $  (13,240,480)
=======================================================================================
Class C
Shares sold                  1,201,271   $  12,047,521      5,699,265   $   58,272,555
Reinvestment of
   distributions               974,991       9,772,826      2,061,215       20,951,660
Less shares repurchased     (5,555,237)    (55,673,651)   (12,516,330)    (127,057,433)
---------------------------------------------------------------------------------------
      Net decrease          (3,378,975)  $ (33,853,304)    (4,755,850)  $  (47,833,218)
=======================================================================================
Class Y
Shares sold                 11,907,304   $ 117,612,889     35,418,684   $  356,406,434
Reinvestment of
   distributions             2,465,369      24,361,946      5,684,565       57,034,416
Less shares repurchased    (22,025,656)   (217,653,351)   (57,693,557)    (577,335,870)
---------------------------------------------------------------------------------------
      Net decrease          (7,652,983)  $ (75,678,516)   (16,590,308)  $ (163,895,020)
=======================================================================================
Class Z
Shares sold                     57,806   $     597,462        341,466   $    3,586,710
Reinvestment of
   distributions                24,442         252,662         59,605          625,942
Less shares repurchased       (159,721)     (1,649,619)      (544,482)      (5,709,470)
---------------------------------------------------------------------------------------
      Net increase
           (decrease)          (77,473)  $    (799,495)      (143,411)  $   (1,496,818)
=======================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended
                                                 4/30/14        Year Ended     Year Ended     Year Ended
                                                 (Consolidated) 10/31/13       10/31/12       10/31/11       Year Ended  Year Ended
                                                 (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10    10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $  10.13       $   10.13      $   9.83       $  10.53       $     9.39  $     7.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                         $   0.33       $    0.71      $   0.76       $   0.77       $     0.80  $     0.90
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                   0.03           (0.02)         0.35          (0.70)            1.11        1.98
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                    $   0.36       $    0.69      $   1.11       $   0.07       $     1.91  $     2.88
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                         $  (0.35)      $   (0.69)     $  (0.81)      $  (0.77)      $    (0.77) $    (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $   0.01       $      --      $   0.30       $  (0.70)      $     1.14  $     1.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  10.14       $   10.13      $  10.13       $   9.83       $    10.53  $     9.39
====================================================================================================================================
Total return*                                        3.67%           6.96%        11.89%          0.49%           21.16%      43.56%
Ratio of net expenses to average net assets          1.13%**         1.10%         1.10%          1.09%            1.10%       1.10%
Ratio of net investment income to average net
   assets                                            6.80%**         6.97%         7.74%          7.37%            8.08%      11.68%
Portfolio turnover rate                                33%**           33%           33%            52%              49%         33%
Net assets, end of period (in thousands)         $483,888       $ 531,829      $602,568       $648,746       $1,117,231  $1,018,040
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses                                    1.13%**         1.10%         1.10%          1.09%            1.15%       1.32%
   Net investment income                             6.80%**         6.97%         7.74%          7.37%            8.02%      11.46%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 57

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended
                                                   4/30/14        Year Ended     Year Ended     Year Ended
                                                   (Consolidated) 10/31/13       10/31/12       10/31/11       Year Ended Year Ended
                                                   (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period               $ 10.14        $  10.14       $  9.83        $ 10.53        $  9.37    $  7.54
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                           $  0.29        $   0.60       $  0.68        $  0.68        $  0.70    $  0.81
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions    0.03            0.00(a)       0.36          (0.69)          1.15       2.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $  0.32        $   0.60       $  1.04        $ (0.01)       $  1.85    $  2.82
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $ (0.31)       $  (0.60)      $ (0.73)       $ (0.69)       $ (0.69)   $ (0.99)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  0.01        $     --       $  0.31        $ (0.70)       $  1.16    $  1.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 10.15        $  10.14       $ 10.14        $  9.83        $ 10.53    $  9.37
====================================================================================================================================
Total return*                                         3.22%           6.18%        11.10%         (0.32)%        20.40%     42.42%
Ratio of net expenses to average net assets           1.96%**         1.94%         1.91%          1.90%          1.92%      2.00%
Ratio of net investment income to average net
   assets                                             5.98%**         6.13%         6.94%          6.59%          7.27%     10.88%
Portfolio turnover rate                                 33%**           33%           33%            52%            49%        33%
Net assets, end of period (in thousands)           $21,861        $ 25,847       $38,965        $50,509        $80,100    $96,411
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                     1.96%**         1.94%         1.91%          1.90%          1.92%      2.08%
   Net investment income                              5.98%**         6.13%         6.94%          6.56%          7.27%     10.80%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended
                                                   4/30/14        Year Ended     Year Ended     Year Ended
                                                   (Consolidated) 10/31/13       10/31/12       10/31/11       Year Ended Year Ended
                                                   (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period               $  10.10       $   10.10      $   9.80       $  10.49       $   9.34   $   7.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                           $   0.30       $    0.63      $   0.69       $   0.70       $   0.73   $   0.82
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions     0.03           (0.01)         0.35          (0.69)          1.11       1.99
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $   0.33       $    0.62      $   1.04       $   0.01       $   1.84   $   2.81
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $  (0.32)      $   (0.62)     $  (0.74)      $  (0.70)      $  (0.69)  $  (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $   0.01       $      --      $   0.30       $  (0.69)      $   1.15   $   1.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.11       $   10.10      $  10.10       $   9.80       $  10.49   $   9.34
====================================================================================================================================
Total return*                                          3.31%           6.23%        11.17%         (0.13)%        20.43%     42.56%
Ratio of net expenses to average net assets            1.84%**         1.81%         1.78%          1.78%          1.82%      1.98%
Ratio of net investment income to average net
   assets                                              6.09%**         6.26%         7.08%          6.72%          7.37%     10.78%
Portfolio turnover rate                                  33%**           33%           33%            52%            49%        33%
Net assets, end of period (in thousands)           $387,137       $ 420,932      $468,920       $460,476       $524,448   $461,644
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                      1.84%**         1.81%         1.78%          1.78%          1.82%      1.98%
   Net investment income                               6.09%**         6.26%         7.08%          6.72%          7.37%     10.78%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 59

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended
                                                   4/30/14        Year Ended     Year Ended     Year Ended
                                                   (Consolidated) 10/31/13       10/31/12       10/31/11       Year Ended Year Ended
                                                   (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period               $   9.96       $    9.96      $   9.66       $    10.35     $   9.25   $   7.46
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                           $   0.34       $    0.72      $   0.76       $     0.81     $   0.86   $   0.94
   Net realized and unrealized gain (loss) on
      investments
      and foreign currency transactions                0.03           (0.01)         0.37            (0.70)        1.03       1.91
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $   0.37       $    0.71      $   1.13       $     0.11     $   1.89   $   2.85
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $  (0.36)      $   (0.71)     $  (0.83)      $    (0.80)    $  (0.79)  $  (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $   0.01       $      --      $   0.30       $    (0.69)    $   1.10   $   1.79
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   9.97       $    9.96      $   9.96       $     9.66     $  10.35   $   9.25
====================================================================================================================================
Total return*                                          3.82%           7.27%        12.35%            0.85%       21.35%     43.78%
Ratio of net expenses to average net assets            0.85%**         0.82%         0.80%            0.74%        0.73%      0.78%
Ratio of net investment income to average net
   assets                                              7.07%**         7.24%         8.03%            7.72%        8.42%     11.43%
Portfolio turnover rate                                  33%**           33%           33%              52%          49%        33%
Net assets, end of period (in thousands)           $704,995       $ 780,656      $945,946       $1,364,543     $958,596   $215,614
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                      0.85%**         0.82%         0.80%            0.74%        0.73%      0.79%
   Net investment income                               7.07%**         7.24%         8.03%            7.72%        8.42%     11.43%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended
                                                   4/30/14        Year Ended     Year Ended     Year Ended
                                                   (Consolidated) 10/31/13       10/31/12       10/31/11       Year Ended Year Ended
                                                   (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period               $ 10.42        $ 10.43        $ 10.11        $ 10.86        $  9.67    $  7.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                           $  0.36        $  0.75        $  0.82        $  0.85        $  0.87    $  1.00
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions    0.02          (0.03)          0.36          (0.77)          1.13       1.98
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $  0.38        $  0.72        $  1.18        $  0.08        $  2.00    $  2.98
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $ (0.37)       $ (0.73)       $ (0.86)       $ (0.83)       $ (0.81)   $ (1.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  0.01        $ (0.01)       $  0.32        $ (0.75)       $  1.19    $  1.88
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 10.43        $ 10.42        $ 10.43        $ 10.11        $ 10.86    $  9.67
====================================================================================================================================
Total return*                                         3.77%          7.11%         12.30%          0.53%         21.58%     43.69%
Ratio of net expenses to average net assets           0.90%**        0.89%          0.88%          0.76%          0.90%      0.90%
Ratio of net investment income to average net
   assets                                             7.03%**        7.18%          7.99%          7.67%          8.26%     11.46%
Portfolio turnover rate                                 33%**          33%            33%            52%            49%        33%
Net assets, end of period (in thousands)           $ 7,770        $ 8,570        $10,069        $ 7,580        $ 7,416    $ 4,283
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                     0.90%**        0.89%          0.88%          0.76%          0.91%      1.23%
   Net investment income                              7.03%**        7.17%          7.99%          7.67%          8.25%     11.13%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 61

Notes to Financial Statements | 4/30/14 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 63 team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair value valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2014, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services broker-dealers) representing 0.1% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 65

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $133,745,876
    ----------------------------------------------------------------------------
         Total                                                      $133,745,876
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                               $    4,281,580
    Capital loss carryforward                                     (270,530,204)
    Current year dividend payable                                   (1,370,221)
    Unrealized depreciation                                        (72,626,530)
    ----------------------------------------------------------------------------
         Total                                                  $ (340,245,375)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $26,791 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management. Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.  Purchased Options

    The Fund may purchase call and put options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 67

    Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2014 was $33,289. Purchased put option contracts outstanding at period end are listed at the Fund's Schedule of Investments.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

    The average value of contracts open during the six months ended April 30, 2014 was $45,575. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held one written call option contract that was open at April 30, 2014. If the put options were exercised at April 30, 2014, the maximum amount the Fund would have been required to pay was $81,114.
    Transactions in written call options for the six months ended April 30, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                          Number of Contracts   Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                    --         $      --
    Options opened                                 (4,923,449)          (81,114)
    Options exercised                                      --                --
    Options closed                                         --                --
    Options expired                                        --                --
    ----------------------------------------------------------------------------
         Options open at end of period             (4,923,449)        $ (81,114)
    ============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations were in effect through March 1, 2013.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 69

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $75,100 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $283,551
Class B                                                                   17,446
Class C                                                                  195,541
Class Y                                                                  491,700
Class Z                                                                    5,635
--------------------------------------------------------------------------------
  Total                                                                 $996,873
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $401,299 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2014.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of Blaze Holding GHYDF, Inc. (the "Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2014, the Subsidiary represented approximately $396,958 or approximately 0.02% of the net assets of the Fund.

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution

70 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,948 in distribution fees payable to PFD at April 30, 2014.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six month ended April 30, 2014, CDSCs in the amount of $17,192 were paid to PFD.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six month ended April 30, 2014, the Fund had no borrowings under the credit facility.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 71

7. Bridge Loan Commitments

As of April 30, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of April 30, 2014:

--------------------------------------------------------------------------------
                                                                    Net
                                                                    Unrealized
Loan                             Shares     Cost        Value       Appreciation
--------------------------------------------------------------------------------
Hearthside Food Solutions
  LLC, Bridge Loan               2,315,000  $2,315,000  $2,315,000  $  --
--------------------------------------------------------------------------------
  Total                                                             $  --
================================================================================

8. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

9. Forward Foreign Currency Contracts

At April 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2014 was $24,964,074.

Open forward foreign currency contracts at April 30, 2014 were as follows:

------------------------------------------------------------------------------------------
                                                                            Net
                       Net              In                                  Unrealized
                       Contracts        Exchange    Settlement              Appreciation
Currency               to Deliver       For         Date        Value       (Depreciation)
------------------------------------------------------------------------------------------
EURO (European Euro)          440,000   $  610,368   5/2/14     $  610,226  $    (142)
PHP (Philippine Peso)     307,400,000    6,863,139  5/13/14      6,895,166     32,027
RUB (Russian Ruble)        78,000,000    2,207,255  5/13/14      2,183,260    (23,995)
EURO (European Euro)       (5,000,000)   5,000,000  5/19/14      5,035,608     35,608
GBP (British
   Pound Sterling)        (11,368,000)  19,194,564  5/19/14     18,897,685   (296,879)
JPY (Japanese Yen)     (1,191,551,081)  11,668,833  5/19/14     11,686,605     17,772
BRL (Brazilian Real)        4,000,000    1,664,655   6/6/14      1,772,906    108,251
NOK (Norwegian Krone)     100,000,000   16,698,749   6/6/14     16,805,400    106,651
EURO (European Euro)       (2,725,000)   3,779,745  6/11/14      3,747,994    (31,751)
EURO (European Euro)       (7,000,000)   9,709,438  6/11/14      9,673,684    (35,754)
EURO (European Euro)       (1,831,569)   2,540,500  6/11/14      2,539,320     (1,180)
EURO (European Euro)      (17,000,000)  17,000,000  6/11/14     17,054,270     54,270
TRY (Turkish Lira)         (5,802,689)   2,694,290  7/14/14      2,685,915     (8,375)
------------------------------------------------------------------------------------------
  Total                                                                     $ (43,497)
==========================================================================================

72 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

10. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

------------------------------------------------------------------------------------------
Assets:
                              Gross
                              Amounts      Net             Gross Amounts Not Offset
                              Offset       Amounts of        in the Statement of
                              in the       Assets           Assets and Liabilities
                  Gross       Statement    Presented In   -------------------------
                  Amounts of  of Assets    the Statement               Cash
                  Recognized  and          of Assets and  Financial    Collateral  Net
Description       Assets      Liabilities  Liabilities    Instruments  Received    Amount
------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $388,606    $ (388,606)  $          --  $        --  $      --   $   --
Written options     51,433       (51,433)             --           --         --       --
------------------------------------------------------------------------------------------
                  $440,039    $ (440,039)  $          --  $        --  $      --   $   --
==========================================================================================

----------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets           Assets and Liabilities
                  Gross        Statement    Presented In   -------------------------
                  Amounts of   of Assets    the Statement               Cash
                  Recognized   and          of Assets and  Financial    Collateral  Net
Description       Liabilities  Liabilities  Liabilities    Instruments  Pledged     Amount
----------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $ 432,103    $ (388,606)  $      43,497  $        --  $      --   $  43,497
Written options      81,114       (51,433)         29,681           --         --      29,681
----------------------------------------------------------------------------------------------
                  $ 513,217    $ (440,039)  $      73,178  $        --  $      --   $  73,178
==============================================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 73

11. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2014 were as follows:

--------------------------------------------------------------------------------------
Derivatives Not
Accounted for as          Asset Derivatives 2014        Liabilities Derivatives 2014
Hedging Instruments       ------------------------------------------------------------
Under Accounting          Statement of Assets           Statement of Assets
Standards Codification    and Liabilities               and Liabilities
(ASC) 815                 Location           Value      Location           Value
--------------------------------------------------------------------------------------
Forward Foreign Currency  Net unrealized                Net unrealized
 Contracts                appreciation on               depreciation on
                          forward foreign               forward foreign
                          currency contracts $     --   currency contracts $43,497
Written options           Net unrealized                Net unrealized
                          appreciation on               depreciation on
                          written option     $ 51,433   written option     $    --
--------------------------------------------------------------------------------------
 Total                                       $ 51,433                      $43,497
--------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                               Realized         Appreciation
Hedging Instruments      Location of Gain                      Gain or (Loss)   (Depreciation)
Under Accounting         or (Loss) on                          on Derivatives   on Derivatives
Standards Codification   Derivatives Recognized                Recognized       Recognized
(ASC) 815                in Income                             in Income        in Income
-----------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward
 Currency Contracts      foreign currency contracts and
                         other assets and liabilities
                         denominated in foreign currencies     $ (1,633,909)
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         contracts and other assets and
                         liabilities denominated in
                         foreign currencies                                     $   529,397
Written options          Net realized gain (loss) on
                         written options                       $         --
Written options          Change in unrealized appreciation
                         (depreciation) on written options                      $    51,433

74 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

12. Subsequent Events

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 75

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

76 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the ten year period ended June 30, 2013, in the second quintile of its Morningstar category for the one year period ended June 30, 2013, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2013, and in the fifth quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 77

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Strategic Insight peer group and in the fourth quintile relative to its Morningstar peer group, in each case for the comparable period, and that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Strategic Insight peer group and in the third quintile relative to its Morningstar peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class A shares was approximately eleven basis points higher than the median expense ratio of its Strategic Insight peer group and approximately six basis points higher than the median expense ratio of its Morningstar peer group, and that the expense ratio of the Fund's Class Y shares was approximately ten basis points higher than the median expense ratio of its Strategic Insight peer group and approximately three basis points higher than the median expense ratio of its Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs

78 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 79

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

80 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                     Vice President Margaret
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

                           This page for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Semiannual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19382-08-0614


               Pioneer Global Multisector
               Income Fund

               (Formerly Pioneer Global Aggregate Bond Fund.)*

--------------------------------------------------------------------------------
               Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

               Ticker Symbols:

               Class A        PGABX
               Class C        PGCBX
               Class Y        PGYBX

               * Effective August 1, 2013, Pioneer Global Aggregate Bond Fund was renamed Pioneer Global Multisector Income Fund.

               [LOGO] PIONEER
                      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          40

Notes to Financial Statements                                                 47

Approval of Investment Advisory Agreement                                     61

Trustees, Officers and Service Providers                                      65

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

The U.S. economy continued to grow at a moderate pace over the six-month period ended April 30, 2014, while the European economy emerged from recession and many emerging markets rallied after being hit hard by earlier worries about rising interest rates and a shortage of capital. Some emerging markets, however, remained vulnerable to slowing growth trends in China. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period. Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, and Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, a senior vice president and portfolio manager at Pioneer+.

Q    How did the Fund perform during the six-month period ended April 30, 2014?

A The Fund's Class A shares returned 1.89% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned 2.10%. During the same period, the average return of the 227 mutual funds in Lipper's Global Income Funds category was 2.57%, and the average return of the 398 mutual funds in Morningstar's World Bond Funds category was 2.53%.

Q How would you describe the investment environment for global bonds during the six-month period ended April 30, 2014?

A The six-month period produced positive performance by many fixed-income markets, highlighted by stabilization of markets in the U.S., a bounce-back in performance from emerging markets securities, and surprising strength in Europe. Rising geopolitical tensions also affected the markets, with worries about Syria dominating concerns early in the period, and political and military tensions between the Ukraine and Russia capturing headlines towards the end of the six months.

+ Effective August 1, 2013, Pioneer Global Aggregate Bond Fund was renamed Pioneer Global Multi-sector Income Fund. In addition, effective August 1, 2013, the Fund changed its investment objective and certain investment policies and strategies, and Kenneth Taubes, Andrew Feltus, and Paresh Upadhyaya joined Charles Melchreit as portfolio managers of the Fund. Please see the prospectus for more information.

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

     In the United States, the economy continued to grow at modest rates, supporting the performance of credit-linked debt in particular, including high-yield and investment-grade corporate bonds. U.S. Treasury interest rates stabilized over the six months following a period of high volatility during which market rates fluctuated sharply in reaction to the expectation that the Federal Reserve ("Fed") would start withdrawing some of its monetary stimulus from the economy by beginning to taper its quantitative easing (QE) bond-buying program.

     Emerging markets in general performed well during the six-month period after being hit hard in the spring and early summer of 2013, when investors withdrew money because of worries that higher interest rates in the United States would lead to reductions in the flow of capital to developing nations. That development had led to sharp declines in asset prices and currency values, especially in those economies with the largest current account deficits, such as Turkey, South Africa, Brazil, India and Indonesia. In the aftermath, even as Treasury rates in the United States stabilized, many major emerging nations, including Indonesia, India and Brazil, adjusted their fiscal and monetary policies, resulting in impressive recoveries in their markets. Investors grew more confident that economic fundamentals in the emerging markets had improved and that current account deficits could be financed. Meanwhile, new geopolitical tensions arose, highlighted by the emergence of nationalist, anti-Russian protests in the Ukraine that led the country's pro-Russian President to flee the country. In response, Russia took control of the strategically important Crimean region, which was part of the Ukraine.

     Elsewhere, economic growth in China continued to slow as the country's leadership tightened monetary policy and began the process of moving the nation to a more consumer-oriented economy. The move resulted in sharp reductions in credit growth, which in turn reduced demand for materials such as copper, iron and coal.

     The European economy emerged from recession during the six-month period. The peripheral southern European nations performed particularly well as the euro currency gained in relative value amid renewed investor buying of peripheral market bonds.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 5

     Finally, progress in Japan slowed as investors awaited evidence that the Japanese government would follow through on expectations of major structural economic reforms.

Q How did the Fund's positioning influence performance relative to the Barclays Index during the six-month period ended April 30, 2014?

A The Fund slightly underperformed the Barclays Index during the period. The portfolio's overall currency positioning detracted from the Fund's relative performance, mainly due to underweighted exposures to the euro and the British pound, which rallied as the European economy emerged from recession, and to bonds issued by peripheral European nations such as Greece and Portugal, which attracted more demand during the period. The portfolio's overweighted position in the Russian ruble also held back the Fund's performance.

     The Fund's overall duration positioning held back benchmark-relative results during the period, primarily because of the portfolio's short-duration stance in Europe, where interest rates declined, and because of longer-duration positioning in Russia and the Philippines, where interest rates backed up. (Duration is intended to be a measure of a portfolio's price sensitivity to changes in interest rates.) On the positive side, the portfolio's shorter-duration position in the United States helped performance as interest rates rose, and longer-duration stances in both Mexico and Norway also helped performance as interest rates in both countries declined.

     Good sector allocation and security selection decisions aided the Fund's performance during the period. Sector allocations were particularly beneficial for relative performance, especially the portfolio's emphasis on the credit sectors, where the Fund experienced solid performance from investments in corporate bonds, with issues in the financials and industrials sectors outperforming. Good security selection within the Fund's corporate bond allocation also added to performance. In addition, overweights to commercial mortgages and asset-backed securities and a de-emphasizing of government agency debt boosted the Fund's results, as did modest portfolio exposure to municipal bonds.

     Further supporting the Fund's performance during the period were the portfolio's underweighted positions in the currencies of Canada, the Czech Republic and Chile, and overweighted positions in the currencies of Poland

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 and Romania. The Fund's overall currency positioning during the period was based on our confidence in the U.S. dollar, which we thought would strengthen because of our more positive growth outlook for the U.S. economy (a strengthening economy would likely drive interest rates higher)--especially compared with the outlooks (both for growth and interest rates) for other major economies. At the end of the period, we remained bullish about the prospects for the U.S. dollar.

     At the end of the period, on April 30, 2014, U.S. corporate debt, both investment-grade (18% of net assets) and high-yield (7% of net assets), represented the Fund's largest sector allocation, followed by emerging markets bonds, which accounted for nearly 20% of net assets. International investment-grade bonds were another large allocation as of period end, representing nearly 18% of the Fund's net assets.

Q Did you use any derivative investments when managing the Fund during the six-month period ended April 30, 2014?

A Yes, the Fund used some currency forward contracts to hedge the risks in the portfolio arising from volatility in the relative values of different currencies. The use of these contracts had a modestly positive influence on the Fund's results during the six-month period.

Q    What is your investment outlook?

A We retain a positive view on the economic growth outlook in general and especially for the United States, where we think the economy should continue to expand at a moderate pace and inflationary pressures should remain somewhat muted. The Fed is likely to wind down its QE program by the end of this calendar year; however, the European Central Bank and the Bank of Japan seem more likely to move to ease their region's monetary policies further and to push interest rates lower.

     Going forward, we believe the U.S. economy is likely to generate a growth rate that is above long-term averages, and that other developed markets also should see their economies strengthen. Economies in the emerging markets also should improve, but growth rates are more likely to be lower than potential gross domestic product. China's economy, in particular, may continue to slow, which will have effects on some other emerging markets that are dependent on exports of materials to China. In addition, geopolitical risks remain, and it always is possible that new or heightened tensions could arise in areas that had been considered quiet.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 7

     The overall positive outlook for global economic growth should continue to support healthy corporate earnings, and we remain positive about the prospects for the performance of credit-sensitive securities, especially corporate bonds. In addition, we think the U.S. dollar is likely to be supported by relatively stronger macroeconomic fundamentals and the Fed's reduced monetary accommodation.

Please refer to the Schedule of Investments on pages 17-39 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 9

Portfolio Summary | 4/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       27.3%
Foreign Government Bonds                                                   24.6%
Collateralized Mortgage Obligations                                        12.8%
International Corporate Bonds                                              11.9%
U.S. Government Securities                                                 11.1%
Asset Backed Securities                                                     3.7%
U.S. Preferred Stocks                                                       2.7%
Municipal Bonds                                                             2.5%
Convertible Corporate Bonds                                                 1.7%
Convertible Preferred Stocks                                                0.7%
Senior Secured Loans                                                        0.7%
International Preferred Stocks                                              0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Freddie Mac Gold Pool, 4.0%, 7/15/43                                  2.41%
--------------------------------------------------------------------------------
 2.  Mexican Udibonos, 3.5%, 12/14/17                                      1.76
--------------------------------------------------------------------------------
 3.  Poland Government Bond, 5.25%, 10/25/17                               1.63
--------------------------------------------------------------------------------
 4.  Poland Government Bond, 5.5%, 4/25/15                                 1.57
--------------------------------------------------------------------------------
 5.  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                        1.35
--------------------------------------------------------------------------------
 6.  Norway Government Bond, 2.0%, 5/24/23                                 1.32
--------------------------------------------------------------------------------
 7.  Norway Government Bond, 4.5%, 5/22/19                                 1.29
--------------------------------------------------------------------------------
 8.  Mexican Udibonos, 2.0%, 6/9/22                                        1.20
--------------------------------------------------------------------------------
 9.  Fannie Mae, 3.5%, 5/12/14                                             1.17
--------------------------------------------------------------------------------
10.  Romania Government Bond, 5.85%, 4/26/23                               1.17
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        4/30/14                       10/31/13
--------------------------------------------------------------------------------
           A                           $10.94                        $10.98
--------------------------------------------------------------------------------
           C                           $10.98                        $11.01
--------------------------------------------------------------------------------
           Y                           $11.04                        $11.07
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.1810                 $--              $0.0621
--------------------------------------------------------------------------------
           C             $0.1326                 $--              $0.0621
--------------------------------------------------------------------------------
           Y             $0.1962                 $--              $0.0621
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 11

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                               Barclays
                           Net              Public             Global
                           Asset            Offering           Aggregate
                           Value            Price              Bond
Period                     (NAV)            (POP)              Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  5.11%            4.35%              4.57%
5 Years                     6.41             5.45               5.15
1 Year                     -0.89            -5.35               1.62
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           2.05%            1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global              Barclays Global
                               Multisector Income Fund     Aggregate Bond Index
12/31/2007                     $  9,550                    $ 10,000
4/30/2008                      $  9,982                    $ 10,460
4/30/2009                      $  9,646                    $ 10,229
4/30/2010                      $ 11,020                    $ 11,176
4/30/2011                      $ 12,140                    $ 12,345
4/30/2012                      $ 12,509                    $ 12,752
4/30/2013                      $ 13,281                    $ 12,937
4/30/2014                      $ 13,162                    $ 13,147

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------

                                                               Barclays
                                                               Global
                                                               Aggregate
                           If               If                 Bond
Period                     Held             Redeemed           Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  4.25%            4.25%             4.57%
5 Years                     5.58             5.58              5.15
1 Year                     -1.60            -1.60              1.62
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           2.75%            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global              Barclays Global
                               Multisector Income Fund     Aggregate Bond Index
12/31/2007                     $ 10,000                    $ 10,000
4/30/2008                      $ 10,429                    $ 10,460
4/30/2009                      $  9,976                    $ 10,229
4/30/2010                      $ 11,309                    $ 11,176
4/30/2011                      $ 12,370                    $ 12,345
4/30/2012                      $ 12,640                    $ 12,752
4/30/2013                      $ 13,301                    $ 12,937
4/30/2014                      $ 13,088                    $ 13,147

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 13

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                               Barclays
                                                               Global
                                                               Aggregate
                           If               If                 Bond
Period                     Held             Redeemed           Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  5.35%            5.35%             4.57%
5 Years                     6.71             6.71              5.15
1 Year                     -0.53            -0.53              1.62
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           1.57%            0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Global              Barclays Global
                               Multisector Income Fund     Aggregate Bond Index
12/31/2007                     $ 5,000,000                 $ 5,000,000
4/30/2008                      $ 5,227,750                 $ 5,229,772
4/30/2009                      $ 5,054,129                 $ 5,114,537
4/30/2010                      $ 5,790,645                 $ 5,588,203
4/30/2011                      $ 6,382,956                 $ 6,172,351
4/30/2012                      $ 6,610,228                 $ 6,375,830
4/30/2013                      $ 7,031,849                 $ 6,468,690
4/30/2014                      $ 6,994,963                 $ 6,573,437

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from November 1, 2013 through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                                      A           C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/13           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/14                                   $1,018.90    $1,015.30    $1,021.10
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.01    $    9.49    $    3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013 through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/13           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/14                                   $1,019.84    $1,015.37    $1,021.08
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.01    $    9.49    $    3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Schedule of Investments | 4/30/14 (unaudited)

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE CORPORATE
                                                  BONDS -- 1.7%
                                                  CAPITAL GOODS -- 0.2%
                                                  Electrical Components &
                                                  Equipment -- 0.2%
              56,000                       B/B3   General Cable Corp., 4.5%,
                                                  11/15/29 (Step)                            $       56,070
                                                                                             --------------
                                                  Total Capital Goods                        $       56,070
-----------------------------------------------------------------------------------------------------------
                                                  CONSUMER DURABLES &
                                                  APPAREL -- 0.2%
                                                  Homebuilding -- 0.2%
              50,000                       B/B2   KB Home, Inc., 1.375%, 2/1/19              $       49,250
                                                                                             --------------
                                                  Total Consumer Durables & Apparel          $       49,250
-----------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT &
                                                  SERVICES -- 0.4%
                                                  Health Care Equipment -- 0.4%
              75,000                      B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)       $       84,422
                                                                                             --------------
                                                  Total Health Care Equipment
                                                  & Services                                 $       84,422
-----------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS &
                                                  SEMICONDUCTOR EQUIPMENT -- 0.9%
                                                  Semiconductor Equipment -- 0.4%
              75,000                   BBB/Baa1   Lam Research Corp., 1.25%, 5/15/18         $       95,672
-----------------------------------------------------------------------------------------------------------
                                                  Semiconductors -- 0.5%
              85,000                      A-/NR   Intel Corp., 2.95%, 12/15/35               $      100,938
                                                                                             --------------
                                                  Total Semiconductors &
                                                  Semiconductor Equipment                    $      196,610
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE
                                                  CORPORATE BONDS
                                                  (Cost $342,689)                            $      386,352
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------

                                                  PREFERRED STOCKS -- 2.9%
                                                  BANKS -- 0.7%
                                                  Diversified Banks -- 0.5%
               4,350         6.00       A-/Baa1   US Bancorp, Floating Rate Note (Perpetual) $      120,495
-----------------------------------------------------------------------------------------------------------
                                                  Regional Banks -- 0.2%
                 500         6.25         A-/NR   CoBank ACB, Floating Rate Note
                                                  (Perpetual) (144A)                         $       51,359
                                                                                             --------------
                                                  Total Banks                                $      171,854
-----------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 1.4%
                                                  Other Diversified Financial
                                                  Services -- 1.3%
               6,527         7.88       BB+/Ba2   Citigroup Capital XIII, Floating Rate
                                                  Note, 10/30/40                             $      177,926

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 17

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                                                  Other Diversified Financial
                                                  Services -- (continued)
               3,000         7.12        BB+/B1   Citigroup, Inc., Floating Rate
                                                  Note (Perpetual)                           $       81,450
                 850         8.12          B/B3   GMAC Capital Trust I, Floating Rate
                                                  Note, 2/15/40                                      23,366
                                                                                             --------------
                                                                                             $      282,742
-----------------------------------------------------------------------------------------------------------
                                                  Asset Management & Custody
                                                  Banks -- 0.1%
               1,000         5.90     BBB+/Baa2   State Street Corp., Floating Rate
                                                  Note, 12/31/73                             $       25,960
                                                                                             --------------
                                                  Total Diversified Financials               $      308,702
-----------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 0.8%
                                                  Property & Casualty Insurance -- 0.2%
               2,225         5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                                  Note, 1/15/53                              $       55,892
-----------------------------------------------------------------------------------------------------------
                                                  Reinsurance -- 0.6%
              16,836         0.00         NR/NR   Altair Re, Floating Rate Note, 4/30/16
                                                  (Cat Bond)                                 $       20,304
              50,000         0.00         NR/NR   Altair Re, Floating Rate Note, 6/30/16
                                                  (Cat Bond)                                         51,165
              50,000                      NR/NR   Pangaea Re, 10/1/15 (Cat Bond) (c)                 55,620
                                                                                             --------------
                                                                                             $      127,089
                                                                                             --------------
                                                  Total Insurance                            $      182,981
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS
                                                  (Cost $617,772)                            $      663,537
-----------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE PREFERRED
                                                  STOCK -- 0.7%
                                                  BANKS -- 0.7%
                                                  Diversified Banks -- 0.7%
                 130                  BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)        $      155,283
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE
                                                  PREFERRED STOCK
                                                  (Cost $136,282)                            $      155,283
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings
-----------------------------------------------------------------------------------------------------------
                                                  ASSET BACKED SECURITIES -- 3.6%
                                                  FOOD & STAPLES RETAILING -- 0.3%
                                                  Food Retail -- 0.3%
              49,250                    BBB-/NR   CKE Restaurant Holdings, Inc., 4.474%,
                                                  3/20/43 (144A)                             $       50,056
                                                                                             --------------
                                                  Total Food & Staples Retailing             $       50,056
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  BANKS -- 2.5%
                                                  Thrifts & Mortgage Finance -- 2.5%
               7,836                      NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28         $        7,927
              77,488                     NR/Ba3   Bear Stearns Asset Backed Securities
                                                  Trust, 8.41%, 10/25/29 (Step)                      78,485
              44,804                      BB/B2   Citicorp Residential Mortgage Trust
                                                  Series 2006-1, 5.836%, 7/25/36 (Step)              44,637
              42,144                      B-/B1   Citicorp Residential Mortgage Trust Series
                                                  2006-3, 5.703%, 11/25/36 (Step)                    42,040
               6,420         0.52        AA+/A1   Countrywide Asset-Backed Certificates,
                                                  Floating Rate Note, 1/25/36                         6,310
              17,404         4.46       BB+/Ba1   Countrywide Asset-Backed Certificates,
                                                  Floating Rate Note, 10/25/35                       17,443
              24,280         5.07       BB+/Ba2   Countrywide Asset-Backed Certificates,
                                                  Floating Rate Note, 2/25/36                        24,768
              25,000                       A/NR   First Investors Auto Owner Trust 2013-1,
                                                  2.02%, 1/15/19 (144A)                              25,020
              25,930         0.55       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                                  Note, 9/25/35                                      25,401
              11,805                    NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                                  5.32%, 6/25/35 (Step)                              11,556
              50,000         5.50      BBB/Baa1   Mastr Specialized Loan Trust, Floating
                                                  Rate Note, 11/25/34 (144A)                         48,493
               9,559         0.85       AAA/Aaa   New Century Home Equity Loan Trust
                                                  2005-1, Floating Rate Note, 3/25/35                 9,345
              13,412         5.91         AA/A3   Origen Manufactured Housing Contract
                                                  Trust 2004-A, Floating Rate Note, 1/15/35          14,228
              44,479                     AAA/NR   SNAAC Auto Receivables Trust, 3.11%,
                                                  6/15/17 (144A)                                     44,702
             100,000                       A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                                  9/15/21 (144A)                                    100,610
               6,226                    A+/Baa2   Structured Asset Securities Corp., 4.77%,
                                                  10/25/34 (Step)                                     6,479
              60,929                      AA/A2   Terwin Mortgage Trust Series TMTS
                                                  2005-16HE, 4.6175%, 9/25/36 (Step)                 63,588
                                                                                             --------------
                                                                                             $      571,032
                                                                                             --------------
                                                  Total Banks                                $      571,032
-----------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.8%
                                                  Other Diversified Financial
                                                  Services -- 0.2%
              50,000                      A/Aa3   Capital Auto Receivables Asset Trust/Ally,
                                                  1.74%, 10/22/18                            $       50,061
-----------------------------------------------------------------------------------------------------------
                                                  Specialized Finance -- 0.5%
              96,625                  BBB+/Baa1   Domino's Pizza Master Issuer LLC, 5.216%,
                                                  1/25/42 (144A)                             $      103,829
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 19

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Consumer Finance -- 0.1%
              30,000                     AA/Aaa   Santander Drive Auto Receivables Trust
                                                  2012-1, 3.78%, 11/15/17                    $       30,899
                                                                                             --------------
                                                  Total Diversified Financials               $      184,789
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL ASSET BACKED SECURITIES
                                                  (Cost $787,160)                            $      805,877
-----------------------------------------------------------------------------------------------------------
                                                  COLLATERALIZED MORTGAGE
                                                  OBLIGATIONS -- 12.3%
                                                  BANKS -- 9.4%
                                                  Thrifts & Mortgage Finance -- 9.4%
               8,676         0.60        CCC/NR   Alternative Loan Trust 2003-14T1, Floating
                                                  Rate Note, 8/25/18                         $        8,243
               5,644                     CCC/B2   Alternative Loan Trust 2004-28CB, 5.5%,
                                                  1/25/35                                             5,847
              14,514                    BB+/Ba2   Alternative Loan Trust 2004-4CB, 4.25%,
                                                  4/25/34                                            14,846
              10,767         0.60         NR/A3   Bank of America Alternative Loan Trust
                                                  2003-10, Floating Rate Note, 12/25/33              10,783
              19,890                    A+/Baa2   Bank of America Alternative Loan Trust
                                                  2003-2, 5.75%, 4/25/33                             20,627
              53,221                    NR/Baa2   Bank of America Alternative Loan Trust
                                                  2003-7, 5.5%, 9/25/33                              55,425
              19,479                      NR/B1   Bank of America Alternative Loan Trust
                                                  2004-10, 5.5%, 11/25/19                            19,692
              14,773                     NR/Ba2   Bank of America Alternative Loan Trust
                                                  2004-2, 6.0%, 3/25/34                              15,285
              14,308                     NR/Ba3   Bank of America Alternative Loan Trust
                                                  2004-6, 5.0%, 7/25/19                              14,554
              31,700                     CCC/NR   Bank of America Funding 2005-8 Trust,
                                                  5.5%, 1/25/36                                      31,521
              10,270         2.70        AA+/NR   Bank of America Mortgage 2004-E Trust,
                                                  Floating Rate Note, 6/25/34                        10,324
               6,355         5.12       BBB+/NR   Bank of America Mortgage 2005-H Trust,
                                                  Floating Rate Note, 9/25/35                         6,336
              15,403                      A+/NR   Bank of America Mortgage Trust 2004-11,
                                                  5.75%, 1/25/35                                     16,232
              12,887                      A+/NR   Bank of America Mortgage Trust 2004-9,
                                                  5.5%, 11/25/34                                     13,626
              79,786                    NR/Caa2   Bayview Commercial Asset Trust, 3.855%,
                                                  9/25/37 (Step) (144A) (d)                           5,553
             124,606                    NR/Caa2   Bayview Commercial Asset Trust, 4.13574%,
                                                  7/25/37 (Step) (144A) (d)                            735
               9,621         2.63        A+/Ba1   CHL Mortgage Pass-Through Trust 2003-56,
                                                  Floating Rate Note, 12/25/33                        9,630
               3,247                      NR/B1   Citicorp Mortgage Securities Trust Series
                                                  2006-1, 5.0%, 2/25/36                               3,423

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage
                                                  Finance -- (continued)
              26,686         0.32        AA/Aaa   Citigroup Commercial Mortgage Trust
                                                  2007-FL3, Floating Rate Note,
                                                  4/15/22 (144A)                             $       26,470
              25,483                    NR/Baa1   Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                                  8/25/34                                            27,406
             100,000         4.65        AA-/A3   City Center Trust 2011-CCHP, Floating
                                                  Rate Note, 7/15/28 (144A)                         100,028
             100,000                     NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                                  4.063%, 12/10/44                                  104,053
              50,000                    AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                                  2.941%, 1/10/46                                    48,485
              38,402                    NR/Baa1   Credit Suisse Commercial Mortgage Trust
                                                  Series 2007-C1, 5.361%, 2/15/40                    41,001
               3,160         1.50        AA+/A3   Credit Suisse First Boston Mortgage
                                                  Securities Corp., Floating Rate Note,
                                                  12/25/33                                            3,161
             100,000         5.58        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust,
                                                  Floating Rate Note, 8/10/44 (144A)                111,890
              50,000                     NR/Aaa   GS Mortgage Securities Corp. II,
                                                  3.377%, 5/10/45                                    50,842
              25,000                     AA-/NR   GS Mortgage Securities Corp. II,
                                                  3.682%, 2/10/46 (144A)                             24,768
              50,000                     NR/Aaa   GS Mortgage Securities Corp. II,
                                                  5.56%, 11/10/39                                    54,438
             100,000         1.90         NR/A3   GS Mortgage Securities Corp. II, Floating
                                                  Rate Note, 11/8/29 (144A)                         101,169
              67,596         2.30         A+/NR   GSR Mortgage Loan Trust 2003-9, Floating
                                                  Rate Note, 8/25/33                                 67,720
             100,000         2.52          A/A2   JPMorgan Chase Commercial Mortgage
                                                  Securities Corp., Floating Rate Note,
                                                  10/15/25 (144A)                                   100,276
              41,833         0.51        NR/Ba1   JPMorgan Chase Commercial Mortgage
                                                  Securities Trust 2006-FL2, Floating Rate
                                                  Note, 11/15/18 (144A)                              40,369
              35,000                     NR/Aaa   JPMorgan Chase Commercial Mortgage
                                                  Securities Trust 2011-C5, 4.1712%,
                                                  8/15/46                                            37,571
              13,229         2.49      AA+/Baa1   JPMorgan Mortgage Trust 2004-A1,
                                                  Floating Rate Note, 2/25/34                        13,569
             117,981         2.59         A+/NR   JPMorgan Mortgage Trust 2004-A2,
                                                  Floating Rate Note, 5/25/34                       118,570
              18,327                    B+/Baa3   JPMorgan Mortgage Trust 2004-S1,
                                                  5.0%, 9/25/34                                      19,112
              16,109                     B-/Ba2   JPMorgan Mortgage Trust 2004-S1,
                                                  6.0%, 9/25/34                                      16,966
               5,765                     BB+/NR   MASTR Alternative Loan Trust 2004-10,
                                                  5.5%, 10/25/19                                      5,910

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 21

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage
                                                  Finance -- (continued)
                 688                     AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                                  4.5%, 1/25/15                              $          687
              40,702                      B-/NR   MASTR Alternative Loan Trust 2004-6,
                                                  6.0%, 7/25/34                                      42,343
              15,139                      A+/NR   MASTR Alternative Loan Trust 2005-1,
                                                  5.5%, 2/25/35                                      15,375
              46,806         6.63         A-/NR   MASTR Seasoned Securitization Trust
                                                  2005-1, Floating Rate Note, 9/25/32                48,957
              16,930         0.61       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                                  Series MLCC 2004-A, Floating Rate
                                                  Note, 4/25/29                                      16,101
              75,000         5.48        NR/Ba2   ML-CFC Commercial Mortgage Trust
                                                  2006-3, Floating Rate Note, 7/12/46                76,758
GBP           66,836         0.92        AA+/NR   Paragon Secured Finance Plc, Floating
                                                  Rate Note, 11/15/35                               111,220
              41,713                   BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                                  1/25/32                                            42,511
              15,682         0.70       NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                                  Rate Note, 10/25/17                                14,955
              20,088                  BBB+/Baa2   RALI Series 2004-QS1 Trust, 4.25%,
                                                  1/25/34                                            20,211
               4,096         0.70     BBB+/Baa2   RALI Series 2004-QS1 Trust, Floating
                                                  Rate Note, 1/25/34                                  4,090
              26,506                      NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                                  9/25/19                                            27,149
               7,620                      NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                                  12/25/34                                            7,765
              23,757         1.55        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                                  9/10/35 (144A)                                     20,681
               6,806                      B-/NR   Residential Asset Securitization Trust
                                                  2004-A10, 5.5%, 2/25/35                             6,938
              21,263                       B/NR   Residential Asset Securitization Trust
                                                  2004-A9, 5.75%, 12/25/34                           22,024
              15,296                     CCC/NR   Residential Asset Securitization Trust
                                                  2005-A9, 5.5%, 7/25/35                             15,209
              33,996                     CCC/NR   RFMSI Series 2005-S6 Trust, 5.25%,
                                                  8/25/35                                            34,330
EURO          24,987         0.75        AAA/A1   RHG Mortgage Securities Pty, Ltd.,
                                                  Floating Rate Note, 7/21/35                        34,575
AUD           19,989         3.47        AAA/A1   RHG Mortgage Securities Pty, Ltd.,
                                                  Floating Rate Note, 7/21/35                        18,422
              23,350         0.37      BBB+/Ba1   Sequoia Mortgage Trust 2005-2,
                                                  Floating Rate Note, 3/20/35                        20,637
              37,610         2.67       A+/Baa3   Structured Asset Securities Corp.
                                                  Mortgage Certificates Series 2003-31A,
                                                  Floating Rate Note, 10/25/33                       37,890

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage
                                                  Finance -- (continued)
              50,000                    AAA/Aa1   TimberStar Trust 1, 5.668%,
                                                  10/15/36 (144A)                            $       54,164
              53,875         2.40       BBB+/NR   WaMu Mortgage Pass-Through Certificates,
                                                  Floating Rate Note, 1/25/35                        54,160
              20,078         5.24         BB/B3   Wells Fargo Mortgage Backed Securities
                                                  2005-AR13 Trust, Floating Rate Note,
                                                  5/25/35                                            20,533
               6,690                   AA+/Baa1   Wells Fargo Mortgage Backed Securities
                                                  2006-16 Trust, 5.0%, 11/25/36                       6,954
                                                                                             --------------
                                                                                             $    2,151,095
                                                                                             --------------
                                                  Total Banks                                $    2,151,095
-----------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.6%
                                                  Specialized Finance -- 0.6%
EURO         100,000         1.58       AAA/Aaa   Permanent Master Issuer Plc, Floating
                                                  Rate Note, 7/15/42                         $      140,064
                                                                                             --------------
                                                  Total Diversified Financials               $      140,064
-----------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION SERVICES -- 0.2%
                                                  Wireless Telecommunication
                                                  Services -- 0.2%
              30,000                      NR/A2   Crown Castle Towers LLC, 4.883%,
                                                  8/15/20 (144A)                             $       33,264
                                                                                             --------------
                                                  Total Telecommunication Services           $       33,264
-----------------------------------------------------------------------------------------------------------
                                                  GOVERNMENT -- 2.1%
               6,550                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  REMICS, 5.0%, 6/15/34                      $        6,634
             100,000         4.30       NR/Baa2   Federal Home Loan Mortgage Corp.,
                                                  Floating Rate Note, 9/25/44 (144A)                101,404
              18,906                    AA+/Aaa   Federal National Mortgage Association
                                                  REMICS, 4.5%, 6/25/29                              20,469
              18,347                    AA+/Aaa   Federal National Mortgage Association
                                                  REMICS, 6.0%, 3/25/35                              18,812
              45,000         5.36       AA+/Aaa   FREMF Mortgage Trust 2010-K9 REMICS,
                                                  Floating Rate Note, 9/25/45 (144A)                 49,456
              25,000         4.50         NR/A3   FREMF Mortgage Trust 2011-K12,
                                                  Floating Rate Note, 1/25/46 (144A)                 26,215
              25,000         4.94         NR/A3   FREMF Mortgage Trust 2011-K702,
                                                  Floating Rate Note, 4/25/44 (144A)                 26,913
              50,000         5.05        AA+/A3   FREMF Mortgage Trust 2011-K703,
                                                  Floating Rate Note, 7/25/44 (144A)                 54,029
              25,000         4.44        A-/Aaa   FREMF Mortgage Trust Class B, Floating
                                                  Rate Note, 7/25/48 (144A)                          26,432
              50,000                    AA+/Aaa   Government National Mortgage
                                                  Association, 4.5%, 9/20/39                         53,399

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 23

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Government -- (continued)
              15,746                    AA+/Aaa   Government National Mortgage
                                                  Association, 5.25%, 8/16/35                $       17,583
             242,074         1.03       AA+/Aaa   Government National Mortgage
                                                  Association, Floating Rate Note,
                                                  2/16/53 (d)                                        19,146
             287,272         1.08       AA+/Aaa   Government National Mortgage
                                                  Association, Floating Rate Note,
                                                  8/16/52 (d)                                        19,678
             337,368         1.07       AA+/Aaa   Government National Mortgage
                                                  Association, Floating Rate Note,
                                                  9/16/52 (d)                                        27,567
                                                                                             --------------
                                                                                             $      467,737
                                                                                             --------------
                                                  Total Government                           $      467,737
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL COLLATERALIZED
                                                  MORTGAGE OBLIGATIONS
                                                  (Cost $2,703,792)                          $    2,792,160
-----------------------------------------------------------------------------------------------------------
                                                  CORPORATE BONDS -- 34.7%
                                                  ENERGY -- 4.8%
                                                  Oil & Gas Drilling -- 0.6%
              25,000                  BBB+/Baa1   Pride International, Inc., 6.875%, 8/15/20 $       30,059
             100,000                  BBB-/Baa3   Rowan Companies, Inc., 4.75%, 1/15/24             102,386
                                                                                             --------------
                                                                                             $      132,445
-----------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Equipment & Services -- 0.3%
              25,000                  BBB-/Baa2   Weatherford International, Ltd.,
                                                  Bermuda, 5.95%, 4/15/42                    $       28,117
              25,000                  BBB-/Baa2   Weatherford International, Ltd.,
                                                  Bermuda, 9.625%, 3/1/19                            32,803
                                                                                             --------------
                                                                                             $       60,920
-----------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration &
                                                  Production -- 2.0%
              50,000                      B-/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18  $       53,500
              50,000                       B/B2   EP Energy LLC, 9.375%, 5/1/20                      57,625
              90,000                      B+/B1   Linn Energy LLC, 7.0%, 11/1/19 (144A)              93,038
              51,000                      B+/B1   Linn Energy LLC, 8.625%, 4/15/20                   55,016
              23,000                   BBB/Baa1   Marathon Oil Corp., 5.9%, 3/15/18                  26,418
              70,000                   BBB/Baa3   Plains Exploration & Production Co.,
                                                  6.75%, 2/1/22                                      78,138
             100,000                     BB/Ba2   Range Resources Corp., 5.0%, 3/15/23              102,000
                                                                                             --------------
                                                                                             $      465,735
-----------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Refining & Marketing -- 0.2%
              25,000                  BBB-/Baa2   Spectra Energy Capital LLC, 6.2%, 4/15/18  $       28,574
              21,000                   BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19               27,422
                                                                                             --------------
                                                                                             $       55,996
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Storage &
                                                  Transportation -- 1.4%
              25,000                  BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18        $       27,850
              25,000                  BBB-/Baa2   DCP Midstream LLC, 9.75%,
                                                  3/15/19 (144A)                                     31,888
              50,000         5.85       BB/Baa3   DCP Midstream LLC, Floating Rate
                                                  Note, 5/21/43 (144A)                               47,250
              70,000                   BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                  4.15%, 3/1/22                                      71,843
              25,000                   BBB/Baa2   Plains All American Pipeline LP,
                                                  6.125%, 1/15/17                                    28,110
              10,000                       A/A3   Questar Pipeline Co., 5.83%, 2/1/18                11,331
              10,000                  BBB-/Baa2   Spectra Energy Capital LLC, 6.75%,
                                                  7/15/18                                            11,604
              60,000                  BBB-/Baa3   Sunoco Logistics Partners Operations
                                                  LP, 6.1%, 2/15/42                                  67,685
              13,000                  BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                                  6/15/31                                            15,104
                                                                                             --------------
                                                                                             $      312,665
-----------------------------------------------------------------------------------------------------------
                                                  Coal & Consumable Fuels -- 0.3%
              45,000                      B-/B3   Alpha Natural Resources, Inc.,
                                                  6.0%, 6/1/19                               $       34,200
              25,000                     BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                                  3/13/17 (144A)                                     24,625
                                                                                             --------------
                                                                                             $       58,825
                                                                                             --------------
                                                  Total Energy                               $    1,086,586
-----------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 1.9%
                                                  Diversified Chemicals -- 0.1%
              20,000                   BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42         $       20,243
-----------------------------------------------------------------------------------------------------------
                                                  Construction Materials -- 0.8%
             150,000                      B+/NR   Cemex SAB de CV, 5.875%,
                                                  3/25/19 (144A)                             $      154,125
              30,000                   BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                                  6.0%, 12/30/19 (144A)                              34,226
                                                                                             --------------
                                                                                             $      188,351
-----------------------------------------------------------------------------------------------------------
                                                  Diversified Metals & Mining -- 0.3%
              35,000                   BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                                  5.375%, 4/15/20                            $       35,121
              35,000                   BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                                  Inc., 3.875%, 3/15/23                              34,069
                                                                                             --------------
                                                                                             $       69,190
-----------------------------------------------------------------------------------------------------------
                                                  Gold -- 0.2%
              35,000                  BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23              $       33,595
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 25

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Steel -- 0.5%
              25,000                   BBB/Baa2   Glencore Funding LLC, 4.125%,
                                                  5/30/23 (144A)                             $       24,257
             100,000                    NR/Caa2   Metinvest BV, 10.25%, 5/20/15 (144A)               94,520
                                                                                             --------------
                                                                                             $      118,777
                                                                                             --------------
                                                  Total Materials                            $      430,156
-----------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 2.0%
                                                  Aerospace & Defense -- 0.2%
              50,000                    BB-/Ba3   Bombardier, Inc., 4.25%, 1/15/16 (144A)    $       51,938
-----------------------------------------------------------------------------------------------------------
                                                  Building Products -- 0.8%
              25,000                   BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                $       27,250
              85,000                   BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                       98,812
              50,000         5.75     BBB+/Baa2   Stanley Black & Decker, Inc., Floating
                                                  Rate Note, 12/15/53                                54,062
                                                                                             --------------
                                                                                             $      180,124
-----------------------------------------------------------------------------------------------------------
                                                  Electrical Components &
                                                  Equipment -- 0.1%
              25,000                      B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17     $       25,562
-----------------------------------------------------------------------------------------------------------
                                                  Construction & Farm Machinery &
                                                  Heavy Trucks -- 0.3%
              60,000                       A/A3   Cummins, Inc., 5.65%, 3/1/98               $       66,618
              10,000                       A/A3   Cummins, Inc., 6.75%, 2/15/27                      12,008
                                                                                             --------------
                                                                                             $       78,626
-----------------------------------------------------------------------------------------------------------
                                                  Industrial Machinery -- 0.1%
              20,000                   BBB/Baa2   Valmont Industries, Inc., 6.625%, 4/20/20  $       23,534
-----------------------------------------------------------------------------------------------------------
                                                  Trading Companies & Distributors -- 0.5%
              55,000                     BB+/NR   Aviation Capital Group Corp., 6.75%,
                                                  4/6/21 (144A)                              $       61,508
              40,000                   BBB/Baa2   GATX Corp., 6.0%, 2/15/18                          45,230
                                                                                             --------------
                                                                                             $      106,738
                                                                                             --------------
                                                  Total Capital Goods                        $      466,522
-----------------------------------------------------------------------------------------------------------
                                                  TRANSPORTATION -- 2.1%
                                                  Airlines -- 1.3%
             100,000                     A/Baa2   Air Canada 2013-1 Class A Pass
                                                  Through Trust, 4.125%, 11/15/26 (144A)     $      100,250
              11,614                     A/Baa1   Delta Air Lines 2010-2 Class A Pass
                                                  Through Trust, 4.95%, 5/23/19                      12,630
              75,000                     BB+/NR   United Airlines 2013-1 Class B Pass
                                                  Through Trust, 5.375%, 8/15/21                     77,438
             100,000                    A-/Baa1   US Airways 2013-1 Class A Pass Through
                                                  Trust, 3.95%, 5/15/27                             100,250
                                                                                             --------------
                                                                                             $      290,568
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Railroads -- 0.1%
              25,000                    BBB+/A3   Burlington Northern Santa Fe LLC,
                                                  5.75%, 3/15/18                             $       28,536
-----------------------------------------------------------------------------------------------------------
                                                  Airport Services -- 0.7%
             150,000                       B/B2   Aguila 3 SA, 7.875%, 1/31/18 (144A)        $      158,812
                                                                                             --------------
                                                  Total Transportation                       $      477,916
-----------------------------------------------------------------------------------------------------------
                                                  CONSUMER DURABLES &
                                                  APPAREL -- 0.1%
                                                  Home Furnishings -- 0.1%
              25,000                   BBB/Baa3   Mohawk Industries, Inc., 3.85%, 2/1/23     $       24,812
                                                                                             --------------
                                                  Total Consumer Durables & Apparel          $       24,812
-----------------------------------------------------------------------------------------------------------
                                                  CONSUMER SERVICES -- 0.8%
                                                  Casinos & Gaming -- 0.4%
              50,000                   BBB-/Ba1   GLP Capital LP, 4.375%, 11/1/18 (144A)     $       51,750
              25,000                   BBB/Baa2   International Game Technology, Ltd.,
                                                  7.5%, 6/15/19                                      29,500
                                                                                             --------------
                                                                                             $       81,250
-----------------------------------------------------------------------------------------------------------
                                                  Education Services -- 0.4%
              25,000                     NR/Aa2   Bowdoin College, 4.693%, 7/1/12            $       23,154
              75,000                    AA-/Aa2   Tufts University, 5.017%, 4/15/12                  75,241
                                                                                             --------------
                                                                                             $       98,395
                                                                                             --------------
                                                  Total Consumer Services                    $      179,645
-----------------------------------------------------------------------------------------------------------
                                                  MEDIA -- 0.2%
                                                  Cable & Satellite -- 0.2%
              25,000                  BBB+/Baa1   British Sky Broadcasting Group Plc,
                                                  6.1%, 2/15/18 (144A)                       $       28,583
              10,000                   BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19             12,665
                                                                                             --------------
                                                                                             $       41,248
                                                                                             --------------
                                                  Total Media                                $       41,248
-----------------------------------------------------------------------------------------------------------
                                                  RETAILING -- 0.2%
                                                  Internet Retail -- 0.2%
              50,000                   BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20              $       55,448
                                                                                             --------------
                                                  Total Retailing                            $       55,448
-----------------------------------------------------------------------------------------------------------
                                                  FOOD & STAPLES RETAILING -- 0.1%
                                                  Drug Retail -- 0.1%
              13,789                  BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                                  1/10/33 (144A)                             $       15,128
                                                                                             --------------
                                                  Total Food & Staples Retailing             $       15,128
-----------------------------------------------------------------------------------------------------------
                                                  FOOD, BEVERAGE & TOBACCO -- 1.9%
                                                  Brewers -- 0.1%
              20,000                       A/A2   Anheuser-Busch InBev Worldwide, Inc.,
                                                  7.75%, 1/15/19                             $       24,822
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 27

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Agricultural Products -- 0.3%
              50,000                   BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)        $       55,828
-----------------------------------------------------------------------------------------------------------
                                                  Packaged Foods & Meats -- 1.4%
              50,000                     BB-/B1   B&G Foods, Inc., 4.625%, 6/1/21            $       49,750
              70,000                   BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22              71,146
              32,000                  BBB-/Baa1   Mondelez International, Inc., 6.5%, 2/9/40         40,772
             150,000                       B/B1   Post Holdings, Inc., 7.375%, 2/15/22              160,500
                                                                                             --------------
                                                                                             $      322,168
-----------------------------------------------------------------------------------------------------------
                                                  Tobacco -- 0.1%
              20,000                  BBB-/Baa2   Lorillard Tobacco Co., 3.75%, 5/20/23      $       19,230
                                                                                             --------------
                                                  Total Food, Beverage & Tobacco             $      422,048
-----------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT &
                                                  SERVICES -- 0.3%
                                                  Health Care Technology -- 0.3%
              75,000                       B/B3   MedAssets, Inc., 8.0%, 11/15/18            $       79,688
                                                                                             --------------
                                                  Total Health Care Equipment
                                                  & Services                                 $       79,688
-----------------------------------------------------------------------------------------------------------
                                                  BANKS -- 3.9%
                                                  Diversified Banks -- 2.8%
NOK          250,000                    AAA/Aaa   Asian Development Bank, 3.375%,
                                                  5/20/14                                    $       42,101
EURO          50,000                     NR/Aaa   AXA Bank Europe SCF, 3.5%, 11/5/20                 78,349
AUD          100,000                    AA-/Aa2   Cooperatieve Centrale
                                                  Raiffeisen-Boerenleenbank BA Australia,
                                                  6.0%, 10/29/15                                     96,236
              75,000                    AA-/Aa2   Cooperatieve Centrale
                                                  Raiffeisen-Boerenleenbank BA
                                                  Netherlands, 3.875%, 2/8/22                        78,463
AUD          185,000                    AAA/Aaa   International Bank for Reconstruction
                                                  & Development, 5.75%, 10/21/19                    187,615
             100,000                   BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                                  2/24/21 (144A)                                    115,412
              50,000         4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate
                                                  Note, 12/13/27 (144A)                              47,000
                                                                                             --------------
                                                                                             $      645,176
-----------------------------------------------------------------------------------------------------------
                                                  Regional Banks -- 0.9%
              65,000         4.45      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                  Floating Rate Note (Perpetual)             $       65,000
             115,000         6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                  Floating Rate Note (Perpetual)                    126,788
                                                                                             --------------
                                                                                             $      191,788
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage Finance -- 0.2%
              50,000                  BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17     $       53,813
                                                                                             --------------
                                                  Total Banks                                $      890,777
-----------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 4.4%
                                                  Other Diversified Financial
                                                  Services -- 2.5%
              25,000                      A-/NR   Carlyle Holdings II Finance LLC, 5.625%,
                                                  3/30/43 (144A)                             $       27,089
              90,000                   BBB/Baa3   EnLink Midstream Partners LP, 4.4%,
                                                  4/1/24                                             92,657
             100,000         7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                                  Rate Note (Perpetual)                             115,000
NZD          100,000                       A/A3   JPMorgan Chase & Co., 4.25%, 11/2/18               82,741
              25,000                       A/A3   JPMorgan Chase & Co., 6.0%, 1/15/18                28,658
             125,000         5.15       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                                  Note (Perpetual)                                  118,281
             100,000                       A/NR   KKR Group Finance Co. II LLC, 5.5%,
                                                  2/1/43 (144A)                                     107,819
                                                                                             --------------
                                                                                             $      572,245
-----------------------------------------------------------------------------------------------------------
                                                  Specialized Finance -- 0.3%
              56,000                    BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                                  10/15/19 (144A)                            $       59,220
-----------------------------------------------------------------------------------------------------------
                                                  Consumer Finance -- 0.3%
INR        3,800,000                      NR/NR   International Finance Corp., 8.25%,
                                                  6/10/21                                    $       64,137
-----------------------------------------------------------------------------------------------------------
                                                  Investment Banking & Brokerage -- 1.3%
              10,000                     BBB/A3   Macquarie Group, Ltd., 6.0%,
                                                  1/14/20 (144A)                             $       11,198
             100,000                  BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38         134,400
              75,000                  BBB+/Baa3   Morgan Stanley Co., 4.1%, 5/22/23                  74,507
              50,000                  BBB+/Baa3   Morgan Stanley Co., 4.875%, 11/1/22                52,763
              25,000                   BBB/Baa2   Raymond James Financial, Inc.,
                                                  4.25%, 4/15/16                                     26,507
                                                                                             --------------
                                                                                             $      299,375
                                                                                             --------------
                                                  Total Diversified Financials               $      994,977
-----------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 3.3%
                                                  Life & Health Insurance -- 1.1%
              35,000                    BBB+/NR   Delphi Financial Group, Inc.,
                                                  7.875%, 1/31/20                            $       41,238
              35,000                   BBB/Baa2   MetLife, Inc., 10.75%, 8/1/69                      53,550
              45,000                    A-/Baa2   Protective Life Corp., 7.375%, 10/15/19            54,996
             100,000         5.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                                  Rate Note, 9/15/42                                105,250
                                                                                             --------------
                                                                                             $      255,034
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 29

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Multi-line Insurance -- 0.3%
              60,000                     BBB/A3   AXA SA, 8.6%, 12/15/30                     $       77,700
-----------------------------------------------------------------------------------------------------------
                                                  Property & Casualty Insurance -- 0.9%
              20,000                  BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                                  11/9/22                                    $       20,115
             110,000         6.50      BBB/Baa1   The Allstate Corp., Floating Rate
                                                  Note, 5/15/57                                     118,525
              50,000                  BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                                  7.5%, 3/1/20                                       59,490
                                                                                             --------------
                                                                                             $      198,130
-----------------------------------------------------------------------------------------------------------
                                                  Reinsurance -- 1.0%
              50,000                     BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                                  10/15/22                                   $       50,985
              40,000                     BBB/NR   Platinum Underwriters Finance, Inc.,
                                                  7.5%, 6/1/17                                       44,852
              95,000         7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                                  Rate Note (Perpetual) (144A)                      100,076
              25,000         5.88         NR/NR   Wilton Re Finance LLC, Floating Rate
                                                  Note, 3/30/33 (144A)                               25,500
                                                                                             --------------
                                                                                             $      221,413
                                                                                             --------------
                                                  Total Insurance                            $      752,277
-----------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 1.7%
                                                  Diversified REIT -- 0.1%
              20,000                   BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15     $       20,672
-----------------------------------------------------------------------------------------------------------
                                                  Office REIT -- 0.9%
              40,000                  BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                                  4.6%, 4/1/22                               $       41,844
              25,000                  BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                                  5/15/23                                            23,706
              50,000                     BB/Ba1   DuPont Fabros Technology LP, 5.875%,
                                                  9/15/21                                            52,125
              35,000                   BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23               33,774
              50,000                   BBB/Baa2   Piedmont Operating Partnership LP,
                                                  3.4%, 6/1/23                                       46,620
                                                                                             --------------
                                                                                             $      198,069
-----------------------------------------------------------------------------------------------------------
                                                  Retail REIT -- 0.2%
              35,000                  BBB-/Baa2   DDR Corp., 7.5%, 4/1/17                    $       40,392
-----------------------------------------------------------------------------------------------------------
                                                  Specialized REIT -- 0.5%
              25,000                  BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                                  1/17/17                                    $       28,150
              40,000                  BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                                  8/15/22                                            42,054

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Specialized REIT -- (continued)
              45,000                  BBB-/Baa3   Senior Housing Properties Trust,
                                                  6.75%, 4/15/20                             $       51,877
                                                                                             --------------
                                                                                             $      122,081
                                                                                             --------------
                                                  Total Real Estate                          $      381,214
-----------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 1.0%
                                                  Internet Software & Services -- 0.5%
             100,000                     BB-/B2   Bankrate, Inc., 6.125%, 8/15/18 (144A)     $      106,250
-----------------------------------------------------------------------------------------------------------
                                                  IT Consulting & Other Services -- 0.1%
              25,000                     BB-/B3   Entegris, Inc., 6.0%, 4/1/22 (144A)        $       25,312
-----------------------------------------------------------------------------------------------------------
                                                  Data Processing & Outsourced
                                                  Services -- 0.2%
              50,000                    BB-/Ba2   Audatex North America, Inc., 6.0%,
                                                  6/15/21 (144A)                             $       53,625
-----------------------------------------------------------------------------------------------------------
                                                  Home Entertainment Software -- 0.2%
              50,000                    BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                                  9/15/23 (144A)                             $       54,375
                                                                                             --------------
                                                  Total Software & Services                  $      239,562
-----------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS &
                                                  SEMICONDUCTOR EQUIPMENT -- 0.1%
                                                  Semiconductor Equipment -- 0.1%
              25,000                  BBB+/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18             $       29,327
                                                                                             --------------
                                                  Total Semiconductors &
                                                  Semiconductor Equipment                    $       29,327
-----------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION
                                                  SERVICES -- 2.9%
                                                  Integrated Telecommunication
                                                  Services -- 2.0%
COP      124,000,000                     NR/Ba1   Empresa de Telecomunicaciones
                                                  de Bogota, 7.0%, 1/17/23 (144A)            $       59,335
              30,000                    BB-/Ba2   Frontier Communications Corp.,
                                                  8.5%, 4/15/20                                      34,931
              50,000                      B+/B3   GCI, Inc., 6.75%, 6/1/21                           50,562
              45,000                      NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                                  6/15/16 (144A)                                     47,579
              45,000                      NR/A2   GTP Towers Issuer LLC, 4.436%,
                                                  2/15/15 (144A)                                     45,924
              20,000                      A-/A2   Ooredoo International Finance, Ltd.,
                                                  6.5%, 6/10/14 (144A)                               20,100
EURO          50,000                   BBB/Baa2   Telefonica Emisiones SAU, 5.496%,
                                                  4/1/16                                             75,324
              25,000                      NR/NR   Unison Ground Lease Funding LLC,
                                                  2.981%, 3/15/20 (144A)                             24,086

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 31

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Integrated Telecommunication
                                                  Services -- (continued)
              70,000                  BBB+/Baa1   Verizon Communications, Inc.,
                                                  6.55%, 9/15/43                             $       86,345
                                                                                             --------------
                                                                                             $      444,186
-----------------------------------------------------------------------------------------------------------
                                                  Wireless Telecommunication
                                                  Services -- 0.9%
              75,000                     BB/Ba3   MetroPCS Wireless, Inc., 6.625%,
                                                  11/15/20                                   $       80,062
RUB        5,000,000                     BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                                  2/13/18 (144A)                                    131,291
                                                                                             --------------
                                                                                             $      211,353
                                                                                             --------------
                                                  Total Telecommunication Services           $      655,539
-----------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 2.9%
                                                  Electric Utilities -- 2.7%
              25,000                   BBB/Baa1   Commonwealth Edison Co., 6.95%,
                                                  7/15/18                                    $       29,261
             100,000         5.25       BBB+/A3   Electricite de France SA, Floating Rate
                                                  Note (Perpetual) (144A)                           102,050
             100,000                     A+/Aa3   Electricite de France SA, 6.0%, 1/22/14
                                                  (144A)                                            109,027
             200,000         8.75       BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                                  9/24/73 (144A)                                    230,500
              70,000                   BBB/Baa2   Public Service Co. of New Mexico,
                                                  7.95%, 5/15/18                                     83,344
              50,000         6.25     BBB-/Baa1   Southern California Edison Co., Floating
                                                  Rate Note (Perpetual)                              53,500
              10,000                    BBB+/A3   West Penn Power Co., 5.95%,
                                                  12/15/17 (144A)                                    11,349
                                                                                             --------------
                                                                                             $      619,031
-----------------------------------------------------------------------------------------------------------
                                                  Independent Power Producers &
                                                  Energy Traders -- 0.2%
              35,114                  BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                                  7/31/29 (144A)                             $       38,055
                                                                                             --------------
                                                  Total Utilities                            $      657,086
-----------------------------------------------------------------------------------------------------------
                                                  GOVERNMENT -- 0.1%
TRY           65,000                    AAA/Aaa   European Investment Bank, 0.0%,
                                                  3/2/15 (c)                                 $       28,672
                                                                                             --------------
                                                  Total Government                           $       28,672
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (Cost $7,391,485)                          $    7,908,628
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  U.S. GOVERNMENT AND
                                                  AGENCY OBLIGATIONS -- 10.6%
              60,000                      NR/NR   Fannie Mae, 3.0%, 5/14/14                  $       61,917
             250,000                      NR/NR   Fannie Mae, 3.5%, 5/12/14                         253,730
              58,000                      NR/NR   Fannie Mae, 3.5%, 5/14/14                          61,081
             230,979                    AAA/Aaa   Fannie Mae, 3.5%, 9/1/42                          234,730
              36,471                    AA+/Aaa   Fannie Mae, 4.5%, 4/1/41                           39,208
              37,769                    AA+/Aaa   Fannie Mae, 5.0%, 6/1/40                           41,544
             280,158                      NR/NR   Federal Home Loan Mortgage Corp.,
                                                  4.0%, 1/1/44                                      293,325
             100,000                      NR/NR   Federal Home Loan Mortgage Corp.,
                                                  4.5%, 5/12/14                                     107,391
              80,822                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  5.0%, 10/1/38                                      88,295
              69,277                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  5.0%, 9/1/38                                       75,690
              51,091                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  6.0%, 8/1/37                                       57,479
              27,252                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  6.5%, 1/1/38                                       30,732
             100,196                    AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                                  6.5%, 4/1/38                                      114,951
             500,000                    AAA/Aaa   Freddie Mac Gold Pool, 4.0%, 7/15/43              523,145
              61,005                      NR/NR   Government National Mortgage
                                                  Association I, 4.5%, 1/15/40                       66,419
              62,348                      NR/NR   Government National Mortgage
                                                  Association I, 4.5%, 7/15/41                       68,527
              64,008                      NR/NR   Government National Mortgage
                                                  Association I, 4.5%, 9/15/40                       69,623
              84,709                    AAA/Aaa   Government National Mortgage
                                                  Association II, 4.5%, 9/20/41                      91,833
              60,000                    AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                 71,522
              60,000                    AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39                 71,719
                                                                                             --------------
                                                                                             $    2,422,861
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT AND
                                                  AGENCY OBLIGATIONS
                                                  (Cost $2,365,925)                          $    2,422,861
-----------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT
                                                  BONDS -- 26.0%
EURO          50,000                    AA+/Aaa   Austria Government Bond, 4.15%,
                                                  3/15/37 (144A) (144A)                      $       89,194
             200,000                    BBB-/NR   Brazil Minas SPE via State of Minas
                                                  Gerais, 5.333%, 2/15/28 (144A)                    196,250
             200,000                     BB/Ba1   Croatia Government International Bond,
                                                  5.5%, 4/4/23 (144A)                               202,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 33

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT
                                                  BONDS -- (continued)
GHS           10,000                      NR/NR   Ghana Government Bond, 16.9%,
                                                  3/7/16                                     $        3,147
GHS          100,000                      NR/NR   Ghana Government Bond, 19.24%,
                                                  5/30/16                                            32,255
GHS          380,000                      NR/NR   Ghana Government Bond, 21.0%,
                                                  10/26/15                                          127,891
GHS           25,000                      NR/NR   Ghana Government Bond, 26.0%,
                                                  6/5/17                                              9,007
IDR      222,000,000                    NR/Baa3   Indonesia Treasury Bond, 6.125%,
                                                  5/15/28                                            15,611
IDR      200,000,000                    NR/Baa3   Indonesia Treasury Bond, 7.0%, 5/15/27             15,396
IDR    2,500,000,000                    NR/Baa3   Indonesia Treasury Bond, 7.375%,
                                                  9/15/16                                           215,911
IDR    1,210,000,000                    NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                                  6/15/32                                           101,623
IDR      850,000,000                     NR/Aaa   Inter-American Development Bank,
                                                  4.5%, 2/4/16                                       70,433
BRL          400,000                    AAA/Aaa   International Finance Corp., 5.0%,
                                                  12/21/15                                          165,278
INR        3,790,000                     NR/Aaa   International Finance Corp., 7.75%,
                                                  12/3/16                                            63,764
EURO          35,000                  BBB+/Baa3   Ireland Government Bond, 5.0%,
                                                  10/18/20                                           57,779
EURO         100,000                    NR/Baa2   Italy Buoni Poliennali Del Tesoro, 4.75%,
                                                  8/1/23 (144A) (144A)                              158,887
JPY       20,000,000                    AA-/Aa3   Japan Government Ten Year Bond, 1.0%,
                                                  12/20/21                                          204,230
JPY       20,000,000                     NR/Aa3   Japan Government Twenty Year Bond,
                                                  1.5%, 3/20/19                                     208,178
KES        7,450,000                      B+/B1   Kenya Treasury Bill, 8/11/14 (c)                   83,341
MYR          507,000                       A/A3   Malaysia Government Bond, 3.418%,
                                                  8/15/22                                           149,266
MXN        1,050,000                       A/A3   Mexican Bonos, 6.5%, 6/9/22                        82,863
MXN          300,000                       A/A3   Mexican Bonos, 7.5%, 6/3/27                        24,885
MXN        3,492,323                       A/A3   Mexican Udibonos, 2.0%, 6/9/22                    259,523
MXN        4,634,460                       A/A3   Mexican Udibonos, 3.5%, 12/14/17                  381,038
NGN       20,000,000                     B+/Ba3   Nigeria Government Bond, 16.0%, 6/29/19           137,877
NOK        1,800,000                    AAA/Aaa   Norway Government Bond, 2.0%, 5/24/23             285,865
NOK          965,000                    AAA/Aaa   Norway Government Bond, 4.25%, 5/19/17            174,424
NOK        1,490,000                    AAA/Aaa   Norway Government Bond, 4.5%, 5/22/19             279,193
NOK        1,000,000                    AAA/Aaa   Norway Government Bond, 5.0%, 5/15/15             174,306
PLN        1,000,000                       A/A2   Poland Government Bond, 5.25%,
                                                  10/25/17                                          352,494

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT
                                                  BONDS -- (continued)
PLN        1,000,000                       A/A2   Poland Government Bond, 5.5%,
                                                  4/25/15                                    $      339,276
             100,000                      A-/A2   Poland Government International
                                                  Bond, 4.0%, 1/22/24                               100,850
NZD          100,000                    AA-/Aa2   Province of Ontario Canada, 6.25%,
                                                  6/16/15                                            88,258
AUD          100,000                    AA+/Aa1   Queensland Treasury Corp., 5.75%,
                                                  7/22/24                                           102,743
RON          770,000                      NR/NR   Romania Government Bond, 5.85%,
                                                  4/26/23                                           253,008
RON          200,000                      NR/NR   Romania Government Bond, 5.9%,
                                                  7/26/17                                            65,838
RUB        4,200,000                   BBB/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                                  3/15/18                                           112,000
TRY          180,928                      NR/NR   Turkey Government Bond, 10.5%,
                                                  1/15/20                                            90,695
             200,000                   CCC/Caa3   Ukraine Government International
                                                  Bond, 7.5%, 4/17/23 (144A)                        167,240
GBP           70,000                     NR/Aa1   United Kingdom Gilt, 4.25%, 9/7/39                134,988
GBP           75,000                     NR/Aa1   United Kingdom Gilt, 8.75%, 8/25/17               157,121
                                                                                             --------------
                                                                                             $    5,933,926
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                  (Cost $6,268,377)                          $    5,933,926
-----------------------------------------------------------------------------------------------------------
                                                  MUNICIPAL BONDS -- 2.4%
                                                  Municipal Airport -- 0.1%
              20,000                   BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                                  1/15/17                                    $       21,881
-----------------------------------------------------------------------------------------------------------
                                                  Municipal Development -- 0.3%
              50,000                    AA-/Aa3   California Statewide Communities
                                                  Development Authority, 6.0%, 8/15/42       $       59,229
-----------------------------------------------------------------------------------------------------------
                                                  Municipal General -- 0.4%
              70,000                      AA/A2   JobsOhio Beverage System,
                                                  3.985%, 1/1/29                             $       69,694
              20,000                      AA/A2   JobsOhio Beverage System,
                                                  4.532%, 1/1/35                                     19,931
                                                                                             --------------
                                                                                             $       89,625
-----------------------------------------------------------------------------------------------------------
                                                  Higher Municipal Education -- 1.0%
              25,000                      A+/NR   Baylor University, 4.313%, 3/1/42          $       23,784
              10,000                     AA/Aa1   Illinois Finance Authority, 5.0%, 10/1/51          10,426
              25,000                    AAA/Aaa   Massachusetts Health & Educational
                                                  Facilities Authority, 5.5%, 7/1/32                 33,080

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 35

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  Higher Municipal
                                                  Education -- (continued)
              25,000                    AAA/Aaa   Massachusetts Institute of Technology,
                                                  5.6%, 7/1/11                               $       31,434
              50,000                     AA/Aa1   New York State Dormitory Authority
                                                  Series A, 5.0%, 7/1/40                             56,226
              20,000                    AAA/Aaa   Permanent University Fund, 5.0%, 7/1/30            23,793
              50,000                     AA/Aa2   University of California, 3.38%, 5/15/28           46,642
                                                                                             --------------
                                                                                             $      225,385
-----------------------------------------------------------------------------------------------------------
                                                  Municipal Medical -- 0.1%
              25,000                     AA-/A1   Massachusetts Development Finance
                                                  Agency, 5.25%, 4/1/37                      $       27,076
-----------------------------------------------------------------------------------------------------------
                                                  Municipal Power -- 0.1%
              25,000                     AA-/A1   South Carolina State Public Service
                                                  Authority, 5.0%, 12/1/43                   $       26,482
-----------------------------------------------------------------------------------------------------------
                                                  Municipal Water -- 0.2%
              45,000                     AAA/NR   Tarrant Regional Water District, 5.0%,
                                                  3/1/52                                     $       48,015
-----------------------------------------------------------------------------------------------------------
                                                  Municipal Obligation -- 0.2%
              50,000                    AA+/Aa1   State of Washington, 5.0%, 8/1/39          $       54,498
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL MUNICIPAL BONDS
                                                  (Cost $524,210)                            $      552,191
-----------------------------------------------------------------------------------------------------------
                                                  SENIOR FLOATING RATE LOAN
                                                  INTEREST -- 0.2%**
                                                  TELECOMMUNICATION SERVICES -- 0.2%
                                                  Integrated Telecommunication
                                                  Services -- 0.2%
              48,902         3.25         BB/B1   West Corp., B-10 Term Loan (First Lien),
                                                  6/30/18                                    $       48,363
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL SENIOR FLOATING RATE
                                                  LOAN INTEREST
                                                  (Cost $49,765)                             $       48,363
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                                                  PURCHASED CALL OPTION -- 0.0%+
              84,202                              Call TRY/Put USD @ 2.154, 12/1/15          $        1,483
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL PURCHASED CALL OPTION
                                                  (Premiums paid $1,388)                     $        1,483
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENT IN
                                                  SECURITIES -- 95.1%
                                                  (Cost $21,188,844) (a)                     $   21,670,661
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------------------------------
 Principal             Floating     S&P/Moody's
 Amount ($)            Rate (b)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                  WRITTEN PUT OPTION -- (0.0)%+
             (84,202)                             Put TRY/Call USD @ 2.95, 12/1/15           $         (508)
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL WRITTEN PUT OPTION
                                                  (Premiums received $(1,388))               $         (508)
-----------------------------------------------------------------------------------------------------------
                                                  OTHER ASSETS & LIABILITIES -- 4.9%         $    1,122,131
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL NET ASSETS -- 100.0%                 $   22,792,284
===========================================================================================================

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $4,721,356 or 20.7% of total net assets.

(a) At April 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $21,194,800 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                      $   1,167,324
            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                           (691,463)
                                                                                             --------------
            Net unrealized appreciation                                                      $     475,861
                                                                                             ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 37

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar
BRL         Brazilian Real
COP         Colombian Peso
EURO        Euro
GBP         British Pound Sterling
GHS         Ghanian Cedi
IDR         Indonesian Rupiah
INR         Indian Rupee
JPY         Japanese Yen
KES         Kenyan Shilling
MXN         Mexican Peso
MYR         Malaysian Ringgit
NGN         Nigerian Naira
NZD         New Zealand Dollar
NOK         Norwegian Krone
NZD         New Zealand Dollar
PLN         New Polish Zloty
RON         Romanian New Leu
RUB         Russian Ruble
TRY         Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $5,944,563 and $9,590,573, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3        Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                 $         --    $   386,352    $         --   $    386,352
Preferred Stocks                                      --             --              --             --
   Banks
     Regional Banks                                   --         51,359              --         51,359
   Insurance
     Reinsurance                                      --             --         127,089        127,089
All Other Preferred Stocks                       485,089             --              --        485,089
Convertible Preferred Stocks                     155,283             --              --        155,283
Asset Backed Securities                               --        805,877              --        805,877
Collateralized Mortgage Obligations                   --      2,792,160              --      2,792,160
Corporate Bonds                                       --      7,908,628              --      7,908,628
U.S. Government Agency Obligations                    --      2,422,861              --      2,422,861
Foreign Government Bonds                              --      5,933,926              --      5,933,926
Municipal Bonds                                       --        552,191              --        552,191
Senior Floating Rate Loan Interests                   --         48,363              --         48,363
Purchased Call Option                                 --          1,483              --          1,483
-------------------------------------------------------------------------------------------------------
Total                                       $    640,372    $20,903,200    $    127,089   $ 21,670,661
=======================================================================================================
Other Financial Instruments
Unrealized depreciation on
   futures contracts                        $    (20,094)   $        --    $         --   $    (20,094)
Unrealized appreciation on
   written put option                                 --            880              --            880
Unrealized depreciation on
   forward foreign currency contracts                 --        (18,104)             --        (18,104)
-------------------------------------------------------------------------------------------------------
Total Other Financial Instruments           $    (20,094)   $   (17,224)   $         --   $    (37,318)
=======================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                                          Preferred
                                                                                          Stocks
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/13                                                                    $    105,090
Realized gain (loss)(1)                                                                          2,216
Change in unrealized appreciation (depreciation)(2)                                             25,164
Purchases                                                                                       30,000
Sales                                                                                          (35,381)
Transfers in to Level 3*                                                                            --
Transfers out of Level 3*                                                                           --
-------------------------------------------------------------------------------------------------------
Balance as of 4/30/14                                                                     $    127,089
=======================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     During the six months ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 4/30/14                                                                   $     25,164
                                                                                          ------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 39

Statement of Assets and Liabilities | 4/30/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $21,188,844)                                $21,670,661
  Cash                                                                                   1,206,934
  Futures collateral                                                                        22,500
  Foreign currencies, at value (cost $358,973)                                             352,249
  Receivables --
     Investment securities sold                                                          1,025,379
     Fund shares sold                                                                       28,008
     Interest                                                                              251,455
  Prepaid expenses                                                                          17,429
---------------------------------------------------------------------------------------------------
        Total assets                                                                   $24,574,615
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $ 1,649,487
     Fund shares repurchased                                                                 5,530
     Dividends                                                                              47,712
  Variation margin                                                                          20,094
  Written options (premiums received $1,388)                                                   508
  Net unrealized depreciation on forward foreign currency contracts                         18,104
  Accrued expenses                                                                          40,896
---------------------------------------------------------------------------------------------------
        Total liabilities                                                              $ 1,782,331
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                      $22,335,044
  Undistributed net investment income                                                       24,305
  Accumulated net realized loss on investments and foreign
     currency transactions                                                                  (5,570)
  Net unrealized appreciation on investments                                               481,817
  Net unrealized depreciation on futures contracts                                         (20,094)
  Net unrealized appreciation on written options                                               880
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        (24,098)
---------------------------------------------------------------------------------------------------
        Total net assets                                                               $22,792,284
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,889,714/629,527 shares)                                         $     10.94
  Class C (based on $3,928,531/357,758 shares)                                         $     10.98
  Class Y (based on $11,974,039/1,084,180 shares)                                      $     11.04
MAXIMUM OFFERING PRICE:
  Class A ($10.94(divided by)95.5%)                                                    $     11.46
===================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Statement of Operations (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $1,514)                      $632,587
  Dividends                                                                 21,242
---------------------------------------------------------------------------------------------------
         Total investment income                                                         $653,829
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 71,480
  Transfer agent fees and expenses
     Class A                                                                 6,284
     Class C                                                                 2,530
     Class Y                                                                   302
  Distribution fees
     Class A                                                                 8,175
     Class C                                                                18,889
  Shareholder communications expense                                         3,400
  Administrative reimbursements                                             13,864
  Custodian fees                                                            15,782
  Registration fees                                                         26,982
  Professional fees                                                         33,508
  Printing expense                                                           8,743
  Fees and expenses of nonaffiliated trustees                                3,278
  Miscellaneous                                                             20,500
--------------------------------------------------------------------------------------------------
     Total expenses                                                                      $233,717
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                           (96,600)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                        $137,117
--------------------------------------------------------------------------------------------------
         Net investment income                                                           $516,712
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                          $ 85,176
     Futures contracts                                                       6,465
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  (88,877)      $  2,764
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                          $ 43,624
     Futures contracts                                                     (30,828)
     Written options                                                           880
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                  39,845       $ 53,521
--------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, written options and
     foreign currency transactions                                                       $ 56,285
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $572,997
==================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 41

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   4/30/14           Year Ended
                                                                   (unaudited)       10/31/13
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $    516,712      $    950,702
Net realized gain on investments, futures contracts and
  foreign currency transactions                                           2,764           136,170
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written options and
  foreign currency transactions                                          53,521        (1,242,718)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                          $    572,997      $   (155,846)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.29 per share, respectively)            $   (110,312)     $   (201,827)
      Class C ($0.13 and $0.19 per share, respectively)                 (46,475)          (71,517)
      Class Y ($0.20 and $0.32 per share, respectively)                (330,537)         (466,944)
Net realized gain:
      Class A ($0.06 and $0.17 per share, respectively)            $    (39,796)     $   (113,364)
      Class C ($0.06 and $0.17 per share, respectively)                 (21,563)          (60,494)
      Class Y ($0.06 and $0.17 per share, respectively)                 (98,561)         (238,175)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                       $   (647,244)     $ (1,152,321)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  3,929,145      $  6,054,922
Reinvestment of distributions                                           155,763           320,142
Cost of shares repurchased                                           (9,391,317)       (5,463,448)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                                  $ (5,306,409)     $    911,616
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                   $ (5,380,656)     $   (396,551)
NET ASSETS:
Beginning of period                                                  28,172,940        28,569,491
--------------------------------------------------------------------------------------------------
End of period                                                      $ 22,792,284      $ 28,172,940
==================================================================================================
Undistributed (distributions in excess of) net
  investment income                                                $     24,305      $     (5,083)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------
                                           '14 Shares    '14 Amount
                                           (unaudited)   (unaudited)    '13 Shares   '13 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                                 125,467      $ 1,362,644     193,258     $  2,180,260
Reinvestment of distributions                10,704          115,902      21,726          243,127
Less shares repurchased                    (134,211)      (1,450,810)   (381,847)      (4,289,342)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)                 1,960      $    27,736    (166,863)    $ (1,865,955)
==================================================================================================
Class C
Shares sold                                  32,407      $   352,765      66,648     $    752,099
Reinvestment of distributions                 3,523           38,284       6,749           75,775
Less shares repurchased                     (27,423)        (298,412)    (84,082)        (933,826)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)                 8,507      $    92,637     (10,685)    $   (105,952)
==================================================================================================
Class Y
Shares sold                                 203,196      $ 2,213,736     275,954     $  3,122,563
Reinvestment of distributions                   144            1,577         111            1,240
Less shares repurchased                    (694,148)      (7,642,095)    (21,451)        (240,280)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)              (490,808)     $(5,426,782)    254,614     $  2,883,523
==================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year      Year      Year      Year
                                                                  4/30/14     Ended      Ended     Ended     Ended     Ended
                                                                  (unaudited) 10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 10.98     $ 11.49    $ 11.22   $ 11.19   $ 10.84   $  9.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.19     $  0.30    $  0.36   $  0.34   $  0.35   $  0.39
   Net realized and unrealized gain (loss) on investments            0.01       (0.35)      0.29      0.01      0.41      1.57
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.20     $ (0.05)   $  0.65   $  0.35   $  0.76   $  1.96
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.18)    $ (0.29)   $ (0.36)  $ (0.32)  $ (0.40)  $ (0.37)
   Net realized gain                                                (0.06)      (0.17)     (0.02)       --     (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.24)    $ (0.46)   $ (0.38)  $ (0.32)  $ (0.41)  $ (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.04)    $ (0.51)   $  0.27   $  0.03   $  0.35   $  1.59
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.94     $ 10.98    $ 11.49   $ 11.22   $ 11.19   $ 10.84
====================================================================================================================================
Total return*                                                        1.89%      (0.45)%     5.98%     3.22%     7.21%    21.58%
Ratio of net expenses to average net assets                          1.00%**     1.00%      1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to average net assets                 3.59%**     3.36%      3.26%     2.94%     3.26%     3.83%
Portfolio turnover rate                                                47%**       33%        29%       34%       27%       28%
Net assets, end of period (in thousands)                          $ 6,890     $ 6,888    $ 9,128   $14,830   $ 6,235   $ 5,434
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                    1.88%**     2.05%      1.65%     2.07%     2.35%     2.90%
   Net investment income                                             2.71%**     2.31%      2.60%     1.86%     1.91%     1.93%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year      Year      Year      Year
                                                                  4/30/14     Ended      Ended     Ended     Ended     Ended
                                                                  (unaudited) 10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 11.01     $ 11.51    $ 11.23   $ 11.19   $ 10.82   $  9.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.14     $  0.20    $  0.26   $  0.24   $  0.25   $  0.29
   Net realized and unrealized gain (loss) on investments            0.02       (0.34)      0.30      0.02      0.43      1.58
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.16     $ (0.14)   $  0.56   $  0.26   $  0.68   $  1.87
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.13)    $ (0.19)   $ (0.26)  $ (0.22)  $ (0.30)  $ (0.28)
   Net realized gain                                                (0.06)      (0.17)     (0.02)       --     (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.19)    $ (0.36)   $ (0.28)  $ (0.22)  $ (0.31)  $ (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.03)    $ (0.50)   $  0.28   $  0.04   $  0.37   $  1.59
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.98     $ 11.01    $ 11.51   $ 11.23   $ 11.19   $ 10.82
====================================================================================================================================
Total return*                                                        1.53%      (1.24)%     5.09%     2.39%     6.45%    20.55%
Ratio of net expenses to average net assets                          1.90%**     1.90%      1.90%     1.90%     1.90%     1.89%
Ratio of net investment income to average net assets                 2.68%**     2.46%      2.33%     2.15%     2.37%     2.94%
Portfolio turnover rate                                                47%**       33%        29%       34%       27%       28%
Net assets, end of period (in thousands)                          $ 3,929     $ 3,847    $ 4,414   $ 3,555   $ 3,264   $ 3,281
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                    2.55%**     2.75%      2.39%     2.94%     3.00%     3.57%
   Net investment income                                             2.03%**     1.84%      1.84%     1.11%     1.27%     1.26%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year      Year      Year      Year
                                                                  4/30/14     Ended      Ended     Ended     Ended     Ended
                                                                  (unaudited) 10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $ 11.07     $ 11.59    $ 11.30   $ 11.22   $ 10.85   $  9.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.21     $  0.33    $  0.39   $  0.35   $  0.34   $  0.38
   Net realized and unrealized gain (loss) on investments            0.02       (0.36)      0.30      0.05      0.45      1.59
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.23     $ (0.03)   $  0.69   $  0.40   $  0.79   $  1.97
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.20)    $ (0.32)   $ (0.38)  $ (0.32)  $ (0.41)  $ (0.37)
   Net realized gain                                                (0.06)      (0.17)     (0.02)       --     (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.26)    $ (0.49)   $ (0.40)  $ (0.32)  $ (0.42)  $ (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.03)    $ (0.52)   $  0.29   $  0.08   $  0.37   $  1.60
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.04     $ 11.07    $ 11.59   $ 11.30   $ 11.22   $ 10.85
====================================================================================================================================
Total return*                                                        2.11%      (0.25)%     6.24%     3.66%     7.48%    21.69%
Ratio of net expenses to average net assets                          0.75%**     0.75%      0.79%     0.82%     0.94%     1.00%
Ratio of net investment income to average net assets                 3.82%**     3.58%      3.42%     3.01%     3.31%     3.83%
Portfolio turnover rate                                                47%**       33%        29%       34%       27%       28%
Net assets, end of period (in thousands)                          $11,974     $17,438    $15,297   $11,160   $ 4,205   $ 1,809
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                    1.36%**     1.57%      1.18%     1.55%     1.86%     2.48%
   Net investment income                                             3.21%**     2.76%      3.04%     2.28%     2.38%     2.35%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Notes to Financial Statements | 4/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (formerly known as Pioneer Global Aggregate Bond Fund) (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 47

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 49

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current table year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $  875,669
     Long-term capital gain                                              276,652
     ---------------------------------------------------------------------------
         Total                                                        $1,152,321
     ===========================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 50

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term gain                                      $ 162,320
     Current year dividend payable                                       (59,773)
     Unrealized appreciation                                             428,940
     ---------------------------------------------------------------------------
        Total                                                          $ 531,487
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $297 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2014.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 51

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2014 was $22,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2014 was $1,361,042.

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

     At April 30, 2014, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                             Number of                                     Net
                             Contracts        Settlement                   Unrealized
     Type                    Long/(Short)     Month        Value           Depreciation
     ------------------------------------------------------------------------------------
     FC US 5 Yr Note (CBT)      (5)           6/14         $  (594,765)    $ (2,500)
     US Long Bond (CBT)         (4)           6/14         $  (527,875)    $(11,875)
     US 10 Yr Note (CBT)        (6)           6/14         $  (740,813)    $ (5,719)
     ------------------------------------------------------------------------------------
           Total               (15)                        $(1,863,453)    $(20,094)
     ------------------------------------------------------------------------------------

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended April 30, 2014 was $779. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments. The Fund held one written put option contract that were open at April 30, 2014. If the put option was exercised at April 30, 2014, the maximum amount the Fund would have been required to pay was $508.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 53

     Transactions in written options for the six months ended April 30, 2014 are summarized as follows:

---------------------------------------------------------------------------------
                                              Number of Contracts   Premium Paid
---------------------------------------------------------------------------------

     Options open at beginning of period            --                  $     --
     Options opened                            84,202                     (1,388)
     Options exercised                              --                        --
     Options closed                                 --                        --
     Options expired                                --                        --
---------------------------------------------------------------------------------
          Options open at end of period        84,202                    $(1,388)
=================================================================================

K.   Purchased Options

     The Fund may purchase call and put option in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the six months ended April 30, 2014 was $569. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $2,673 in management fees, administrative costs and certain other reimbursements due to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $2,275
 Class C                                                                     901
 Class Y                                                                     224
--------------------------------------------------------------------------------
   Total:                                                                 $3,400
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,965 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 55 and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $309 in distribution fees payable to PFD at April 30, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2014, CDSCs in the amount of $13 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2014 was $5,632,734.

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                                                                                         Net
                              Net              In                                        Unrealized
                              Contracts        Exchange       Settlement                 Appreciation
Currency                      to Deliver       For            Date        Value          (Depreciation)
--------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)       $    (372,214)   $  (336,449)    6/6/14     $  (345,087)   $ (8,638)
AUD (Australian Dollar)            (120,554)      (111,784)    5/1/14        (112,043)       (259)
BRL (Brazilian Real)                350,000        145,657     6/6/14         155,129       9,472
CLP (Chilean Peso)             (150,000,000)      (259,502)   6/18/14        (264,355)     (4,853)
CZK (Czech Koruna)              (13,500,000)      (688,440)   6/20/14        (682,056)      6,384
EURO (European Euro)               (215,075)      (297,358)   7/16/14        (298,302)       (944)
EURO (European Euro)             (1,366,271)    (1,894,223)   6/11/14      (1,895,104)       (881)
EURO (European Euro)               (107,614)      (148,574)   6/11/14        (149,267)       (693)
EURO (European Euro)                (93,140)      (128,708)   7/16/14        (129,182)       (474)
EURO (European Euro)                216,189        298,524     5/2/14         299,897       1,373
GBP (British Pound
   Sterling)                       (110,000)      (182,859)   5/19/14        (185,732)     (2,873)
HUF (Hungarian Forint)          (66,994,656)      (297,602)    6/6/14        (302,193)     (4,591)
JPY (Japanese Yen)              (38,079,469)      (373,479)   5/19/14        (372,911)        568
MXN (Mexican Peso)                3,813,010        289,380    6/11/14         290,685       1,305
NOK (Norwegian Krone)            (1,794,563)      (298,524)    5/2/14        (302,018)     (3,494)
NZD (New Zealand
   Dollar)                          (85,041)       (69,409)    5/7/14         (73,309)     (3,900)
PHP (Philippine Peso)            13,300,000        296,941    5/13/14         298,327       1,386
PLN (Polish Zloty)                2,083,941        688,440    6/20/14         686,407      (2,033)
RON (Romanian New
   Leu)                             965,480        297,602     6/6/14         300,973       3,371
RUB(Russian Ruble)                4,400,000        124,512    5/13/14         123,158      (1,354)
RUB(Russian Ruble)               (4,399,799)      (123,037)   5/13/14        (123,153)       (116)
TRY (Turkish Lira)                 (234,338)      (108,469)   7/14/14        (108,807)       (338)
ZAR (South African
   Rand)                         (3,129,440)      (289,380)   6/11/14        (295,902)     (6,522)
--------------------------------------------------------------------------------------------------------
  Total                                                                                  $(18,104)
========================================================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 57

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

------------------------------------------------------------------------------------------
 Assets:
                                Gross
                                Amounts      Net            Gross Amounts Not Offset
                                Offset       Amounts of       in the Statement of
                                in the       Assets          Assets and Liabilities
                   Gross        Statement    Presented In   ------------------------
                   Amounts of   of Assets    the Statement               Cash
                   Recognized   and          of Assets and  Financial    Collateral Net
 Description       Assets       Liabilities  Liabilities    Instruments  Received   Amount
------------------------------------------------------------------------------------------
 Forward foreign
    currency
    contracts      $23,859      $(23,859)    $ --            $--          $--        $ --
 Futures
    contracts      $    --      $     --     $ --            $--          $--        $ --
 Written options   $   880      $     --     $880            $--          $--        $880
------------------------------------------------------------------------------------------
                   $24,739      $(23,859)    $880            $--          $--        $880
==========================================================================================

--------------------------------------------------------------------------------------------
 Liabilities:
                                Gross
                                Amounts      Net            Gross Amounts Not Offset
                                Offset       Amounts of       in the Statement of
                                in the       Liabilities     Assets and Liabilities
                   Gross        Statement    Presented In   ------------------------
                   Amounts of   of Assets    the Statement               Cash
                   Recognized   and          of Assets and  Financial    Collateral Net
 Description       Liabilities  Liabilities  Liabilities    Instruments  Pledged    Amount
--------------------------------------------------------------------------------------------
 Forward foreign
    currency
    contracts      $41,963      $(23,859)    $18,104        $--          $--        $ 18,104
 Futures
    contracts      $20,094      $     --     $20,094        $--          $--        $ 20,094
 Written options   $    --      $     --     $    --        $--          $--        $     --
--------------------------------------------------------------------------------------------
                   $62,057      $(23,859)    $38,198        $--          $--        $ 38,198
--------------------------------------------------------------------------------------------

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

8. Additional Disclosures about Derivative Instruments and
Hedging Activities

Values of derivative instruments as of April 30, 2014 were as follows:

-----------------------------------------------------------------------------------------------------
 Derivatives not
 accounted for as                   Asset Derivatives 2014             Liabilities Derivatives 2014
 hedging instruments                -----------------------------------------------------------------
 under Accounting                   Statement of Assets                Statement of Assets
 Standards Codification             and Liabilities                    and Liabilities
 (ASC) 815                          Location             Value         Location               Value
-----------------------------------------------------------------------------------------------------
 Forward Foreign Currency           Net unrealized                     Net unrealized
  Contracts                         appreciation on                    depreciation on
                                    forward foreign                    forward foreign
                                    currency contracts   $ --          currency contracts   $18,104
 Interest Rate Futures*             Net unrealized                     Net unrealized
                                    appreciation on                    depreciation on
                                    futures contracts    $ --          futures contracts    $20,094
 Written Options                    Net unrealized                     Net unrealized
                                    appreciation on                    depreciation on
                                    written options      $880          written options      $    --
-----------------------------------------------------------------------------------------------------
 Total                                                   $880                               $38,198
-----------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation on futures contracts (See
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

-------------------------------------------------------------------------------------------------------
                                                                                        Change in
 Derivatives Not                                                                        Unrealized
 Accounted for as                                                     Realized          Appreciation
 hedging instruments           Location of Gain                       Gain (Loss)       (Depreciation)
 Under Accounting              or (Loss) on                           on Derivatives    on Derivatives
 Standards Codification        Derivatives Recognized                 Recognized        Recognized
 (ASC) 185                     in Income                              in Income         in Income
-------------------------------------------------------------------------------------------------------
 Interest Rate Futures         Net realized gain (loss) on
                               futures contracts                      $  6,465
 Interest Rate Futures         Change in net unrealized
                               appreciation (depreciation)
                               on futures contracts                                     $(30,828)
 Forward Foreign               Net realized gain (loss) on
  Currency Contracts           forward foreign currency
                               contracts and other assets
                               and liabilities denominated
                               in foreign currencies                  $(88,877)
 Forward Foreign               Change in unrealized appreciation
  Currency Contracts           (depreciation) on forward foreign
                               currency contracts and other assets
                               and liabilities denominated in
                               foreign currencies                                       $ 39,845
 Written Options               Change in unrealized appreciation
                               (depreciation) on written options                        $    880

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 59

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2014, the Fund had no borrowings under the credit facility.

10. Subsequent Event

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Multisector Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 61 non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administra-tor, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2013, and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that, taking into account the contractual expense limitation agreed to by PIM with respect to Class Y shares of the Fund, the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 would be in the third quintile relative to its Morningstar peer group.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing serv-ices to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 63 connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the invest-ment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

64 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Daniel K. Kingsbury, President*
David R. Bock                                Mark D. Goodwin, Executive
Benjamin M. Friedman                            Vice President
Margaret B.W. Graham                         Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                          Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 65

                           This page for your notes.

66 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

                           This page for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14 67

                           This page for your notes.

68 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 21910-06-0614

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2014

* Print the name and title of each signing officer under his or her signature.